UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07043
Name of Registrant:	Vanguard Admiral Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2015 – February 29, 2016
Item 1: Reports to Shareholders

Semiannual Report | February 29, 2016

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Treasury Money Market Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Prime Money Market Fund.	11
Federal Money Market Fund.	30
Treasury Money Market Fund.	41
About Your Fund’s Expenses.	50
Glossary.	52

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
	7-Day	Total
	SEC Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.40%	0.10%
Money Market Funds Average		0.00
Admiral™ Shares	0.46%	0.13%
Institutional Money Market Funds Average		0.04
Money Market Funds Average and Institutional Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Federal Money Market Fund	0.30%	0.07%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Treasury Money Market Fund	0.25%	0.05%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Chairman’s Letter

Dear Shareholder,

Ending months of uncertainty, the Federal Reserve in mid-December increased its target for short-term interest rates to 0.25%–0.5%—the first time the target has been above the near-zero threshold since 2008. Although rates are still exceptionally low by historical standards, the increase marked a start toward normalizing monetary policy.

Over the six months ended February 29, 2016, returns for money market and savings accounts reflected the muted rate levels that persisted through much of the period. Still, yields rose somewhat in anticipation of December’s increase and, later, as a result of it. Vanguard Prime Money Market Fund returned 0.10% for Investor Shares and 0.13% for Admiral Shares, which have a lower expense ratio. Vanguard Federal Money Market Fund returned 0.07% and Vanguard Treasury Money Market Fund 0.05%.

These slight returns were nevertheless ahead of the average result for competing money market funds, and we adhered to our mandate to invest in securities of very high credit quality.

Please note that as of December 14, the Treasury Money Market Fund’s name was changed from the Admiral Treasury Money Market Fund, and Institutional Shares of the Prime Money Market Fund were reclassified as Admiral Shares. Also, the Treasury Money Market Fund reopened

2

to all investors effective January 20, joining the Federal Money Market Fund, which reopened last June.

As you may recall, the Securities and Exchange Commission in 2014 adopted new money market fund regulations that fund sponsors must comply with by October 2016. As U.S. government money market funds, the Treasury Money Market Fund and the Federal Money Market Fund will continue to maintain a share price of $1. Moreover, they will not be subject to new liquidity fee or redemption gate requirements.

The Prime Money Market Fund will be designated a retail fund, meaning that individual investors will continue to have access to this fund at a share price of $1.

Please see the fund’s prospectus for information on fees and gates that apply to retail money market funds.

Bonds registered gains as investors cut their risk

The broad U.S. taxable bond market returned 2.20% over the fiscal half year. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest

Market Barometer
	Total Returns
	Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

rates. As central banks in Europe and Asia boosted stimulus efforts to battle weak growth and low inflation, the European Central Bank in December cut a key rate further into negative territory, and the Bank of Japan in late January adopted a negative-rate policy.

Stocks mostly slumped over the fiscal half year

U.S. stocks returned about –3%. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resiliency in February, also concerned investors.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

The funds were prepared for the Fed to raise rates

The Fed’s strategy to normalize monetary policy hinges on the health of the U.S. economy, which generally fared better over the six months than many of its international counterparts. Although corporate earnings weren’t particularly impressive and stock markets were volatile at times, the economy expanded and

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Prime Money Market Fund
Investor Shares	0.16%	0.17%
Admiral Shares	0.10	0.18
Federal Money Market Fund	0.11	0.08
Treasury Money Market Fund	0.09	0.06

The fund expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year.
For the six months ended February 29, 2016, the funds’ annualized expense ratios were: for the Prime Money Market Fund, 0.16% for
Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund, 0.11%; for the Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares, Money Market Funds; and for the Admiral Shares, Institutional Money
Market Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Treasury Money Market Fund; iMoneyNet
Money Fund Report’s 100% Treasury Fund.

4

labor markets improved. Vanguard Chief Economist Joe Davis expects short-term interest rates to rise further in 2016.

The Vanguard Money Market Funds were well-prepared to benefit from the Fed’s initial increase. In anticipation of it, the funds’ advisor, Vanguard Fixed Income Group, repositioned the portfolios by shortening their weighted average maturity and increasing exposure to floating-rate securities. These moves allowed the funds to reflect the higher yields more quickly.

Vanguard’s low expense ratios proved to be a significant advantage for all three funds, ensuring that we don’t have to take unreasonable risks to reach for yield. With the Prime Money Market Fund, we’re able to invest in higher-quality debt and avoid exposure to the debt of financially unstable countries, as well as limit exposure to volatile industry sectors.

At the period’s end, the Prime Money Market Fund held nearly 50% of its assets in Yankee/foreign issues. These securities are denominated in U.S. dollars to eliminate currency risk, are from highly rated foreign issuers, and do not include financial paper from Greece or other economically troubled countries in southern Europe.

U.S. government securities are the focus of the Treasury Money Market Fund and the Federal Money Market Fund and also constitute a significant portion of the Prime Money Market Fund. U.S. Treasury securities are backed by the full faith and credit of the United States and are

Changes in Yields
			7-Day SEC Yield
	February 29,	August 31,	February 28,
Money Market Fund	2016	2015	2015
Prime
Investor Shares	0.40%	0.06%	0.01%
Admiral Shares	0.46	0.12	0.07
Federal	0.30	0.02	0.01
Treasury	0.25	0.01	0.01

5

considered a safe haven when investors are most concerned about the economy or financial markets. The Federal Money Market Fund holds federal agency securities, which maintain nearly the same credit quality as securities issued by the U.S. government.

Yield is important to the funds’ managers and to investors seeking income, but safety and liquidity are the top priorities. Our credit analysts, together with our portfolio managers and traders in the Fixed Income Group, operate under a framework in which avoiding risk and maintaining liquidity are paramount.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Note: Data are for U.S.-based Vanguard funds only.
Source: Vanguard.

6

For more information about the advisor’s strategies and the funds’ positioning during the period, please see the Advisor’s Report that follows this letter.

Doing what’s best for clients: That’s how we were built

It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why Vanguard’s expense ratios remain among the lowest in the industry. (For more on this, see the insight box on page 6.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 10, 2016

7

Advisor’s Report

With the Federal Reserve’s intentions well-telegraphed in advance, money market rates began to rise even before the Fed’s first interest rate increase in almost a decade came in mid-December. The hike was a welcome development for money market investors who in recent years have used these high-quality, very liquid investments for their short-term savings goals or cash management needs without earning much income from them.

For the six months ended February 29, 2016, Investor Shares of Vanguard Prime Money Market Fund returned 0.10%, while Admiral Shares, with their lower expense ratio, returned 0.13%. Those results were better than the 0.00% average return of its peer group. Vanguard Federal Money Market Fund returned 0.07%, and Vanguard Treasury Money Market Fund 0.05%, exceeding their 0.00% peer average returns.

The investment environment

The Fed held off on raising rates in September, citing in part “recent global economic and financial developments.” Among them, China’s economic growth slowed amid further weakness in investment spending and manufacturing. That slide was accompanied by erratic currency movements as well as sharp corrections in mainland China stock markets despite government intervention aimed at stabilizing the situation.

Growth also remained fragile in Japan, where consumer sentiment was downbeat and exports tepid. And in Europe, fears of deflation were hard to shake off given the weak euro and the slump in oil prices.

Many central banks responded to weak growth and worryingly low inflation with more monetary easing over the half year. The People’s Bank of China cut interest rates, the Bank of Japan introduced negative rates on deposits, and the European Central Bank lowered its already negative deposit rate. Japan and Europe also maintained their stimulative bond-buying programs.

In contrast, the U.S. economy continued to show improvement. Although exports softened a little and inflation stayed below target, the housing market remained on the mend, wages ticked higher, and the unemployment rate fell to an eight-year low of 4.9% by the end of the period.

Yields of most U.S. Treasury securities headed lower amid demand from international investors, along with concerns about global growth, deflationary pressures, and stock market volatility. Yields of very short-term Treasuries and money market instruments, however, finished the period higher in response to the Fed’s less accommodative monetary stance.

8

Management of the funds

As a December rate increase looked more likely, we made some adjustments to the three funds, including shortening their weighted average maturity. Doing so meant we received principal from maturing securities sooner, and we were then able to reinvest it at higher rates. The resulting rise in yields for the funds, along with their low expense ratios, accounted for a sizable part of their outperformance versus their peer groups.

Another strength for the Prime and Federal Money Market Funds was our added exposure to Treasuries ahead of the increase. Those securities were quick to price in the growing likelihood of the Fed action. More supply coming onto the market was a factor as well in the rise seen in their yields.

We increased the Prime Money Market Fund’s exposure to floating-rate notes. Their yields fluctuate with interest rate movements, in this case allowing the fund’s yield to adjust upward more quickly than if it had been holding only fixed-rate instruments.

For diversification purposes, the Prime Money Market Fund continued to hold debt issued by Canadian and Australian banks. After a third bailout eased Greece’s debt crisis, we gradually added back some exposure to U.K. and northern European banks, which provided value for the fund.

We also have a small position in Japanese banks, given the improvement in their fundamentals.

We have made some changes to our funds ahead of the October 2016 compliance date for new Securities and Exchange Commission money market regulations. Importantly, all three funds will continue to maintain a stable $1 share price. The Prime Money Market Fund has been designated a retail fund that will be open to individual investors. The Treasury and Federal Money Market Funds have been designated government funds, which means they will be open to all investors and not subject to liquidity fee or redemption gate requirements. (The Treasury Money Market Fund reopened in January to new investors.)

The outlook

Our outlook hasn’t changed much over the past six months. Global growth is likely to remain frustratingly fragile. Although the U.S. economy expanded by 2.4% in 2015 on an inflation-adjusted basis, we expect it will slow to about 2% in 2016. Capital investment in the energy sector is likely to remain low, and manufacturing, which is feeling a drag from the strong U.S. dollar and weak demand from abroad, may slow even further. On the other side of the ledger, we should see continued improvements in housing, the services sector, and the labor market.

9

The Fed’s rate move was positive for savers and our money market funds. Further increases, however, are likely to be slow and gradual given that the pace of growth remains modest and that inflation is still below the Fed’s target. We wouldn’t be surprised if the federal funds target rate doesn’t break 1% by the end of 2016. The lack of certainty about the timing of further Fed action may well add to market volatility.

Heading into the second half of the fiscal year, the funds’ average maturities are a little longer than they were six months ago. In the absence of further rate increases in the near term, that positioning should allow us to capture the higher yields on offer from securities with longer maturities.

As always, whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to produce competitive returns.

David R. Glocke, Principal

Vanguard Fixed Income Group

March 16, 2016

10

Prime Money Market Fund

Fund Profile
As of February 29, 2016

Financial Attributes

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	0.40%	0.46%
Average Weighted
Maturity	56 days	56 days

Sector Diversification (% of portfolio)
Certificates of Deposit	10.1%
U.S. Commercial Paper	5.5
Other	1.6
Repurchase Agreements	0.2
U.S. Government Obligations	13.7
U.S. Treasury Bills	20.7
Yankee/Foreign	48.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit
Quality.

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.16% for Investor Shares and 0.10% for Admiral Shares.

11

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2005, Through February 29, 2016
		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2006	4.38%	3.69%
2007	5.23	4.55
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.02	0.00
2016	0.10	0.00
7-day SEC yield (2/29/2016): 0.40%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.05%	0.03%	1.34%
Admiral Shares	10/3/1989	0.11	0.09	1.44

See Financial Highlights for dividend information.

12

Prime Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (37.2%)
2	Fannie Mae Discount Notes	0.200%	3/1/16	4,100	4,100
3	Federal Home Loan Bank Discount Notes	0.200%	3/1/16	1,870	1,870
3	Federal Home Loan Bank Discount Notes	0.315%	3/2/16	64,500	64,499
3	Federal Home Loan Bank Discount Notes	0.360%	3/4/16	650,000	649,981
3	Federal Home Loan Bank Discount Notes	0.340%	3/10/16	985	985
3	Federal Home Loan Bank Discount Notes	0.461%	3/16/16	250,000	249,952
3	Federal Home Loan Bank Discount Notes	0.380%	3/22/16	513,477	513,363
3	Federal Home Loan Bank Discount Notes	0.380%	3/28/16	600,000	599,829
3	Federal Home Loan Bank Discount Notes	0.310%	4/8/16	1,500,000	1,499,509
3	Federal Home Loan Bank Discount Notes	0.330%	4/15/16	964,275	963,877
3	Federal Home Loan Bank Discount Notes	0.374%	5/18/16	1,123,500	1,122,590
3	Federal Home Loan Bank Discount Notes	0.395%	5/25/16	1,013,000	1,012,055
2	Freddie Mac Discount Notes	0.430%	3/1/16	950,000	950,000
2	Freddie Mac Discount Notes	0.430%	3/2/16	950,000	949,989
2	Freddie Mac Discount Notes	0.430%	3/3/16	950,000	949,977
2	Freddie Mac Discount Notes	0.280%	3/11/16	727,554	727,497
	United States Treasury Bill	0.280%–0.285%	3/24/16	1,950,000	1,949,647
	United States Treasury Bill	0.280%–0.350%	5/5/16	3,300,000	3,297,952
	United States Treasury Bill	0.341%	5/12/16	1,595,600	1,594,515
	United States Treasury Bill	0.331%–0.336%	5/19/16	2,500,000	2,498,176
	United States Treasury Bill	0.321%–0.346%	5/26/16	3,500,000	3,497,262
	United States Treasury Bill	0.321%–0.417%	6/2/16	7,000,082	6,993,614
	United States Treasury Bill	0.536%–0.552%	6/9/16	4,500,000	4,493,215
	United States Treasury Bill	0.552%–0.572%	6/16/16	2,200,000	2,196,365
	United States Treasury Bill	0.421%	8/11/16	6,200,000	6,188,210
	United States Treasury Floating Rate Note	0.389%	4/30/16	1,041,000	1,040,989
	United States Treasury Floating Rate Note	0.390%	7/31/16	350,000	349,990
	United States Treasury Floating Rate Note	0.373%	10/31/16	2,912,200	2,911,189
	United States Treasury Floating Rate Note	0.404%	1/31/17	1,779,183	1,779,167
	United States Treasury Note/Bond	0.375%	3/15/16	300,000	300,021
	United States Treasury Note/Bond	0.375%	3/31/16	139,045	139,064
	United States Treasury Note/Bond	2.250%	3/31/16	588,750	589,711
	United States Treasury Note/Bond	2.375%	3/31/16	164,000	164,292
	United States Treasury Note/Bond	3.250%	5/31/16	576,000	580,066

13

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	United States Treasury Note/Bond	0.500%	6/15/16	600,000	600,144
	United States Treasury Note/Bond	1.500%	7/31/16	110,000	110,459
	United States Treasury Note/Bond	3.250%	7/31/16	150,000	151,720
Total U.S. Government and Agency Obligations (Cost $51,685,841)					51,685,841
Commercial Paper (22.6%)
Bank Holding Company (0.2%)
4	ABN Amro Funding USA LLC	0.631%	4/11/16	37,750	37,723
4	ABN Amro Funding USA LLC	0.641%	4/14/16	142,250	142,139
4	ABN Amro Funding USA LLC	0.641%	4/20/16	44,750	44,710
					224,572
Finance—Auto (1.6%)
	American Honda Finance Corp.	0.480%	3/22/16	134,750	134,712
	American Honda Finance Corp.	0.480%	3/23/16	320,250	320,156
4	BMW US Capital LLC	0.531%	5/5/16	60,000	59,943
4	BMW US Capital LLC	0.531%	5/9/16	210,000	209,787
4	BMW US Capital LLC	0.531%	5/10/16	25,000	24,974
4	BMW US Capital LLC	0.531%	5/17/16	30,000	29,966
5	Toyota Motor Credit Corp.	0.632%	4/15/16	452,000	452,000
	Toyota Motor Credit Corp.	0.521%	5/23/16	36,750	36,706
	Toyota Motor Credit Corp.	0.521%	5/24/16	47,000	46,943
	Toyota Motor Credit Corp.	0.823%	6/27/16	198,000	197,468
	Toyota Motor Credit Corp.	0.823%	7/7/16	39,750	39,634
5	Toyota Motor Credit Corp.	0.699%	7/22/16	110,500	110,500
5	Toyota Motor Credit Corp.	0.699%	7/22/16	55,000	55,000
5	Toyota Motor Credit Corp.	0.678%	7/29/16	18,000	18,000
5	Toyota Motor Credit Corp.	0.704%	8/18/16	155,000	155,000
5	Toyota Motor Credit Corp.	0.704%	8/19/16	153,000	153,000
5	Toyota Motor Credit Corp.	0.709%	8/25/16	174,000	174,000
					2,217,789
Foreign Banks (10.0%)
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.538%	4/8/16	357,000	357,000
4	Australia & New Zealand Banking Group, Ltd.	0.441%	4/28/16	191,000	190,865
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.654%	5/23/16	397,000	397,000
4	Australia & New Zealand Banking Group, Ltd.	0.672%	6/2/16	129,000	128,777
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.592%	6/20/16	415,000	415,000
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.649%	7/27/16	329,250	329,250
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.635%	8/2/16	88,500	88,499
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.637%	8/3/16	133,000	133,000
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.638%	8/4/16	111,000	111,000
4	Australia & New Zealand Banking Group, Ltd.	0.910%	8/4/16	175,000	174,314
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.917%	2/1/17	346,750	346,750
[4,5]	Commonwealth Bank of Australia	0.598%	3/7/16	280,000	280,000
[4,5]	Commonwealth Bank of Australia	0.552%	3/14/16	249,000	248,999
[4,5]	Commonwealth Bank of Australia	0.546%	3/18/16	350,000	350,000
[4,5]	Commonwealth Bank of Australia	0.543%	3/24/16	145,000	145,000
[4,5]	Commonwealth Bank of Australia	0.548%	3/30/16	125,000	125,000
[4,5]	Commonwealth Bank of Australia	0.548%	3/31/16	40,000	40,000
[4,5]	Commonwealth Bank of Australia	0.614%	4/26/16	80,000	80,000
[4,5]	Commonwealth Bank of Australia	0.562%	5/13/16	100,000	99,999
[4,5]	Commonwealth Bank of Australia	0.574%	5/23/16	375,000	374,996
[4,5]	Commonwealth Bank of Australia	0.612%	6/22/16	250,250	250,245
4	Commonwealth Bank of Australia	0.844%	6/23/16	65,000	64,827
[4,5]	Commonwealth Bank of Australia	0.604%	6/24/16	59,000	58,999

14

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[4,5]	Commonwealth Bank of Australia	0.640%	7/19/16	350,000	350,000
[4,5]	Commonwealth Bank of Australia	0.642%	7/20/16	350,000	350,000
[4,5]	Commonwealth Bank of Australia	0.786%	9/26/16	268,000	268,000
[4,5]	Commonwealth Bank of Australia	0.784%	10/24/16	300,000	300,000
[4,5]	Commonwealth Bank of Australia	0.939%	2/3/17	349,000	349,000
	ING US Funding LLC	0.661%	5/2/16	189,500	189,285
	ING US Funding LLC	0.702%	5/11/16	447,500	446,882
	ING US Funding LLC	0.702%	5/12/16	447,500	446,873
4	National Australia Bank Ltd.	0.803%	7/5/16	399,000	397,883
4	National Australia Bank Ltd.	0.803%	7/7/16	400,000	398,862
4	National Australia Bank Ltd.	0.773%	7/26/16	385,000	383,789
4	Skandinaviska Enskilda Banken AB	0.656%	5/4/16	247,750	247,461
4	Sumitomo Mitsui Banking Corporation	0.651%	4/15/16	595,000	594,517
	Swedbank AB	0.641%	5/2/16	152,500	152,332
	Swedbank AB	0.641%	5/3/16	152,500	152,329
	Swedbank AB	0.641%	5/4/16	152,500	152,326
	Swedbank AB	0.641%	5/5/16	42,500	42,451
	Swedbank AB	0.793%	7/1/16	252,500	251,824
	Swedbank AB	0.793%	7/7/16	247,500	246,805
	Swedbank AB	0.773%	7/19/16	199,000	198,404
	Swedbank AB	0.773%	7/20/16	200,000	199,397
	Swedbank AB	0.773%	7/21/16	200,000	199,392
	Swedbank AB	0.773%	7/22/16	200,000	199,388
	Swedbank AB	0.773%	7/25/16	100,000	99,688
[4,5]	Westpac Banking Corp.	0.543%	3/24/16	220,000	220,000
[4,5]	Westpac Banking Corp.	0.543%	3/24/16	100,000	100,000
[4,5]	Westpac Banking Corp.	0.548%	5/5/16	77,000	76,988
[4,5]	Westpac Banking Corp.	0.588%	5/27/16	317,000	317,000
[4,5]	Westpac Banking Corp.	0.588%	5/27/16	100,000	100,000
[4,5]	Westpac Banking Corp.	0.575%	6/2/16	245,000	245,000
[4,5]	Westpac Banking Corp.	0.579%	6/10/16	135,000	134,998
[4,5]	Westpac Banking Corp.	0.642%	6/21/16	500,000	499,992
[4,5]	Westpac Banking Corp.	0.644%	6/23/16	150,000	149,998
[4,5]	Westpac Banking Corp.	0.781%	10/14/16	400,000	399,989
[4,5]	Westpac Banking Corp.	0.781%	10/14/16	250,000	249,994
					13,900,367
Foreign Governments (3.6%)
4	CDP Financial Inc.	0.601%–0.631%	3/15/16	133,500	133,468
4	CDP Financial Inc.	0.601%	3/16/16	112,250	112,222
4	CDP Financial Inc.	0.421%	4/1/16	79,000	78,971
4	CDP Financial Inc.	0.591%	4/28/16	23,000	22,978
4	CDP Financial Inc.	0.461%	4/29/16	26,000	25,980
4	CDP Financial Inc.	0.451%–0.591%	5/2/16	64,500	64,438
4	CDP Financial Inc.	0.581%	5/9/16	60,500	60,433
6	CPPIB Capital Inc.	0.371%	3/14/16	149,000	148,980
6	CPPIB Capital Inc.	0.551%	3/16/16	37,000	36,992
6	CPPIB Capital Inc.	0.561%	3/21/16	37,000	36,989
6	CPPIB Capital Inc.	0.501%	5/13/16	300,000	299,696
6	CPPIB Capital Inc.	0.501%	5/16/16	300,000	299,683
6	CPPIB Capital Inc.	0.833%	6/1/16	248,000	247,474
6	CPPIB Capital Inc.	0.833%	6/2/16	248,000	247,468
6	CPPIB Capital Inc.	0.551%	6/3/16	300,000	299,569
6	CPPIB Capital Inc.	0.556%	6/6/16	170,000	169,746
6	CPPIB Capital Inc.	0.803%	6/13/16	283,250	282,595
6	CPPIB Capital Inc.	0.803%	6/14/16	128,750	128,450

15

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[5,6]	CPPIB Capital Inc.	0.732%	7/12/16	247,750	247,750
[5,6]	CPPIB Capital Inc.	0.732%	7/13/16	247,750	247,750
	Export Development Canada	0.500%	3/8/16	148,500	148,486
	Export Development Canada	0.541%	3/14/16	112,000	111,978
	Export Development Canada	0.541%	3/16/16	112,000	111,975
	Export Development Canada	0.561%	5/19/16	125,000	124,846
	Export Development Canada	0.561%	5/20/16	125,000	124,844
	Province of British Columbia	0.601%	3/14/16	15,975	15,972
	Province of British Columbia	0.601%	3/16/16	18,710	18,705
6	PSP Capital Inc.	0.390%	3/1/16	74,250	74,250
6	PSP Capital Inc.	0.551%	3/11/16	80,250	80,238
6	PSP Capital Inc.	0.551%	3/14/16	132,750	132,724
6	PSP Capital Inc.	0.591%	4/7/16	49,500	49,470
6	PSP Capital Inc.	0.601%	4/11/16	37,750	37,724
6	PSP Capital Inc.	0.581%	4/12/16	24,750	24,733
6	PSP Capital Inc.	0.581%	4/13/16	49,500	49,466
6	PSP Capital Inc.	0.531%	5/6/16	50,000	49,951
6	PSP Capital Inc.	0.541%	5/19/16	25,000	24,970
6	PSP Capital Inc.	0.561%	6/1/16	59,000	58,916
6	PSP Capital Inc.	0.793%	6/27/16	99,250	98,993
6	PSP Capital Inc.	0.793%	6/28/16	99,000	98,741
6	PSP Capital Inc.	0.793%	6/29/16	138,750	138,385
6	PSP Capital Inc.	0.793%–0.803%	7/5/16	119,250	118,917
6	PSP Capital Inc.	0.823%	7/20/16	96,250	95,941
					4,981,857
Foreign Industrial (3.1%)
4	BASF SE	0.501%–0.571%	3/29/16	301,250	301,123
4	BASF SE	0.611%	5/9/16	41,300	41,252
4	Nestle Capital Corp.	0.551%	5/25/16	76,500	76,401
4	Nestle Capital Corp.	0.551%	6/1/16	200,000	199,719
4	Nestle Capital Corp.	0.551%	6/2/16	77,250	77,140
4	Nestle Capital Corp.	0.556%	6/16/16	99,000	98,837
4	Nestle Capital Corp.	0.556%	6/21/16	99,000	98,829
4	Nestle Capital Corp.	0.556%	6/22/16	99,000	98,828
	Nestle Finance International Ltd.	0.551%	5/25/16	76,500	76,401
	Nestle Finance International Ltd.	0.551%	6/10/16	200,000	199,691
	Nestle Finance International Ltd.	0.556%	6/20/16	148,750	148,495
	Nestle Finance International Ltd.	0.556%	6/24/16	148,750	148,486
	Nestle Finance International Ltd.	0.556%	6/27/16	198,250	197,889
	Nestle Finance International Ltd.	0.556%	6/28/16	100,000	99,817
4	Reckitt Benckiser Treasury Services plc	0.581%	4/12/16	49,500	49,467
4	Roche Holdings Inc.	0.501%	5/9/16	50,000	49,952
4	Roche Holdings Inc.	0.491%	5/23/16	225,000	224,746
4	Siemens Capital Co. LLC	0.551%	3/21/16	198,250	198,189
4	Siemens Capital Co. LLC	0.551%	3/23/16	396,500	396,367
4	Siemens Capital Co. LLC	0.551%	3/29/16	247,750	247,644
4	Total Capital Canada Ltd.	0.561%	3/1/16	24,200	24,200
4	Total Capital Canada Ltd.	0.571%	3/21/16	153,250	153,201
4	Total Capital Canada Ltd.	0.556%	4/13/16	414,250	413,975
4	Total Capital Canada Ltd.	0.803%	7/5/16	147,000	146,588
	Toyota Credit Canada Inc.	0.461%	4/5/16	49,500	49,478
	Toyota Credit Canada Inc.	0.572%	5/13/16	49,500	49,443
	Toyota Credit Canada Inc.	0.562%	6/1/16	25,750	25,713
	Toyota Credit Canada Inc.	0.642%	6/2/16	24,750	24,709
	Toyota Credit Canada Inc.	0.833%	6/14/16	37,000	36,910

16

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
4 Unilever Capital Corp.	0.521%	5/2/16	100,000	99,910
4 Unilever Capital Corp.	0.501%	5/3/16	30,700	30,673
4 Unilever Capital Corp.	0.531%	5/9/16	45,700	45,654
4 Unilever Capital Corp.	0.541%	5/16/16	50,000	49,943
4 Unilever Capital Corp.	0.551%	5/23/16	50,000	49,937
4 Unilever Capital Corp.	0.511%	5/31/16	59,000	58,924
				4,288,531
Industrial (4.1%)
4 Apple Inc.	0.420%	3/18/16	218,500	218,457
Caterpillar Financial Services Corp.	0.531%	5/9/16	200,000	199,797
4 Chevron Corp.	0.260%	3/4/16	85,000	84,998
4 Emerson Electric Co.	0.450%	3/8/16	110,000	109,990
4 Emerson Electric Co.	0.541%	5/9/16	53,500	53,445
4 Emerson Electric Co.	0.541%	5/11/16	51,000	50,946
Exxon Mobil Corp.	0.410%	3/17/16	500,000	499,909
Exxon Mobil Corp.	0.410%	3/18/16	500,000	499,903
4 Honeywell International Inc.	0.440%	3/14/16	34,630	34,624
4 Pfizer Inc	0.581%	4/1/16	247,750	247,626
4 Pfizer Inc	0.491%	5/10/16	248,600	248,363
4 Pfizer Inc	0.491%	5/11/16	271,500	271,238
4 Pfizer Inc	0.491%	5/12/16	298,400	298,107
4 Pfizer Inc	0.491%	5/16/16	81,500	81,416
4 Pfizer Inc	0.491%	5/23/16	520,500	519,912
4 The Coca-Cola Co.	0.501%	3/16/16	50,000	49,990
4 The Coca-Cola Co.	0.501%	3/18/16	64,250	64,235
4 The Coca-Cola Co.	0.491%	3/21/16	75,000	74,980
4 The Coca-Cola Co.	0.421%	3/22/16	54,000	53,987
4 The Coca-Cola Co.	0.501%	3/23/16	60,000	59,982
4 The Coca-Cola Co.	0.501%	3/24/16	55,000	54,982
4 The Coca-Cola Co.	0.562%	4/19/16	350,000	349,733
4 The Coca-Cola Co.	0.481%–0.552%	4/20/16	258,500	258,315
4 The Coca-Cola Co.	0.481%	4/21/16	49,500	49,466
4 The Coca-Cola Co.	0.501%	5/17/16	68,500	68,427
4 The Coca-Cola Co.	0.501%	5/18/16	38,000	37,959
4 The Coca-Cola Co.	0.491%	5/19/16	38,000	37,959
4 The Coca-Cola Co.	0.551%	5/25/16	198,250	197,992
4 The Coca-Cola Co.	0.561%	6/21/16	182,270	181,952
4 The Coca-Cola Co.	0.561%	6/22/16	50,000	49,912
4 The Coca-Cola Co.	0.753%	8/15/16	272,500	271,552
4 The Coca-Cola Co.	0.753%	8/16/16	297,250	296,210
4 The Coca-Cola Co.	0.753%	8/17/16	99,000	98,651
4 The Walt Disney Co.	0.491%	5/20/16	31,250	31,216
4 The Walt Disney Co.	0.481%	5/27/16	49,500	49,443
				5,755,674
Total Commercial Paper (Cost $31,368,790)				31,368,790
Certificates of Deposit (39.4%)
Domestic Banks (8.4%)
Citibank NA	0.350%	3/7/16	263,000	263,000
Citibank NA	0.500%	3/8/16	198,250	198,250
Citibank NA	0.590%	4/6/16	110,500	110,500
Citibank NA	0.580%	4/7/16	253,000	253,000
Citibank NA	0.580%	4/22/16	247,750	247,750
Citibank NA	0.580%	5/18/16	361,750	361,750

17

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
HSBC Bank USA NA	0.840%	7/11/16	99,000	99,000
HSBC Bank USA NA	0.850%	7/12/16	247,750	247,750
HSBC Bank USA NA	0.840%	7/14/16	99,000	99,000
HSBC Bank USA NA	0.830%	7/26/16	99,000	99,000
HSBC Bank USA NA	0.840%	8/1/16	99,000	99,000
HSBC Bank USA NA	0.845%	8/3/16	149,000	149,000
HSBC Bank USA NA	0.840%	8/5/16	198,250	198,250
HSBC Bank USA NA	0.840%	8/5/16	396,500	396,500
5 HSBC Bank USA NA	0.797%	9/2/16	500,000	500,000
5 State Street Bank & Trust Co.	0.664%	5/23/16	1,627,500	1,627,500
State Street Bank & Trust Co.	0.800%	7/5/16	396,500	396,500
State Street Bank & Trust Co.	0.800%	7/11/16	644,250	644,250
State Street Bank & Trust Co.	0.820%	7/12/16	842,500	842,500
State Street Bank & Trust Co.	0.800%	7/29/16	400,000	400,000
5 State Street Bank & Trust Co.	0.729%	8/12/16	275,000	275,000
5 Wells Fargo Bank NA	0.546%	4/1/16	220,000	220,000
Wells Fargo Bank NA	0.450%	4/11/16	50,000	50,000
5 Wells Fargo Bank NA	0.558%	5/6/16	405,000	405,000
5 Wells Fargo Bank NA	0.656%	5/25/16	40,000	40,000
5 Wells Fargo Bank NA	0.588%	5/27/16	100,000	100,000
Wells Fargo Bank NA	0.830%	7/7/16	100,000	100,000
Wells Fargo Bank NA	0.820%	7/20/16	250,000	250,000
5 Wells Fargo Bank NA	0.780%	8/18/16	330,000	330,000
Wells Fargo Bank NA	0.850%	8/18/16	150,000	150,000
5 Wells Fargo Bank NA	0.782%	8/22/16	400,000	400,000
5 Wells Fargo Bank NA	0.773%	10/21/16	450,000	450,000
5 Wells Fargo Bank NA	0.773%	10/24/16	450,000	450,000
5 Wells Fargo Bank NA	0.765%	11/2/16	495,000	495,000
5 Wells Fargo Bank NA	0.782%	11/16/16	495,000	495,000
5 Wells Fargo Bank NA	0.892%	1/11/17	240,000	240,000
				11,682,500
Eurodollar Certificates of Deposit (0.7%)
National Australia Bank Ltd.	0.800%	6/15/16	1,000,000	1,000,000

Yankee Certificates of Deposit (30.3%)
Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.550%	3/22/16	185,000	185,000
Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.600%	4/29/16	148,750	148,750
5 Bank of Montreal (Chicago Branch)	0.586%	3/1/16	368,000	368,000
5 Bank of Montreal (Chicago Branch)	0.586%	3/1/16	391,000	391,000
5 Bank of Montreal (Chicago Branch)	0.599%	3/9/16	182,000	182,000
5 Bank of Montreal (Chicago Branch)	0.599%	3/10/16	184,500	184,500
5 Bank of Montreal (Chicago Branch)	0.602%	3/21/16	410,000	410,000
5 Bank of Montreal (Chicago Branch)	0.609%	5/4/16	1,300,000	1,300,000
Bank of Montreal (Chicago Branch)	0.680%	6/2/16	400,000	400,000
Bank of Montreal (Chicago Branch)	0.810%	6/21/16	200,000	199,997
5 Bank of Nova Scotia (Houston Branch)	0.622%	4/21/16	1,065,000	1,065,000
5 Bank of Nova Scotia (Houston Branch)	0.782%	7/11/16	987,000	987,000
5 Bank of Nova Scotia (Houston Branch)	0.782%	7/12/16	885,000	885,000
Bank of Nova Scotia (Houston Branch)	0.810%	7/21/16	100,000	100,000
Bank of Nova Scotia (Houston Branch)	0.850%	8/18/16	445,000	444,990
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.560%	3/21/16	1,000,000	1,000,000

18

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.600%	4/14/16	1,000,000	1,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.700%	5/11/16	608,000	608,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.700%	5/23/16	90,000	90,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.680%	6/20/16	88,000	88,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.580%	4/4/16	380,000	380,000
5 Canadian Imperial Bank of Commerce
(New York Branch)	0.642%	4/20/16	77,250	77,254
5 Canadian Imperial Bank of Commerce
(New York Branch)	0.607%	5/20/16	885,000	885,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.760%	6/6/16	500,000	500,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.800%	6/14/16	425,000	425,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.810%	7/19/16	700,000	700,000
5 Canadian Imperial Bank of Commerce
(New York Branch)	0.758%	8/3/16	485,000	485,000
5 Commonwealth Bank of Australia
(New York Branch)	0.938%	2/1/17	99,000	99,000
Credit Suisse (New York Branch)	0.620%	4/5/16	397,000	397,000
Credit Suisse (New York Branch)	0.620%	4/11/16	376,000	376,000
DNB Bank ASA (New York Branch)	0.370%	3/1/16	2,000,000	2,000,000
DNB Bank ASA (New York Branch)	0.370%	3/2/16	1,400,000	1,400,000
Lloyds Bank plc (New York Branch)	0.470%	3/3/16	500,000	500,000
Lloyds Bank plc (New York Branch)	0.590%	3/14/16	247,750	247,750
Lloyds Bank plc (New York Branch)	0.640%	3/18/16	300,000	300,000
Lloyds Bank plc (New York Branch)	0.630%	4/4/16	377,000	377,000
National Australia Bank Ltd. (New York Branch)	0.650%	4/13/16	665,000	665,000
National Australia Bank Ltd. (New York Branch)	0.800%	6/13/16	300,000	300,000
Nordea Bank Finland plc (New York Branch)	0.580%	3/21/16	1,500,000	1,499,996
Nordea Bank Finland plc (New York Branch)	0.670%	4/25/16	250,000	250,000
Nordea Bank Finland plc (New York Branch)	0.795%	6/10/16	500,000	500,000
Nordea Bank Finland plc (New York Branch)	0.795%	6/28/16	850,000	850,000
5 Royal Bank of Canada (New York Branch)	0.595%	3/2/16	541,250	541,250
Royal Bank of Canada (New York Branch)	0.420%	4/4/16	390,000	390,000
5 Royal Bank of Canada (New York Branch)	0.597%	5/3/16	423,000	423,000
5 Royal Bank of Canada (New York Branch)	0.644%	5/23/16	1,375,000	1,375,000
5 Royal Bank of Canada (New York Branch)	0.622%	6/22/16	1,300,000	1,300,000
Skandinaviska Enskilda Banken (New York Branch)	0.370%	3/1/16	1,000,000	1,000,000
Skandinaviska Enskilda Banken (New York Branch)	0.360%	3/7/16	1,200,000	1,200,000
Skandinaviska Enskilda Banken (New York Branch)	0.570%	4/4/16	452,000	452,000
Skandinaviska Enskilda Banken (New York Branch)	0.650%	5/5/16	225,000	224,998
Svenska HandelsBanken (New York Branch)	0.550%	3/14/16	1,000,000	1,000,000
Svenska HandelsBanken (New York Branch)	0.385%	3/22/16	25,000	24,997
Svenska HandelsBanken (New York Branch)	0.570%	4/4/16	150,750	150,750
Svenska HandelsBanken (New York Branch)	0.635%	4/14/16	500,000	500,000
Svenska HandelsBanken (New York Branch)	0.650%	5/5/16	1,200,000	1,200,000
Svenska HandelsBanken (New York Branch)	0.790%	6/14/16	1,000,000	1,000,000
Svenska HandelsBanken (New York Branch)	0.800%	7/15/16	285,000	285,000
Swedbank AB (New York Branch)	0.370%	3/2/16	1,550,000	1,550,000

19

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Swedbank AB (New York Branch)	0.790%	7/15/16	700,000	700,000
5	Toronto Dominion Bank (New York Branch)	0.586%	3/3/16	825,000	825,000
	Toronto Dominion Bank (New York Branch)	0.450%	4/14/16	30,000	30,000
5	Toronto Dominion Bank (New York Branch)	0.591%	4/14/16	124,000	124,000
5	Toronto Dominion Bank (New York Branch)	0.592%	4/21/16	130,000	130,000
5	Toronto Dominion Bank (New York Branch)	0.599%	5/17/16	255,000	255,000
5	Toronto Dominion Bank (New York Branch)	0.644%	5/23/16	540,000	540,000
5	Toronto Dominion Bank (New York Branch)	0.605%	6/2/16	625,000	625,000
	Toronto Dominion Bank (New York Branch)	0.810%	6/21/16	100,000	100,000
	Toronto Dominion Bank (New York Branch)	0.900%	8/15/16	80,000	80,000
5	Toronto Dominion Bank (New York Branch)	0.784%	9/23/16	488,000	488,000
5	Toronto Dominion Bank (New York Branch)	0.784%	9/26/16	210,000	210,000
	UBS AG (Stamford Branch)	0.610%	3/31/16	496,000	496,000
	UBS AG (Stamford Branch)	0.610%	3/31/16	258,000	258,000
5	Westpac Banking Corp. (New York Branch)	0.539%	3/9/16	40,000	40,000
5	Westpac Banking Corp. (New York Branch)	0.577%	6/3/16	350,000	350,000
5	Westpac Banking Corp. (New York Branch)	0.578%	7/6/16	240,000	240,000
5	Westpac Banking Corp. (New York Branch)	0.754%	9/1/16	227,000	227,000
5	Westpac Banking Corp. (New York Branch)	0.784%	9/23/16	159,000	159,000
5	Westpac Banking Corp. (New York Branch)	0.942%	1/11/17	230,000	230,000
					41,975,232
Total Certificates of Deposit (Cost $54,657,732)					54,657,732
Other Notes (1.9%)
	Bank of America NA	0.480%	3/1/16	496,000	496,000
	Bank of America NA	0.480%	3/2/16	496,000	496,000
5	Bank of America NA	0.607%	3/3/16	184,000	184,000
	Bank of America NA	0.460%	4/4/16	176,000	176,000
	Bank of America NA	0.500%	5/5/16	221,000	221,000
5	Bank of America NA	0.599%	5/9/16	221,250	221,250
5	Bank of America NA	0.623%	5/17/16	283,000	283,000
5	Bank of America NA	0.614%	5/23/16	178,000	178,000
5	Bank of America NA	0.755%	8/1/16	376,500	376,500
Total Other Notes (Cost $2,631,750)					2,631,750
Repurchase Agreements (0.2%)
	Bank of Nova Scotia
	(Dated 2/29/16, Repurchase Value
	$280,002,000, collateralized by U.S.
	Treasury Bill 0.000%, 3/31/16–8/18/16,
	and U.S. Treasury Note/Bond
	0.875%–3.625%, 10/15/17–4/15/28,
	with a value of $285,600,000)	0.300%	3/1/16	280,000	280,000
Total Repurchase Agreements (Cost $280,000)					280,000
Corporate Bonds (0.9%)
Industrial (0.9%)
5	Toyota Motor Credit Corp.	0.817%	10/7/16	544,000	544,000
5	Toyota Motor Credit Corp.	0.522%	6/13/16	734,000	734,000
Total Corporate Bonds (Cost $1,278,000)					1,278,000
Taxable Municipal Bonds (0.7%)
[6,7]	BlackRock Municipal Bond Trust TOB VRDO	0.370%	3/1/16	25,930	25,930
[6,7]	BlackRock Municipal Income Investment
	Quality Trust TOB VRDO	0.370%	3/1/16	30,715	30,715

20

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[6,7]	BlackRock Municipal Income Trust II TOB VRDO	0.370%	3/1/16	81,250	81,250
[6,7]	BlackRock Municipal Income Trust TOB VRDO	0.370%	3/1/16	207,000	207,000
[6,7]	BlackRock MuniHoldings Fund II, Inc. TOB VRDO	0.370%	3/1/16	40,385	40,385
[6,7]	BlackRock MuniHoldings Fund, Inc. TOB VRDO	0.370%	3/1/16	19,165	19,165
[6,7]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.370%	3/1/16	100,000	100,000
[6,7]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.370%	3/1/16	38,905	38,905
[6,7]	BlackRock MuniVest Fund II, Inc. TOB VRDO	0.370%	3/1/16	89,750	89,750
[6,7]	BlackRock MuniVest Fund, Inc. TOB VRDO	0.370%	3/1/16	130,340	130,340
[6,7]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.370%	3/1/16	41,065	41,065
[6,7]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.370%	3/1/16	89,100	89,100
[6,7]	BlackRock Strategic Municipal Trust TOB VRDO	0.370%	3/1/16	16,555	16,555
6	Los Angeles CA Department of Water
	& Power Revenue TOB VRDO	0.410%	3/7/16	13,000	13,000
6	Massachusetts Transportation Fund Revenue
	TOB VRDO	0.410%	3/7/16	13,100	13,100
7	New York State Housing Finance Agency
	Housing Revenue VRDO	0.380%	3/7/16	33,000	33,000
6	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.410%	3/7/16	6,400	6,400
Total Taxable Municipal Bonds (Cost $975,660)					975,660
Total Investments (102.9%) (Cost $142,877,773)					142,877,773

					Amount
					($000)
Other Assets and Liabilities (-2.9%)
Other Assets
Investment in Vanguard					12,516
Receivables for Accrued Income					59,878
Receivables for Capital Shares Issued					122,437
Other Assets					92,341
Total Other Assets					287,172
Liabilities
Payables for Investment Securities Purchased					(3,996,814)
Payables for Capital Shares Redeemed					(361,937)
Payables for Distributions					(504)
Payables to Vanguard					(10,099)
Total Liabilities					(4,369,354)
Net Assets (100%)					138,795,591

21

Prime Money Market Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	138,790,839
Undistributed Net Investment Income	3
Accumulated Net Realized Gains	4,749
Net Assets	138,795,591

Investor Shares—Net Assets
Applicable to 110,037,104,801 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	110,050,413
Net Asset Value Per Share—Investor Shares	$1.00

Admiral Shares—Net Assets
Applicable to 28,743,173,372 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	28,745,178
Net Asset Value Per Share—Admiral Shares	$1.00

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At February 29, 2016, the aggregate value of these securities was $19,758,287,000, representing 14.2% of net assets.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate value of these securities was $4,769,220,000, representing 3.4% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Prime Money Market Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest	241,418
Total Income	241,418
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,899
Management and Administrative—Investor Shares	68,137
Management and Administrative—Admiral Shares	13,431
Marketing and Distribution—Investor Shares	15,897
Marketing and Distribution—Admiral Shares	505
Custodian Fees	736
Shareholders’ Reports—Investor Shares	226
Shareholders’ Reports—Admiral Shares	69
Trustees’ Fees and Expenses	41
Total Expenses	100,941
Expense Reduction—Note B	(3)
Net Expenses	100,938
Net Investment Income	140,480
Realized Net Gain (Loss) on Investment Securities Sold	1,753
Net Increase (Decrease) in Net Assets Resulting from Operations	142,233

See accompanying Notes, which are an integral part of the Financial Statements.

23

Prime Money Market Fund

Statement of Changes in Net Assets

Six Months Ended		Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	140,480	36,345
Realized Net Gain (Loss)	1,753	1,570
Net Increase (Decrease) in Net Assets Resulting from Operations	142,233	37,915
Distributions
Net Investment Income
Investor Shares	(104,124)	(16,453)
Admiral Shares[1]	(36,352)	(19,893)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares[1]	—	—
Total Distributions	(140,476)	(36,346)
Capital Share Transactions
Investor Shares	4,228,591	3,908,734
Admiral Shares[1]	(242,968)	288,391
Net Increase (Decrease) from Capital Share Transactions (at $1.00 per share)	3,985,623	4,197,125
Total Increase (Decrease)	3,987,380	4,198,694
Net Assets
Beginning of Period	134,808,211	130,609,517
End of Period[2]	138,795,591	134,808,211

1 Institutional Shares were renamed Admiral Shares in December 2015. Prior period’s Distributions and Capital Share Transactions are for the Institutional Class.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,000 and ($1,000).

See accompanying Notes, which are an integral part of the Financial Statements.

24

Prime Money Market Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 29,	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.0002	.0001	.0002	.0004	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.001	.0002	.0001	.0002	.0004	.001
Distributions
Dividends from Net Investment Income	(.001)	(.0002)	(.0001)	(.0002)	(.0004)	(.001)
Distributions from Realized Capital Gains	—	—	(.0000)[1]	—	—	—
Total Distributions	(.001)	(.0002)	(.0001)	(.0002)	(.0004)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.10%	0.02%	0.02%	0.02%	0.04%	0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$110,050	$105,820	$101,910	$102,160	$90,212	$92,404
Ratio of Expenses to
Average Net Assets	0.16%[3]	0.15%[3]	0.14%[3]	0.16%[3]	0.16%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.19%	0.02%	0.01%	0.02%	0.04%	0.06%

The expense ratio and net income ratio for the current period have been annualized.
1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, 0.16% for 2014, and 0.17% for 2013. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Prime Money Market Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 29,	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.001	.001	.001	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.001	.001	.001	.001	.001	.002
Distributions
Dividends from Net Investment Income	(. 001)	(. 001)	(. 001)	(. 001)	(. 001)	(. 002)
Distributions from Realized Capital Gains	—	—	(.000)[1]	—	—	—
Total Distributions	(. 001)	(. 001)	(. 001)	(. 001)	(. 001)	(. 002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.13%[2]	0.07%	0.06%	0.07%	0.11%	0.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,745	$28,988	$28,699	$27,015	$24,543	$21,739
Ratio of Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.25%	0.07%	0.05%	0.07%	0.11%	0.17%

The expense ratio and net income ratio for the current period have been annualized.
Institutional Shares were renamed Admiral Shares in December 2015. Prior periods’ Financial Highlights are for the Institutional Class.
1 Distribution was less than $.001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. Effective December 2015, Institutional Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board

27

Prime Money Market Fund

of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $12,516,000, representing 0.01% of the fund’s net assets and 5.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended February 29, 2016, Vanguard’s expenses were reduced by $3,000 (an effective annual rate of 0.00% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

28

Prime Money Market Fund

At February 29, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	58,419,014	58,419,016	136,070,155	136,070,155
Issued in Lieu of Cash Distributions	101,801	101,801	16,094	16,094
Redeemed	(54,292,224)	(54,292,224)	(132,177,515)	(132,177,515)
Net Increase (Decrease)—Investor Shares	4,228,591	4,228,593	3,908,734	3,908,734
Admiral Shares[1]
Issued	10,156,750	10,156,751	19,863,406	19,863,406
Issued in Lieu of Cash Distributions	35,553	35,553	19,409	19,409
Redeemed	(10,435,271)	(10,435,271)	(19,594,424)	(19,594,424)
Net Increase (Decrease)—Admiral Shares	(242,968)	(242,967)	288,391	288,391
1 Institutional Shares were renamed Admiral Shares in December 2015. Prior period’s capital share transactions are for the Institutional Class.

E. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

29

Federal Money Market Fund

Fund Profile
As of February 29, 2016

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	0.30%
Average Weighted
Maturity	51 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	4.8%
U.S. Government Obligations	67.3
Repurchase Agreements	27.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit
Quality.

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratio was 0.11%.

30

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2005, Through February 29, 2016
		US Gov’t Money
		Market Funds
		Average
Fiscal Year	Total Returns	Total Returns
2006	4.31%	3.78%
2007	5.17	4.58
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.01	0.00
2016	0.07	0.00
7-day SEC yield (2/29/2016): 0.30%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.04%	0.02%	1.27%

See Financial Highlights for dividend information.

31

Federal Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (77.1%)
2	Fannie Mae Discount Notes	0.350%	3/1/16	738	738
2	Fannie Mae Discount Notes	0.476%	3/9/16	75,000	74,992
2	Fannie Mae Discount Notes	0.341%–0.400%	3/16/16	22,577	22,574
2	Fannie Mae Discount Notes	0.251%	4/1/16	2,850	2,849
2	Fannie Mae Discount Notes	0.220%	4/6/16	4,146	4,145
2	Fannie Mae Discount Notes	0.230%	4/13/16	980	980
2	Fannie Mae Discount Notes	0.400%	5/2/16	3,890	3,887
2	Fannie Mae Discount Notes	0.511%	5/25/16	7,702	7,693
2	Fannie Mae Discount Notes	0.401%–0.521%	6/1/16	126,857	126,720
2	Fannie Mae Discount Notes	0.377%	6/2/16	52,500	52,449
2	Fannie Mae Discount Notes	0.637%	6/8/16	10,671	10,652
2	Fannie Mae Discount Notes	0.552%	6/16/16	9,388	9,373
2	Fannie Mae Discount Notes	0.366%	6/21/16	60,000	59,932
2	Fannie Mae Discount Notes	0.471%–0.541%	6/22/16	89,900	89,761
2	Fannie Mae Discount Notes	0.602%	6/29/16	25,000	24,950
2	Fannie Mae Discount Notes	0.572%	7/1/16	2,078	2,074
2	Fannie Mae Discount Notes	0.562%	7/6/16	501	500
2	Fannie Mae Discount Notes	0.501%	7/27/16	1,168	1,166
2	Fannie Mae Discount Notes	0.481%	8/17/16	1,067	1,065
3	Federal Home Loan Bank Discount Notes	0.315%–0.360%	3/2/16	25,745	25,745
3	Federal Home Loan Bank Discount Notes	0.280%–0.450%	3/4/16	21,743	21,742
3	Federal Home Loan Bank Discount Notes	0.250%–0.481%	3/9/16	53,375	53,369
3	Federal Home Loan Bank Discount Notes	0.481%	3/11/16	43,144	43,138
3	Federal Home Loan Bank Discount Notes	0.360%	3/16/16	389	389
3	Federal Home Loan Bank Discount Notes	0.340%	3/21/16	15,100	15,097
3	Federal Home Loan Bank Discount Notes	0.398%–0.420%	3/23/16	250,000	249,938
3	Federal Home Loan Bank Discount Notes	0.380%	3/28/16	25,825	25,818
3	Federal Home Loan Bank Discount Notes	0.431%	3/30/16	20,100	20,093
3	Federal Home Loan Bank Discount Notes	0.400%	4/8/16	299	299
3	Federal Home Loan Bank Discount Notes	0.400%	4/13/16	504	504
3	Federal Home Loan Bank Discount Notes	0.250%–0.420%	4/15/16	61,079	61,055
3	Federal Home Loan Bank Discount Notes	0.250%–0.471%	4/20/16	30,000	29,988
3	Federal Home Loan Bank Discount Notes	0.250%	4/22/16	50,000	49,982
3	Federal Home Loan Bank Discount Notes	0.380%	4/28/16	1,486	1,485

32

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount Notes	0.410%	4/29/16	904	903
3	Federal Home Loan Bank Discount Notes	0.481%	5/4/16	428	428
3	Federal Home Loan Bank Discount Notes	0.402%	5/6/16	58,000	57,957
3	Federal Home Loan Bank Discount Notes	0.390%	5/11/16	15,112	15,100
3	Federal Home Loan Bank Discount Notes	0.351%–0.461%	5/20/16	2,904	2,902
3	Federal Home Loan Bank Discount Notes	0.398%	5/25/16	65,000	64,939
3	Federal Home Loan Bank Discount Notes	0.390%–0.602%	5/27/16	103,672	103,572
3	Federal Home Loan Bank Discount Notes	0.521%–0.541%	6/1/16	40,000	39,946
3	Federal Home Loan Bank Discount Notes	0.411%	6/9/16	592	591
3	Federal Home Loan Bank Discount Notes	0.572%	7/6/16	21,000	20,958
3	Federal Home Loan Bank Discount Notes	0.572%–0.582%	7/8/16	115,798	115,560
3	Federal Home Loan Bank Discount Notes	0.511%–0.521%	7/20/16	32,450	32,385
3	Federal Home Loan Bank Discount Notes	0.505%	7/22/16	75,000	74,850
3	Federal Home Loan Bank Discount Notes	0.520%	7/27/16	75,000	74,840
3	Federal Home Loan Bank Discount Notes	0.481%–0.491%	8/10/16	48,122	48,016
3	Federal Home Loan Bank Discount Notes	0.465%	8/12/16	137,500	137,209
[3,4]	Federal Home Loan Banks	0.420%	7/6/16	40,000	40,000
[3,4]	Federal Home Loan Banks	0.375%	8/18/16	10,000	9,996
[3,4]	Federal Home Loan Banks	0.464%	9/2/16	245,000	245,002
[3,4]	Federal Home Loan Banks	0.524%	1/26/17	100,000	100,000
[2,4]	Federal Home Loan Mortgage Corp.	0.427%	7/21/16	87,000	86,998
[2,4]	Federal Home Loan Mortgage Corp.	0.374%	8/17/16	50,000	50,000
[2,4]	Federal Home Loan Mortgage Corp.	0.390%	9/2/16	200,000	200,000
[2,4]	Federal Home Loan Mortgage Corp.	0.562%	7/21/17	100,000	99,986
[2,4]	Federal National Mortgage Assn.	0.446%	7/25/16	25,000	25,003
[2,4]	Federal National Mortgage Assn.	0.451%	8/12/16	35,000	35,005
[2,4]	Federal National Mortgage Assn.	0.447%	8/15/16	143,985	144,009
[2,4]	Federal National Mortgage Assn.	0.438%	9/8/17	100,000	99,985
2	Freddie Mac Discount Notes	0.430%	3/1/16	170,000	170,000
2	Freddie Mac Discount Notes	0.361%	3/7/16	5,000	5,000
2	Freddie Mac Discount Notes	0.280%	3/11/16	60,000	59,995
2	Freddie Mac Discount Notes	0.240%	3/16/16	25,000	24,997
2	Freddie Mac Discount Notes	0.370%–0.408%	4/1/16	250,000	249,914
2	Freddie Mac Discount Notes	0.225%–0.350%	4/4/16	78,598	78,580
2	Freddie Mac Discount Notes	0.421%–0.451%	4/8/16	80,622	80,586
2	Freddie Mac Discount Notes	0.270%	4/15/16	2,227	2,226
2	Freddie Mac Discount Notes	0.230%	4/25/16	25,000	24,991
2	Freddie Mac Discount Notes	0.662%	6/1/16	1,550	1,547
2	Freddie Mac Discount Notes	0.377%–0.390%	6/2/16	50,945	50,895
2	Freddie Mac Discount Notes	0.380%	6/3/16	25,000	24,975
2	Freddie Mac Discount Notes	0.411%	6/7/16	50,000	49,944
2	Freddie Mac Discount Notes	0.381%	6/9/16	21,775	21,752
2	Freddie Mac Discount Notes	0.481%–0.521%	8/2/16	41,165	41,080
2	Freddie Mac Discount Notes	0.480%	8/5/16	55,500	55,384
2	Freddie Mac Discount Notes	0.456%	8/12/16	30,000	29,938
	United States Treasury Bill	0.341%	5/12/16	21,195	21,181
	United States Treasury Bill	0.416%–0.431%	6/2/16	65,000	64,929
	United States Treasury Bill	0.542%	6/9/16	20,000	19,970
	United States Treasury Bill	0.587%	6/16/16	100,000	99,826
4	United States Treasury Floating Rate Note	0.389%	4/30/16	4,000	4,000
4	United States Treasury Floating Rate Note	0.373%	10/31/16	50,000	49,983
4	United States Treasury Floating Rate Note	0.404%	1/31/17	18,234	18,234
	United States Treasury Note/Bond	2.250%	3/31/16	20,000	20,034
	United States Treasury Note/Bond	0.375%	3/31/16	19,955	19,958

33

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
United States Treasury Note/Bond	5.125%	5/15/16	45,000	45,454
United States Treasury Note/Bond	3.250%	5/31/16	50,000	50,353
United States Treasury Note/Bond	0.375%	5/31/16	25,000	25,003
United States Treasury Note/Bond	3.250%	7/31/16	194,813	197,029
United States Treasury Note/Bond	0.875%	9/15/16	75,000	75,139
Total U.S. Government and Agency Obligations (Cost $4,704,179)				4,704,179
Repurchase Agreements (19.5%)
Bank of Montreal
(Dated 2/29/16, Repurchase Value
$144,001,000, collateralized by Treasury
Inflation Indexed Note/Bond, 0.125%–0.750%,
4/15/17–2/15/45, U.S. Treasury Bond/Note
0.750%–3.125%, 2/28/18–5/15/21;
with a value of $146,880,000)	0.290%	3/1/16	144,000	144,000
Bank of Nova Scotia
(Dated 2/29/16, Repurchase Value
$145,001,000, collateralized by Treasury
Inflation Indexed Note/Bond, 0.125%–3.875%,
1/15/23–4/15/29, U.S. Treasury Bond/Note
0.500%–2.125%, 3/31/17–8/15/25;
with a value of $147,900,000)	0.300%	3/1/16	145,000	145,000
Federal Reserve Bank of New York
(Dated 2/29/16, Repurchase Value $48,000,000,
collateralized by U.S. Treasury Bond/Note
2.000%–6.625%, 7/31/20–2/15/27;
with a value of $48,000,000)	0.250%	3/1/16	48,000	48,000
TD Securities (USA) LLC
(Dated 2/23/16, Repurchase Value
$400,025,000, collateralized by U.S. Treasury
Bond/Note 1.000%–5.375%, 6/30/18–8/15/45;
with a value of $408,000,000)	0.320%	3/1/16	400,000	400,000
TD Securities (USA) LLC
(Dated 2/24/16, Repurchase Value
$250,016,000, collateralized by U.S. Treasury
Bond/Note 0.875%–3.875%, 4/15/17–8/15/40;
with a value of $255,000,000)	0.320%	3/2/16	250,000	250,000
TD Securities (USA) LLC
(Dated 2/25/16, Repurchase Value
$200,012,000, collateralized by U.S. Treasury
Bill 0.000%, 5/26/16, U.S. Treasury Bond/Note
0.625%–2.750%, 11/15/16–8/31/20;
with a value of $204,000,000)	0.320%	3/3/16	200,000	200,000
Total Repurchase Agreements (Cost $1,187,000)				1,187,000
Total Investments (96.6%) (Cost $5,891,179)				5,891,179

34

Federal Money Market Fund

Amount
($000)
Other Assets and Liabilities (3.4%)
Other Assets
Investment in Vanguard	472
Receivables for Accrued Income	2,479
Receivables for Capital Shares Issued	202,660
Other Assets	3,991
Total Other Assets	209,602
Liabilities
Payables for Capital Shares Redeemed	(180)
Payables for Distributions	(55)
Payables to Vanguard	(309)
Total Liabilities	(544)
Net Assets (100%)
Applicable to 6,099,672,877 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,100,237
Net Asset Value Per Share	$1.00

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	6,100,183
Overdistributed Net Investment Income	(1)
Accumulated Net Realized Gains	55
Net Assets	6,100,237

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

35

Federal Money Market Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest	5,868
Total Income	5,868
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative	1,788
Marketing and Distribution	454
Custodian Fees	17
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	2,333
Expense Reduction—Note B	—
Net Expenses	2,333
Net Investment Income	3,535
Realized Net Gain (Loss) on Investment Securities Sold	16
Net Increase (Decrease) in Net Assets Resulting from Operations	3,551

See accompanying Notes, which are an integral part of the Financial Statements.

36

Federal Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,535	317
Realized Net Gain (Loss)	16	14
Net Increase (Decrease) in Net Assets Resulting from Operations	3,551	331
Distributions
Net Investment Income	(3,536)	(317)
Realized Capital Gain	—	—
Total Distributions	(3,536)	(317)
Capital Share Transactions (at $1.00 per share)
Issued	3,824,135	972,690
Issued in Lieu of Cash Distributions	3,418	311
Redeemed	(1,052,081)	(756,637)
Net Increase (Decrease) from Capital Share Transactions	2,775,472	216,364
Total Increase (Decrease)	2,775,487	216,378
Net Assets
Beginning of Period	3,324,750	3,108,372
End of Period[1]	6,100,237	3,324,750
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Federal Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	February 29,	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.0001	.0001	.0001	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.001	.0001	.0001	.0001	.0001	.0002
Distributions
Dividends from Net Investment Income	(.001)	(.0001)	(.0001)	(.0001)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	—	(.0000)[1]	—	—	—
Total Distributions	(.001)	(.0001)	(.0001)	(.0001)	(.0001)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.07%	0.01%	0.02%	0.01%	0.01%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,100	$3,325	$3,108	$3,522	$4,103	$4,794
Ratio of Expenses to
Average Net Assets[3]	0.11%	0.10%	0.09%	0.13%	0.12%	0.19%
Ratio of Net Investment Income to
Average Net Assets	0.17%	0.01%	0.01%	0.01%	0.01%	0.02%

The expense ratio and net income ratio for the current period have been annualized.
1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2016, 0.11% for 2015, 0.11% for 2014, 0.14%
for 2013, 0.16% for 2012, and 0.20% for 2011. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

39

Federal Money Market Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $472,000, representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended February 29, 2016, Vanguard’s expenses were reduced by $385 (an effective annual rate of 0.00% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Treasury Money Market Fund

Fund Profile
As of February 29, 2016

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	0.25%
Average Weighted
Maturity	58 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit
Quality.

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratio was 0.09%.

41

Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2005, Through February 29, 2016
		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2006	4.22%	3.54%
2007	5.01	4.34
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.00
2016	0.05	0.00
7-day SEC yield (2/29/2016): 0.25%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Treasury Money Market Fund	12/14/1992	0.02%	0.02%	1.17%

See Financial Highlights for dividend information.

42

Treasury Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (101.4%)
	United States Treasury Bill	0.151%–0.261%	3/3/16	149,797	149,795
	United States Treasury Bill	0.230%–0.280%	3/10/16	961,437	961,371
	United States Treasury Bill	0.250%–0.252%	3/24/16	316,000	315,949
	United States Treasury Bill	0.260%	3/31/16	769,000	768,833
	United States Treasury Bill	0.251%–0.255%	4/21/16	143,000	142,949
	United States Treasury Bill	0.306%	4/28/16	439,000	438,784
	United States Treasury Bill	0.280%–0.347%	5/5/16	1,419,000	1,418,176
	United States Treasury Bill	0.311%–0.315%	5/12/16	698,402	697,962
	United States Treasury Bill	0.306%	5/19/16	491,000	490,670
	United States Treasury Bill	0.303%–0.320%	5/26/16	621,585	621,122
	United States Treasury Bill	0.321%	6/2/16	149,918	149,796
	United States Treasury Bill	0.558%	6/9/16	320,000	319,506
	United States Treasury Bill	0.458%	8/25/16	300,000	299,326
2	United States Treasury Floating Rate Note	0.389%	4/30/16	35,000	35,000
2	United States Treasury Floating Rate Note	0.390%	7/31/16	150,000	150,000
2	United States Treasury Floating Rate Note	0.373%	10/31/16	640,000	639,899
2	United States Treasury Floating Rate Note	0.404%	1/31/17	300,287	300,281
2	United States Treasury Floating Rate Note	0.397%	7/31/17	100,000	99,938
2	United States Treasury Floating Rate Note	0.488%	10/31/17	100,000	99,799
2	United States Treasury Floating Rate Note	0.592%	1/31/18	135,000	135,081
	United States Treasury Note/Bond	0.375%	3/31/16	300,000	300,002
	United States Treasury Note/Bond	0.375%	4/30/16	175,000	174,997
	United States Treasury Note/Bond	3.250%	5/31/16	300,000	302,118
	United States Treasury Note/Bond	0.625%	7/15/16	457,000	457,361
	United States Treasury Note/Bond	1.500%	7/31/16	250,000	251,043
	United States Treasury Note/Bond	0.500%	7/31/16	40,000	40,010
Total U.S. Government and Agency Obligations (Cost $9,759,768)					9,759,768
Total Investments (101.4%) (Cost $9,759,768)					9,759,768

43

Treasury Money Market Fund

Amount
($000)
Other Assets and Liabilities (-1.4%)
Other Assets
Investment in Vanguard	835
Receivables for Accrued Income	4,329
Receivables for Capital Shares Issued	11,953
Other Assets	4,005
Total Other Assets	21,122
Liabilities
Payables for Investment Securities Purchased	(149,796)
Payables for Capital Shares Redeemed	(8,428)
Payables for Distributions	(36)
Payables to Vanguard	(424)
Total Liabilities	(158,684)
Net Assets (100%)
Applicable to 9,619,204,496 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,622,206
Net Asset Value Per Share	$1.00

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	9,622,244
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(38)
Net Assets	9,622,206

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

44

Treasury Money Market Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest	8,254
Total Income	8,254
Expenses
The Vanguard Group—Note B
Investment Advisory Services	127
Management and Administrative	3,160
Marketing and Distribution	813
Custodian Fees	45
Shareholders’ Reports	10
Trustees’ Fees and Expenses	3
Total Expenses	4,158
Expense Reduction—Note B	(199)
Net Expenses	3,959
Net Investment Income	4,295
Realized Net Gain (Loss) on Investment Securities Sold	(38)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,257

See accompanying Notes, which are an integral part of the Financial Statements.

45

Treasury Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,295	985
Realized Net Gain (Loss)	(38)	37
Net Increase (Decrease) in Net Assets Resulting from Operations	4,257	1,022
Distributions
Net Investment Income	(4,295)	(985)
Realized Capital Gain	—	—
Total Distributions	(4,295)	(985)
Capital Share Transactions (at $1.00 per share)
Issued	950,289	568,831
Issued in Lieu of Cash Distributions	4,186	960
Redeemed	(720,163)	(1,546,511)
Net Increase (Decrease) from Capital Share Transactions	234,312	(976,720)
Total Increase (Decrease)	234,274	(976,683)
Net Assets
Beginning of Period	9,387,932	10,364,615
End of Period[1]	9,622,206	9,387,932
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Treasury Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	February 29,	Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0005	.0001	.0001	.0002	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.0005	.0001	.0001	.0002	.0001	.0002
Distributions
Dividends from Net Investment Income	(.0005)	(.0001)	(.0001)	(.0002)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	—	(.0000)[1]	—	—	—
Total Distributions	(.0005)	(.0001)	(.0001)	(.0002)	(.0001)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.05%	0.01%	0.01%	0.02%	0.01%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,622	$9,388	$10,365	$11,660	$13,354	$15,314
Ratio of Expenses to
Average Net Assets[3]	0.09%	0.04%	0.05%	0.08%	0.05%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.09%	0.01%	0.01%	0.02%	0.01%	0.02%

The expense ratio and net income ratio for the current period have been annualized.
1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2016, 0.09% for 2015, 0.09% for 2014, 0.09%
for 2013, 0.10% for 2012, and 0.12% for 2011. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Treasury Money Market Fund

Notes to Financial Statements

Vanguard Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

48

Treasury Money Market Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $835,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended February 29, 2016, Vanguard’s expenses were reduced by $199,000 (an effective annual rate of 0.00% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2016, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

49

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

50

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,000.95	$0.80
Admiral Shares	1,000.00	1,001.25	0.50
Federal Money Market Fund	$1,000.00	$1,000.74	$0.55
Treasury Money Market Fund	$1,000.00	$1,000.46	$0.45
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.07	$0.81
Admiral Shares	1,000.00	1,024.37	0.50
Federal Money Market Fund	$1,000.00	$1,024.32	$0.55
Treasury Money Market Fund	$1,000.00	$1,024.42	$0.45

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund,
0.11%; and for the Treasury Money Market Fund, 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

51

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

52

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q302 042016

Semiannual Report | February 29, 2016

Vanguard S&P Mid-Cap 400 Index Funds

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Mid-Cap 400 Index Fund.	8
S&P Mid-Cap 400 Value Index Fund.	25
S&P Mid-Cap 400 Growth Index Fund.	40
About Your Fund’s Expenses.	55
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares
Market Price	-5.13%
Net Asset Value	-5.08
Institutional Shares	-5.05
S&P MidCap 400 Index	-5.03
Mid-Cap Core Funds Average	-7.47
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares
Market Price	-5.09%
Net Asset Value	-5.08
Institutional Shares	-5.04
S&P MidCap 400 Value Index	-5.02
Mid-Cap Value Funds Average	-6.85
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Growth Index Fund
ETF Shares
Market Price	-5.22%
Net Asset Value	-5.22
Institutional Shares	-5.18
S&P MidCap 400 Growth Index	-5.15
Mid-Cap Growth Funds Average	-10.19
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks slipped into negative territory for the six months ended February 29, 2016. Small- and mid-capitalization stocks struggled most as investors grew more risk-averse in a volatile market environment. Although large-cap stocks didn’t escape the downdraft, they fared noticeably better. Medium-sized companies performed slightly better than smaller ones.

Returns for all three Vanguard S&P Mid-Cap 400 Index Funds were similar; each returned about –5% for the half year.

Each fund met its objective of closely tracking its target index and surpassed the average return of its peers.

Stocks mostly slumped for the fiscal half year

U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker six-month performance.

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resilience in February, also concerned investors.

2

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk

The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which had stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

Market Barometer

	Total Returns
	Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

Mid-caps of all styles fell amid market uncertainty

The three S&P Mid-Cap 400 Index Funds expose investors to medium-sized companies in the broad U.S. stock market. These companies tend to have a greater potential for earnings growth than larger ones, and their shares are typically less volatile than small-caps. However, in times of market volatility, mid-cap stocks are vulnerable to setbacks. During the most recent period, investors gravitated more toward larger firms, which generally provide more predictable earnings, steadier returns, and higher yields.

Consumer discretionary stocks weighed most on the returns of the Mid-Cap 400 Growth and Mid-Cap 400 Index Funds.

All three funds’ holdings in the sector declined as consumers spent less on nonessential items.

Health care was another major source of weakness for all the funds. Although the number of insured expanded under the Affordable Care Act, concerns remain over the law’s effects on the managed-care industry. Health care providers and services, especially managed-care companies, detracted most from the funds’ returns in this sector.

Information technology was a big drag on the Mid-Cap 400 Growth Index Fund’s performance. Software and communications equipment stocks faltered as investors worried about the U.S. economy’s prospects for growth.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.15%	0.08%	1.18%
S&P Mid-Cap 400 Value Index Fund	0.20	0.08	1.25
S&P Mid-Cap 400 Growth Index Fund	0.20	0.08	1.31

The fund expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year.
For the six months ended February 29, 2016, the funds’ annualized expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.13% for ETF
Shares and 0.07% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.18% for ETF Shares and 0.07% for Institutional
Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.18% for ETF Shares and 0.07% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds;
and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

4

Financial stocks, which constituted the largest sector in all three funds, were especially weak. Although the Fed nudged rates up in December, the low-rate environment pressured the margins of regional banks.

Energy holdings posted the steepest declines. The Mid-Cap 400 Value and Index Funds were most affected as lower oil prices hurt most energy-related companies.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Note: Data are for U.S.-based Vanguard funds only.
Source: Vanguard.

5

The utilities sector performed best for all three funds. These stocks generally deliver relatively reliable returns and large dividends—attractive features for investors amid market volatility and low rates.

Doing what’s best for clients: That’s how we were built

It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; they’re one and the same. Our client-owned structure is what allows us to operate our funds at cost. And it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 10, 2016

6

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares	$95.87	$89.71	$1.359	$0.000
Institutional Shares	191.51	179.13	2.856	0.000
Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares	$91.40	$85.33	$1.471	$0.000
Institutional Shares	182.92	170.76	3.064	0.000
Vanguard S&P Mid-Cap 400 Growth Index
Fund
ETF Shares	$99.88	$93.68	$1.034	$0.000
Institutional Shares	198.85	186.45	2.240	0.000

7

S&P Mid-Cap 400 Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOO	VSPMX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.63%	1.70%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		MidCap	Market
	Fund	400 Index	FA Index
Number of Stocks	402	400	3,906
Median Market Cap	$4.4B	$4.4B	$50.4B
Price/Earnings Ratio	22.6x	22.6x	20.1x
Price/Book Ratio	2.2x	2.2x	2.5x
Return on Equity	13.7%	13.7%	17.5%
Earnings Growth
Rate	12.5%	12.5%	8.4%
Dividend Yield	1.8%	1.8%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	-0.4%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund	400 Index	Index
Consumer
Discretionary	13.6%	13.7%	13.6%
Consumer Staples	4.2	4.1	9.4
Energy	2.6	2.6	5.9
Financials	25.4	25.2	17.4
Health Care	9.7	9.8	14.2
Industrials	15.3	15.4	10.7
Information
Technology	16.7	16.7	19.7
Materials	6.6	6.6	3.1
Telecommunication
Services	0.2	0.2	2.5
Utilities	5.7	5.7	3.5

Volatility Measures
		DJ
	S&P	U.S. Total
	MidCap	Market
	400 Index	FA Index
R-Squared	1.00	0.87
Beta	1.00	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Jarden Corp.	Housewares &
	Specialties	0.8%
Alaska Air Group Inc.	Airlines	0.7
Acuity Brands Inc.	Electrical
	Components &
	Equipment	0.7
UDR Inc.	Residential REITs	0.6
Mettler-Toledo	Life Sciences Tools &
International Inc.	Services	0.6
Foot Locker Inc.	Apparel Retail	0.6
Hologic Inc.	Health Care
	Equipment	0.6
LKQ Corp.	Distributors	0.6
Fortune Brands Home &
Security Inc.	Building Products	0.6
Everest Re Group Ltd.	Reinsurance	0.6
Top Ten		6.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.13% for ETF Shares and 0.07% for Institutional Shares.

8

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 29, 2016

Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		-2.31%	10.37%	13.82%
Net Asset Value		-2.30	10.53	13.82
Institutional Shares	3/28/2011[1]	-2.23	—	9.64

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

9

S&P Mid-Cap 400 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)[1]
Consumer Discretionary (13.7%)
*	Jarden Corp.	150,052	7,935
	Foot Locker Inc.	99,438	6,215
*	LKQ Corp.	221,313	6,108
	Domino’s Pizza Inc.	39,592	5,267
*	NVR Inc.	2,665	4,363
	Polaris Industries Inc.	44,175	3,883
	Carter’s Inc.	37,669	3,828
*	Panera Bread Co. Class A	17,244	3,573
	Service Corp. International	142,378	3,349
*	Toll Brothers Inc.	117,489	3,225
	Williams-Sonoma Inc.	60,489	3,152
	Dunkin’ Brands Group Inc.	67,126	3,127
*	Skechers U.S.A. Inc.
	Class A	94,176	3,100
	Gentex Corp.	211,229	3,076
*	AMC Networks Inc.
	Class A	44,130	2,892
	Brunswick Corp.	65,971	2,806
	Dick’s Sporting Goods Inc.	65,274	2,772
*	Tempur Sealy International
	Inc.	45,097	2,601
^	Cracker Barrel Old Country
	Store Inc.	17,347	2,568
	Cinemark Holdings Inc.	76,447	2,530
	Pool Corp.	30,870	2,478
*	Live Nation Entertainment
	Inc.	105,578	2,322
*,^	JC Penney Co. Inc.	221,409	2,258
*	Vista Outdoor Inc.	45,152	2,226
*	Buffalo Wild Wings Inc.	13,802	2,190
	Brinker International Inc.	43,158	2,149
	American Eagle Outfitters
	Inc.	129,774	1,980
*	Kate Spade & Co.	92,553	1,834
	Thor Industries Inc.	33,093	1,833
	Tupperware Brands Corp.	36,496	1,823

*	Office Depot Inc.	357,901	1,818
*	Murphy USA Inc.	28,393	1,808
	Jack in the Box Inc.	25,940	1,783
	CST Brands Inc.	54,798	1,778
*	Cabela’s Inc.	35,672	1,712
	CalAtlantic Group Inc.	55,257	1,677
	Cheesecake Factory Inc.	32,799	1,637
	Graham Holdings Co.
	Class B	3,252	1,587
	John Wiley & Sons Inc.
	Class A	35,567	1,548
	Wendy’s Co.	158,571	1,486
	Big Lots Inc.	35,919	1,453
	Abercrombie & Fitch Co.	48,724	1,416
*	Fossil Group Inc.	30,002	1,407
	Cable One Inc.	3,226	1,383
	Dana Holding Corp.	110,829	1,379
*	Deckers Outdoor Corp.	23,439	1,326
*	DreamWorks Animation
	SKG Inc. Class A	51,535	1,322
	Chico’s FAS Inc.	101,071	1,290
	HSN Inc.	23,209	1,232
	Meredith Corp.	27,325	1,188
	New York Times Co.
	Class A	89,914	1,130
	Time Inc.	79,056	1,115
*	TRI Pointe Group Inc.	104,890	1,081
	Aaron’s Inc.	46,851	1,077
*	Ascena Retail Group Inc.	124,198	1,050
	Sotheby’s	43,131	981
	Guess? Inc.	45,815	978
	KB Home	65,568	800
	DeVry Education Group Inc.	41,115	751
	International Speedway
	Corp. Class A	19,209	663
	MDC Holdings Inc.	28,135	622
			137,941

10

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (4.2%)
	Ingredion Inc.	51,832	5,247
*	WhiteWave Foods Co.
	Class A	127,656	4,943
*	TreeHouse Foods Inc.	39,585	3,342
*	Edgewell Personal Care Co.	43,497	3,325
*	Post Holdings Inc.	44,981	3,124
	Casey’s General Stores Inc.	28,263	2,984
*	Sprouts Farmers Market Inc.	104,619	2,980
*	Hain Celestial Group Inc.	74,606	2,758
	Flowers Foods Inc.	135,279	2,317
	Snyder’s-Lance Inc.	57,236	1,872
	Energizer Holdings Inc.	45,223	1,761
	Lancaster Colony Corp.	14,084	1,433
*	Boston Beer Co. Inc.
	Class A	6,922	1,302
	Dean Foods Co.	66,220	1,277
	Avon Products Inc.	315,699	1,203
*	United Natural Foods Inc.	36,391	1,123
*	SUPERVALU Inc.	191,521	979
	Tootsie Roll Industries Inc.	12,726	424
			42,394
Energy (2.6%)
	HollyFrontier Corp.	132,515	4,482
	World Fuel Services Corp.	51,294	2,401
	Oceaneering International
	Inc.	70,906	1,958
*	Gulfport Energy Corp.	78,439	1,883
	Energen Corp.	65,925	1,746
	Patterson-UTI Energy Inc.	106,682	1,658
*	Dril-Quip Inc.	27,802	1,508
	Nabors Industries Ltd.	205,507	1,471
	Noble Corp. plc	175,402	1,461
	QEP Resources Inc.	138,239	1,349
	Western Refining Inc.	50,250	1,340
	Rowan Cos. plc Class A	89,904	1,198
	Superior Energy Services
	Inc.	108,577	1,116
*	Oil States International Inc.	36,568	955
*	WPX Energy Inc.	168,398	692
	SM Energy Co.	48,913	442
^	Denbury Resources Inc.	252,410	323
			25,983
Financials (25.4%)
	UDR Inc.	189,813	6,516
	Everest Re Group Ltd.	31,211	5,809
	New York Community
	Bancorp Inc.	351,321	5,315
*	Alleghany Corp.	11,283	5,235
	Duke Realty Corp.	250,134	5,173
	Arthur J Gallagher & Co.	128,011	5,101
	Mid-America Apartment
	Communities Inc.	54,611	4,912
	Regency Centers Corp.	68,218	4,815

*	Signature Bank	36,452	4,722
	MSCI Inc. Class A	66,949	4,721
	Camden Property Trust	62,929	4,703
	FactSet Research Systems
	Inc.	30,030	4,519
	National Retail Properties
	Inc.	98,648	4,339
	Reinsurance Group of
	America Inc. Class A	47,636	4,292
	Alexandria Real Estate
	Equities Inc.	52,527	4,158
	American Campus
	Communities Inc.	92,685	4,057
	Raymond James Financial
	Inc.	92,305	4,047
	SEI Investments Co.	100,200	3,825
	Omega Healthcare
	Investors Inc.	119,258	3,823
	CBOE Holdings Inc.	59,740	3,734
	WR Berkley Corp.	71,459	3,680
	Kilroy Realty Corp.	66,775	3,624
	RenaissanceRe Holdings
	Ltd.	31,770	3,596
	StanCorp Financial Group
	Inc.	30,681	3,525
	American Financial Group
	Inc.	51,896	3,481
	Lamar Advertising Co.
	Class A	59,405	3,394
	Jones Lang LaSalle Inc.	32,634	3,331
*	SVB Financial Group	37,310	3,315
	MarketAxess Holdings Inc.	27,021	3,201
	Old Republic International
	Corp.	176,172	3,136
	East West Bancorp Inc.	104,265	3,125
	Liberty Property Trust	107,070	3,092
	Taubman Centers Inc.	43,644	3,091
	Highwoods Properties Inc.	69,070	3,008
	Sovran Self Storage Inc.	27,873	2,967
	First American Financial
	Corp.	78,796	2,918
	Weingarten Realty Investors	82,622	2,911
	EPR Properties	45,703	2,844
	Endurance Specialty
	Holdings Ltd.	44,411	2,765
	Brown & Brown Inc.	84,778	2,739
	Douglas Emmett Inc.	101,037	2,712
	Senior Housing Properties
	Trust	172,076	2,686
	Hospitality Properties Trust	109,813	2,666
	PacWest Bancorp	81,871	2,635
	Hanover Insurance Group
	Inc.	31,337	2,599
	Commerce Bancshares Inc.	60,736	2,580

11

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Synovus Financial Corp.	94,633	2,516
	Eaton Vance Corp.	85,148	2,462
	Corrections Corp. of
	America	84,942	2,457
	Umpqua Holdings Corp.	159,575	2,400
	First Niagara Financial
	Group Inc.	257,085	2,375
	FirstMerit Corp.	120,116	2,358
	CNO Financial Group Inc.	134,758	2,349
	Webster Financial Corp.	66,435	2,233
	Bank of the Ozarks Inc.	58,935	2,230
	Tanger Factory Outlet
	Centers Inc.	68,657	2,203
	Post Properties Inc.	39,222	2,186
	First Horizon National Corp.	173,434	2,085
	LaSalle Hotel Properties	81,840	1,993
	Bank of Hawaii Corp.	31,374	1,992
	Aspen Insurance Holdings
	Ltd.	44,051	1,969
	PrivateBancorp Inc.	57,155	1,964
	Rayonier Inc.	89,688	1,958
	Prosperity Bancshares Inc.	47,705	1,930
	Cullen/Frost Bankers Inc.	39,744	1,905
	Associated Banc-Corp	108,944	1,874
	FNB Corp.	151,091	1,855
*	SLM Corp.	308,809	1,803
	Federated Investors Inc.
	Class B	68,659	1,797
	Equity One Inc.	65,350	1,791
	Communications Sales
	& Leasing Inc.	87,296	1,646
	Urban Edge Properties	66,926	1,628
	Care Capital Properties Inc.	60,739	1,610
	Corporate Office Properties
	Trust	68,518	1,603
	Fulton Financial Corp.	126,134	1,591
	Primerica Inc.	35,053	1,479
*	Stifel Financial Corp.	50,378	1,459
	Valley National Bancorp	161,926	1,457
	Cathay General Bancorp	54,601	1,457
	Washington Federal Inc.	67,438	1,429
	Waddell & Reed Financial
	Inc. Class A	60,158	1,409
	TCF Financial Corp.	122,885	1,393
	Mercury General Corp.	26,391	1,388
	Janus Capital Group Inc.	105,797	1,368
	Hancock Holding Co.	56,103	1,294
	Mack-Cali Realty Corp.	64,754	1,289
	BancorpSouth Inc.	61,319	1,221
	WP Glimcher Inc.	134,362	1,161
	Alexander & Baldwin Inc.	33,315	1,117
	Trustmark Corp.	48,989	1,072
	WisdomTree Investments
	Inc.	82,719	980
	Kemper Corp.	34,698	933

	International Bancshares
	Corp.	40,129	905
	Potlatch Corp.	29,269	774
*	Genworth Financial Inc.
	Class A	358,102	759
	Federal Realty Investment
	Trust	1	—
			256,544
Health Care (9.7%)
*	Mettler-Toledo International
	Inc.	19,819	6,241
*	Hologic Inc.	178,306	6,175
	ResMed Inc.	101,169	5,758
	Cooper Cos. Inc.	35,220	5,035
*	Centene Corp.	86,360	4,919
*	IDEXX Laboratories Inc.	65,902	4,821
*	MEDNAX Inc.	68,131	4,568
*	Sirona Dental Systems Inc.	40,497	4,479
	Teleflex Inc.	30,141	4,305
*	United Therapeutics Corp.	33,059	4,031
	STERIS plc	62,189	4,000
*	Health Net Inc.	56,002	3,484
*	Align Technology Inc.	52,411	3,461
	West Pharmaceutical
	Services Inc.	52,233	3,240
*	VCA Inc.	58,432	2,982
*	WellCare Health Plans Inc.	31,959	2,872
*	Amsurg Corp.	39,096	2,661
*	Charles River Laboratories
	International Inc.	33,785	2,481
	Bio-Techne Corp.	26,950	2,313
*	PAREXEL International Corp.	38,579	2,264
*	Bio-Rad Laboratories Inc.
	Class A	15,068	2,029
*	LifePoint Health Inc.	31,541	1,967
	Hill-Rom Holdings Inc.	41,089	1,904
*	Molina Healthcare Inc.	29,673	1,841
	Owens & Minor Inc.	45,575	1,796
*	LivaNova plc	30,794	1,738
*	Catalent Inc.	71,300	1,730
*	Allscripts Healthcare
	Solutions Inc.	136,987	1,715
*	Akorn Inc.	58,060	1,544
*	Community Health Systems
	Inc.	85,657	1,295
*	Halyard Health Inc.	33,552	856
			98,505
Industrials (15.3%)
	Alaska Air Group Inc.	91,373	6,752
	Acuity Brands Inc.	31,718	6,643
	Fortune Brands Home
	& Security Inc.	115,693	5,810
	Waste Connections Inc.	88,652	5,467
*	JetBlue Airways Corp.	228,255	5,022

12

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Wabtec Corp.	69,897	4,935
	Huntington Ingalls Industries
	Inc.	34,034	4,460
	Carlisle Cos. Inc.	47,097	4,246
	IDEX Corp.	55,439	4,167
	ManpowerGroup Inc.	53,336	4,130
	Hubbell Inc. Class B	39,421	3,917
	AO Smith Corp.	54,261	3,819
	Lennox International Inc.	29,054	3,754
	Orbital ATK Inc.	42,623	3,570
	B/E Aerospace Inc.	75,734	3,303
*	Old Dominion Freight Line
	Inc.	50,255	3,244
	Graco Inc.	40,513	3,173
	Toro Co.	39,713	3,165
*	AECOM	109,709	3,013
	Nordson Corp.	38,885	2,787
*	Copart Inc.	73,789	2,786
	AGCO Corp.	53,294	2,638
	Lincoln Electric Holdings Inc.	47,779	2,607
	Donaldson Co. Inc.	89,390	2,524
	MSC Industrial Direct Co.
	Inc. Class A	35,048	2,439
	Watsco Inc.	18,633	2,377
	Curtiss-Wright Corp.	33,132	2,339
*	Genesee & Wyoming Inc.
	Class A	41,229	2,338
	RR Donnelley & Sons Co.	151,242	2,296
	ITT Corp.	64,859	2,287
*	Kirby Corp.	39,139	2,216
*	Teledyne Technologies Inc.	25,684	2,188
	Deluxe Corp.	35,670	2,048
	Woodward Inc.	41,228	1,936
	Valmont Industries Inc.	16,697	1,888
	Rollins Inc.	68,121	1,875
	Oshkosh Corp.	54,218	1,871
	Landstar System Inc.	31,297	1,853
	Regal Beloit Corp.	32,369	1,767
	Terex Corp.	78,637	1,760
	Trinity Industries Inc.	110,762	1,754
	Crane Co.	35,769	1,754
	CLARCOR Inc.	36,162	1,741
*	Clean Harbors Inc.	37,981	1,618
	Timken Co.	52,334	1,561
	KBR Inc.	104,571	1,446
	GATX Corp.	30,735	1,322
	CEB Inc.	23,989	1,302
*	NOW Inc.	77,731	1,258
*	Esterline Technologies Corp.	21,442	1,201
	Granite Construction Inc.	28,552	1,183
	Kennametal Inc.	57,725	1,162
	Herman Miller Inc.	43,413	1,133
	Triumph Group Inc.	35,763	1,089
	HNI Corp.	32,038	1,083
*	KLX Inc.	38,273	1,071

*	FTI Consulting Inc.	30,416	1,001
	MSA Safety Inc.	22,846	998
	Joy Global Inc.	70,130	906
	Werner Enterprises Inc.	32,072	851
			154,844
Information Technology (16.7%)
	Global Payments Inc.	94,097	5,735
*	ANSYS Inc.	64,471	5,352
	CDK Global Inc.	115,501	5,185
*	Synopsys Inc.	112,980	5,056
*	Gartner Inc.	60,028	4,946
	Broadridge Financial
	Solutions Inc.	85,913	4,822
	Jack Henry & Associates
	Inc.	57,908	4,762
*	Cadence Design Systems
	Inc.	215,532	4,645
*	Trimble Navigation Ltd.	181,476	4,221
	Ingram Micro Inc.	112,901	4,042
	Avnet Inc.	95,642	3,936
*	Arrow Electronics Inc.	67,764	3,873
*	Ultimate Software Group
	Inc.	20,763	3,566
*	Keysight Technologies Inc.	123,180	3,214
*	ARRIS International plc	128,603	3,072
*	Fortinet Inc.	106,099	3,013
*	Manhattan Associates Inc.	52,943	2,926
	Computer Sciences Corp.	100,560	2,897
	Jabil Circuit Inc.	137,145	2,859
	Teradyne Inc.	148,915	2,841
*	Tyler Technologies Inc.	23,525	2,831
*	Microsemi Corp.	80,413	2,785
	Solera Holdings Inc.	48,724	2,714
*	PTC Inc.	82,991	2,565
	DST Systems Inc.	23,571	2,465
	Atmel Corp.	304,556	2,461
	j2 Global Inc.	33,405	2,441
	FEI Co.	29,607	2,405
*	Cree Inc.	74,671	2,370
*	Zebra Technologies Corp.	37,754	2,332
	MAXIMUS Inc.	47,345	2,328
	Cognex Corp.	61,487	2,276
	Fair Isaac Corp.	22,520	2,241
*	CoreLogic Inc.	63,878	2,210
*	IPG Photonics Corp.	26,391	2,176
*	Synaptics Inc.	26,257	2,132
	National Instruments Corp.	72,877	2,103
*	NCR Corp.	89,560	2,092
	Leidos Holdings Inc.	46,498	2,010
*	VeriFone Systems Inc.	83,306	1,990
	SYNNEX Corp.	20,934	1,968
	Cypress Semiconductor
	Corp.	241,942	1,931
*	Integrated Device
	Technology Inc.	98,069	1,905

13

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
*	Ciena Corp.	91,804	1,882
*	WEX Inc.	28,006	1,829
	Convergys Corp.	70,686	1,822
*	Tech Data Corp.	25,419	1,790
*	Rackspace Hosting Inc.	82,985	1,787
	Belden Inc.	30,426	1,666
*	Fairchild Semiconductor
	International Inc. Class A	82,182	1,649
*	ACI Worldwide Inc.	85,717	1,600
*	NetScout Systems Inc.	71,853	1,485
*	comScore Inc.	34,075	1,402
	Lexmark International Inc.
	Class A	44,815	1,390
	Mentor Graphics Corp.	72,386	1,383
	Science Applications
	International Corp.	29,992	1,339
	InterDigital Inc.	25,671	1,277
	Intersil Corp. Class A	95,697	1,222
*	Acxiom Corp.	56,455	1,171
	Diebold Inc.	47,114	1,169
	Vishay Intertechnology Inc.	98,189	1,163
*	Silicon Laboratories Inc.	27,847	1,149
*	CommVault Systems Inc.	30,554	1,145
*	Polycom Inc.	95,391	993
*,^	Advanced Micro Devices
	Inc.	460,974	987
*,^	NeuStar Inc. Class A	38,149	949
	Plantronics Inc.	24,244	909
*,^	3D Systems Corp.	76,596	817
*	Knowles Corp.	63,641	724
*,^	SunEdison Inc.	227,908	451
			168,844
Materials (6.6%)
	Albemarle Corp.	81,291	4,570
	Ashland Inc.	45,575	4,343
	Valspar Corp.	52,968	4,144
	RPM International Inc.	96,394	3,938
	Bemis Co. Inc.	69,536	3,412
	Packaging Corp. of America	70,281	3,409
	AptarGroup Inc.	45,245	3,335
	Sonoco Products Co.	73,136	3,196
	Steel Dynamics Inc.	175,431	3,191
	Reliance Steel & Aluminum
	Co.	51,909	3,161
	NewMarket Corp.	7,296	2,664
	Scotts Miracle-Gro Co.
	Class A	32,987	2,277
	Royal Gold Inc.	47,315	2,194
	Eagle Materials Inc.	36,269	2,191
	Cabot Corp.	45,343	2,019
	Sensient Technologies Corp.	32,773	1,884
	Olin Corp.	119,671	1,814
	PolyOne Corp.	62,539	1,683

	Compass Minerals
	International Inc.	24,425	1,657
*	Louisiana-Pacific Corp.	103,545	1,645
	Domtar Corp.	45,555	1,603
	Silgan Holdings Inc.	29,327	1,502
	Minerals Technologies Inc.	25,192	1,280
	Commercial Metals Co.	84,356	1,239
	Carpenter Technology Corp.	35,619	1,059
	Allegheny Technologies Inc.	78,578	1,054
	Worthington Industries Inc.	33,546	1,044
^	United States Steel Corp.	105,250	960
	Greif Inc. Class A	18,524	491
			66,959
Telecommunication Services (0.2%)
	Telephone & Data Systems
	Inc.	68,453	1,829

Utilities (5.7%)
	Alliant Energy Corp.	82,124	5,580
	Atmos Energy Corp.	73,538	5,104
	UGI Corp.	124,932	4,618
	Westar Energy Inc. Class A	102,396	4,450
	Aqua America Inc.	127,822	3,908
	OGE Energy Corp.	144,687	3,600
	Great Plains Energy Inc.	111,678	3,277
	Questar Corp.	126,684	3,138
	National Fuel Gas Co.	61,324	2,801
	Vectren Corp.	59,927	2,728
	IDACORP Inc.	36,477	2,588
	MDU Resources Group Inc.	141,494	2,577
	WGL Holdings Inc.	36,109	2,462
	Hawaiian Electric Industries
	Inc.	77,868	2,286
	ONE Gas Inc.	37,794	2,191
	Black Hills Corp.	37,087	2,077
	Cleco Corp.	43,827	2,012
	PNM Resources Inc.	57,726	1,843
*	Talen Energy Corp.	46,680	297
			57,537
Total Common Stocks
(Cost $1,050,882)			1,011,380
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.475%	3,912,392	3,912

14

S&P Mid-Cap 400 Index Fund

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.0%)
4	Federal Home Loan
	Bank Discount Notes,
	0.245%, 3/2/16	100	100
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.290%, 4/29/16	100	100
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.371%, 5/4/16	100	100
			300
Total Temporary Cash Investments
	(Cost $4,212)		4,212
	Total Investments (100.5%)
	(Cost $1,055,094)		1,015,592

			Amount
			($000)
Other Assets and Liabilities (-0.5%)
	Other Assets
	Investment in Vanguard		89
Receivables for Investment Securities Sold			66
	Receivables for Accrued Income		1,186
Receivables for Capital Shares Issued			12
	Total Other Assets		1,353
	Liabilities
Payables for Investment Securities
	Purchased		(3,030)
	Collateral for Securities on Loan		(2,053)
Payables for Capital Shares Redeemed			(108)
	Payables to Vanguard		(269)
	Other Liabilities		(598)
	Total Liabilities		(6,058)
	Net Assets (100%)		1,010,887

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,068,074
Undistributed Net Investment Income	1,505
Accumulated Net Realized Losses	(19,231)
Unrealized Appreciation (Depreciation)
Investment Securities	(39,502)
Futures Contracts	41
Net Assets	1,010,887

ETF Shares—Net Assets
Applicable to 3,900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	349,882
Net Asset Value Per Share—
ETF Shares	$89.71

Institutional Shares—Net Assets
Applicable to 3,690,025 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	661,005
Net Asset Value Per Share—
Institutional Shares	$179.13

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,870,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.5% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $2,053,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P Mid-Cap 400 Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	7,969
Interest[1]	4
Securities Lending	72
Total Income	8,045
Expenses
The Vanguard Group—Note B
Investment Advisory Services	96
Management and Administrative—ETF Shares	167
Management and Administrative—Institutional Shares	138
Marketing and Distribution—ETF Shares	15
Marketing and Distribution—Institutional Shares	9
Custodian Fees	39
Shareholders’ Reports—ETF Shares	7
Shareholders’ Reports—Institutional Shares	3
Total Expenses	474
Net Investment Income	7,571
Realized Net Gain (Loss)
Investment Securities Sold	16,185
Futures Contracts	(96)
Realized Net Gain (Loss)	16,089
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(76,160)
Futures Contracts	113
Change in Unrealized Appreciation (Depreciation)	(76,047)
Net Increase (Decrease) in Net Assets R esulting from Operations	(52,387)
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,571	14,231
Realized Net Gain (Loss)	16,089	82,614
Change in Unrealized Appreciation (Depreciation)	(76,047)	(103,530)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,387)	(6,685)
Distributions
Net Investment Income
ETF Shares	(5,221)	(4,471)
Institutional Shares	(10,146)	(7,100)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(15,367)	(11,571)
Capital Share Transactions
ETF Shares	(5,448)	38,682
Institutional Shares	40,654	155,270
Net Increase (Decrease) from Capital Share Transactions	35,206	193,952
Total Increase (Decrease)	(32,548)	175,696
Net Assets
Beginning of Period	1,043,435	867,739
End of Period[1]	1,010,887	1,043,435
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,505,000 and $9,301,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 7,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$95.87	$97.19	$79.72	$65.20	$58.37	$49.95
Investment Operations
Net Investment Income	.664	1.330	1.016	1.133[2]	.648	. 383
Net Realized and Unrealized Gain (Loss)
on Investments	(5.465)	(1.425)	17.285	14.112	6.657	8.217
Total from Investment Operations	(4.801)	(.095)	18.301	15.245	7.305	8.600
Distributions
Dividends from Net Investment Income	(1.359)	(1.225)	(.831)	(.725)	(.475)	(.180)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.359)	(1.225)	(.831)	(.725)	(.475)	(.180)
Net Asset Value, End of Period	$89.71	$95.87	$97.19	$79.72	$65.20	$58.37

Total Return	-5.08%	-0.12%	23.06%	23.57%	12.60%	17.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$350	$379	$345	$191	$72	$32
Ratio of Total Expenses to
Average Net Assets	0.13%	0.15%	0.15%	0.15%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.45%	1.28%	1.50%	1.35%	1.21%[3]
Portfolio Turnover Rate [4]	9%	12%	14%	10%	13%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares
Six Months						March 28,
	Ended					2011[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$191.51	$194.13	$159.20	$130.17	$116.52	$128.01
Investment Operations
Net Investment Income	1.386	2.794	2.135	2.355[2]	1.372	.240
Net Realized and Unrealized Gain (Loss)
on Investments	(10.910)	(2.844)	34.537	28.174	13.297	(11.730)
Total from Investment Operations	(9.524)	(.050)	36.672	30.529	14.669	(11.490)
Distributions
Dividends from Net Investment Income	(2.856)	(2.570)	(1.742)	(1.499)	(1.019)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.856)	(2.570)	(1.742)	(1.499)	(1.019)	—
Net Asset Value, End of Period	$179.13	$191.51	$194.13	$159.20	$130.17	$116.52

Total Return	-5.05%	-0.04%	23.16%	23.65%	12.69%	-8.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$661	$665	$523	$216	$91	$40
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.64%	1.52%	1.35%	1.57%	1.42%	1.28%[3]
Portfolio Turnover Rate [4]	9%	12%	14%	10%	13%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

20

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

S&P Mid-Cap 400 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $89,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,011,380	—	—
Temporary Cash Investments	3,912	300	—
Futures Contracts—Liabilities[1]	(9)	—	—
Total	1,015,283	300	—
1 Represents variation margin on the last day of the reporting period.

22

S&P Mid-Cap 400 Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2016	30	3,998	41

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $22,922,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $12,470,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,055,094,000. Net unrealized depreciation of investment securities for tax purposes was $39,502,000, consisting of unrealized gains of $93,015,000 on securities that had risen in value since their purchase and $132,517,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $166,030,000 of investment securities and sold $132,639,000 of investment securities, other than temporary cash investments. Purchases and sales include $59,961,000 and $83,705,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

23

S&P Mid-Cap 400 Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	85,887	925	367,265	3,675
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(91,335)	(975)	(328,583)	(3,275)
Net Increase (Decrease)—ETF Shares	(5,448)	(50)	38,682	400
Institutional Shares
Issued	66,655	357	233,449	1,167
Issued in Lieu of Cash Distributions	8,219	43	5,218	27
Redeemed	(34,220)	(181)	(83,397)	(415)
Net Increase (Decrease)—Institutional Shares	40,654	219	155,270	779

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

24

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOV	VMFVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	2.03%	2.17%

Portfolio Characteristics
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	FA Index
Number of Stocks	306	306	3,906
Median Market Cap	$3.6B	$3.6B	$50.4B
Price/Earnings Ratio	21.2x	21.2x	20.1x
Price/Book Ratio	1.6x	1.6x	2.5x
Return on Equity	11.5%	11.5%	17.5%
Earnings Growth
Rate	7.2%	7.2%	8.4%
Dividend Yield	2.3%	2.3%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	35%	—	—
Short-Term Reserves	-0.8%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Consumer
Discretionary	12.4%	12.4%	13.6%
Consumer Staples	3.2	3.1	9.4
Energy	5.1	5.1	5.9
Financials	26.4	26.5	17.4
Health Care	3.9	3.9	14.2
Industrials	16.9	16.9	10.7
Information
Technology	13.1	13.1	19.7
Materials	8.8	8.8	3.1
Telecommunication
Services	0.4	0.4	2.5
Utilities	9.8	9.8	3.5

Volatility Measures
		DJ
	S&P MidCap	U.S. Total
	400 Value	Market
	Index	FA Index
R-Squared	1.00	0.83
Beta	1.00	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Everest Re Group Ltd.	Reinsurance	1.2%
Alliant Energy Corp.	Multi-Utilities	1.1
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	1.1
Alleghany Corp.	Reinsurance	1.0
UGI Corp.	Gas Utilities	0.9
Albemarle Corp.	Specialty Chemicals	0.9
HollyFrontier Corp.	Oil & Gas Refining &
	Marketing	0.9
Westar Energy Inc.	Electric Utilities	0.9
Reinsurance Group of
America Inc.	Reinsurance	0.9
Carlisle Cos. Inc.	Industrial
	Conglomerates	0.8
Top Ten		9.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.18% for ETF Shares and 0.07% for Institutional Shares.

25

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 29, 2016

Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		-6.76%	9.87%	12.95%
Net Asset Value		-6.78	9.98	12.94
Institutional Shares	11/2/2010	-6.69	10.11	11.42

See Financial Highlights for dividend and capital gains information.

26

S&P Mid-Cap 400 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (12.4%)
*	Jarden Corp.	36,126	1,910
	Dick’s Sporting Goods Inc.	30,806	1,308
*	JC Penney Co. Inc.	104,475	1,066
	Foot Locker Inc.	16,429	1,027
	American Eagle Outfitters
	Inc.	61,236	934
	Tupperware Brands Corp.	17,221	860
*	Office Depot Inc.	168,887	858
*	Murphy USA Inc.	13,397	853
	CST Brands Inc.	25,858	839
	Polaris Industries Inc.	9,382	825
*	Cabela’s Inc.	16,830	808
	Graham Holdings Co.
	Class B	1,534	749
	Williams-Sonoma Inc.	14,274	744
	John Wiley & Sons Inc.
	Class A	16,781	731
^	Cracker Barrel Old Country
	Store Inc.	4,748	703
	Brunswick Corp.	16,501	702
	Big Lots Inc.	16,945	685
	Abercrombie & Fitch Co.	22,982	668
*	Fossil Group Inc.	14,151	664
	Cinemark Holdings Inc.	19,842	657
	Dana Holding Corp.	52,286	650
*	Live Nation Entertainment
	Inc.	29,395	646
*	Deckers Outdoor Corp.	11,056	625
	Chico’s FAS Inc.	47,671	608
	HSN Inc.	10,946	581
	Brinker International Inc.	11,405	568
*	Kate Spade & Co.	28,384	563
	Meredith Corp.	12,889	561
	Gentex Corp.	37,883	552
	New York Times Co.
	Class A	42,413	533
	Time Inc.	37,540	529

	Aaron’s Inc.	22,094	508
*	Ascena Retail Group Inc.	58,972	498
	Guess? Inc.	21,771	465
	Sotheby’s	20,339	463
	Thor Industries Inc.	7,963	441
	Cheesecake Factory Inc.	8,213	410
	KB Home	31,211	381
	CalAtlantic Group Inc.	12,271	372
	DeVry Education Group Inc.	19,564	357
*	DreamWorks Animation
	SKG Inc. Class A	13,144	337
	Jack in the Box Inc.	4,903	337
	International Speedway Corp.
	Class A	9,145	315
	Cable One Inc.	608	261
*	TRI Pointe Group Inc.	22,942	237
	MDC Holdings Inc.	6,843	151
			29,540
Consumer Staples (3.2%)
	Ingredion Inc.	13,701	1,387
*	Edgewell Personal Care Co.	13,139	1,004
*	TreeHouse Foods Inc.	9,715	820
	Casey’s General Stores Inc.	6,136	648
	Dean Foods Co.	31,241	602
*	Hain Celestial Group Inc.	15,492	573
*	United Natural Foods Inc.	17,165	530
	Energizer Holdings Inc.	12,162	473
	Avon Products Inc.	107,352	409
	Snyder’s-Lance Inc.	11,364	372
	Lancaster Colony Corp.	2,396	244
*	SUPERVALU Inc.	42,802	219
*	Boston Beer Co. Inc.
	Class A	981	184
	Tootsie Roll Industries Inc.	2,604	87
			7,552
Energy (5.1%)
	HollyFrontier Corp.	62,550	2,115
	World Fuel Services Corp.	24,205	1,133

27

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
	Oceaneering International
	Inc.	33,461	924
*	Gulfport Energy Corp.	37,017	888
	Energen Corp.	31,141	825
	Patterson-UTI Energy Inc.	50,332	782
*	Dril-Quip Inc.	13,116	712
	Nabors Industries Ltd.	96,950	694
	Noble Corp. plc	82,748	689
	QEP Resources Inc.	65,325	638
	Western Refining Inc.	23,707	632
	Rowan Cos. plc Class A	42,683	569
	Superior Energy Services
	Inc.	51,547	530
*	Oil States International Inc.	17,373	454
*	WPX Energy Inc.	80,128	329
	SM Energy Co.	23,280	211
^	Denbury Resources Inc.	118,151	151
			12,276
Financials (26.4%)
	Everest Re Group Ltd.	14,733	2,742
	New York Community
	Bancorp Inc.	165,843	2,509
*	Alleghany Corp.	5,325	2,471
	Reinsurance Group of
	America Inc. Class A	22,485	2,026
	WR Berkley Corp.	33,729	1,737
	Liberty Property Trust	50,535	1,459
	First American Financial
	Corp.	37,188	1,377
	Endurance Specialty
	Holdings Ltd.	20,960	1,305
	Duke Realty Corp.	62,579	1,294
	Senior Housing Properties
	Trust	81,211	1,268
	Hospitality Properties Trust	51,826	1,258
	PacWest Bancorp	38,640	1,243
	Hanover Insurance Group
	Inc.	14,789	1,227
	Corrections Corp. of
	America	40,088	1,160
	Umpqua Holdings Corp.	75,310	1,133
	Arthur J Gallagher & Co.	28,400	1,132
	First Niagara Financial
	Group Inc.	121,330	1,121
	FirstMerit Corp.	56,687	1,113
	CNO Financial Group Inc.	63,595	1,108
	Raymond James Financial
	Inc.	24,834	1,089
	National Retail Properties
	Inc.	24,213	1,065
	Camden Property Trust	13,366	999
	LaSalle Hotel Properties	38,619	940
	Aspen Insurance Holdings
	Ltd.	20,786	929
	Rayonier Inc.	42,321	924

	RenaissanceRe Holdings
	Ltd.	8,097	917
	Prosperity Bancshares Inc.	22,511	911
	Omega Healthcare Investors
	Inc.	28,144	902
	Cullen/Frost Bankers Inc.	18,754	899
	Associated Banc-Corp	51,409	884
	American Campus
	Communities Inc.	20,124	881
	FNB Corp.	71,467	878
*	SLM Corp.	145,720	851
	American Financial Group
	Inc.	12,247	822
	Taubman Centers Inc.	10,917	773
	Alexandria Real Estate
	Equities Inc.	9,669	765
	Corporate Office Properties
	Trust	32,328	756
	EPR Properties	11,863	738
	Mid-America Apartment
	Communities Inc.	7,733	696
*	Stifel Financial Corp.	23,770	688
	Valley National Bancorp	76,398	688
	Highwoods Properties Inc.	15,647	681
	TCF Financial Corp.	57,976	657
	Mercury General Corp.	12,450	655
	Kilroy Realty Corp.	11,976	650
	Hancock Holding Co.	26,468	611
	Mack-Cali Realty Corp.	30,542	608
	StanCorp Financial Group
	Inc.	5,213	599
	Eaton Vance Corp.	20,494	592
	Commerce Bancshares Inc.	13,472	572
	Synovus Financial Corp.	20,991	558
	WP Glimcher Inc.	63,369	548
	East West Bancorp Inc.	17,223	516
	Trustmark Corp.	23,103	505
	Douglas Emmett Inc.	18,120	486
	Brown & Brown Inc.	14,403	465
	Post Properties Inc.	8,329	464
	Webster Financial Corp.	13,481	453
	Kemper Corp.	16,475	443
	Federated Investors Inc.
	Class B	16,521	432
	International Bancshares
	Corp.	19,066	430
	Care Capital Properties Inc.	16,048	425
	Fulton Financial Corp.	32,182	406
	Tanger Factory Outlet
	Centers Inc.	12,329	396
	Bank of Hawaii Corp.	5,782	367
*	Genworth Financial Inc.
	Class A	170,355	361
	Waddell & Reed Financial
	Inc. Class A	15,063	353

28

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
	Urban Edge Properties	13,597	331
	Janus Capital Group Inc.	24,491	317
	Primerica Inc.	6,957	294
	BancorpSouth Inc.	14,484	289
	Washington Federal Inc.	13,064	277
	Cathay General Bancorp	9,030	241
	Potlatch Corp.	6,966	184
			62,844
Health Care (3.9%)
	Cooper Cos. Inc.	8,644	1,236
*	Bio-Rad Laboratories Inc.
	Class A	7,110	957
*	LifePoint Health Inc.	14,884	928
*	Health Net Inc.	14,009	872
	Owens & Minor Inc.	21,505	848
	Teleflex Inc.	5,548	792
*	WellCare Health Plans Inc.	7,994	718
*	Community Health Systems
	Inc.	40,417	611
	West Pharmaceutical
	Services Inc.	8,381	520
*	Allscripts Healthcare
	Solutions Inc.	36,196	453
*	Molina Healthcare Inc.	6,720	417
*	Catalent Inc.	13,475	327
	Hill-Rom Holdings Inc.	6,796	315
*	Halyard Health Inc.	9,578	244
			9,238
Industrials (16.9%)
	Carlisle Cos. Inc.	22,230	2,004
	ManpowerGroup Inc.	25,175	1,950
	Orbital ATK Inc.	20,118	1,685
*	AECOM	51,778	1,422
	AGCO Corp.	25,151	1,245
	Lincoln Electric Holdings Inc.	22,549	1,230
	MSC Industrial Direct Co.
	Inc. Class A	16,540	1,151
*	Genesee & Wyoming Inc.
	Class A	19,456	1,104
	RR Donnelley & Sons Co.	71,371	1,083
	Hubbell Inc. Class B	10,791	1,072
*	Kirby Corp.	18,470	1,046
*	Teledyne Technologies Inc.	12,120	1,032
	Huntington Ingalls Industries
	Inc.	7,871	1,032
	Wabtec Corp.	12,867	908
	Valmont Industries Inc.	7,878	891
	B/E Aerospace Inc.	20,375	889
	IDEX Corp.	11,775	885
	Oshkosh Corp.	25,583	883
	Landstar System Inc.	14,768	874
	Regal Beloit Corp.	15,273	834
	Terex Corp.	37,104	830
	Trinity Industries Inc.	52,273	828

	CLARCOR Inc.	17,063	821
*	Old Dominion Freight Line
	Inc.	11,859	766
*	Clean Harbors Inc.	17,921	763
	Timken Co.	24,692	737
	Donaldson Co. Inc.	24,890	703
	ITT Corp.	17,751	626
	GATX Corp.	14,499	624
	Curtiss-Wright Corp.	8,755	618
*	NOW Inc.	36,661	593
	Nordson Corp.	8,074	579
*	Esterline Technologies Corp.	10,112	566
	Granite Construction Inc.	13,467	558
	Kennametal Inc.	27,223	548
	Graco Inc.	6,883	539
	Triumph Group Inc.	16,865	514
	Woodward Inc.	10,894	511
	HNI Corp.	15,108	511
*	KLX Inc.	18,048	505
	MSA Safety Inc.	10,854	474
	Deluxe Corp.	8,247	473
*	FTI Consulting Inc.	14,346	472
	Crane Co.	9,282	455
*	Copart Inc.	11,491	434
	Joy Global Inc.	33,380	431
	KBR Inc.	30,135	417
	Werner Enterprises Inc.	15,264	405
	Watsco Inc.	2,906	371
	Herman Miller Inc.	10,457	273
			40,165
Information Technology (13.1%)
	Ingram Micro Inc.	53,288	1,908
	Avnet Inc.	45,144	1,858
*	Arrow Electronics Inc.	31,985	1,828
*	Keysight Technologies Inc.	58,137	1,517
	Computer Sciences Corp.	47,461	1,367
	Jabil Circuit Inc.	64,728	1,350
	Teradyne Inc.	70,283	1,341
*	Trimble Navigation Ltd.	50,539	1,176
*	Cree Inc.	35,239	1,118
*	NCR Corp.	42,260	987
*	VeriFone Systems Inc.	39,309	939
	SYNNEX Corp.	9,878	929
	Cypress Semiconductor
	Corp.	114,160	911
*	Tech Data Corp.	11,993	844
*	Synopsys Inc.	18,132	811
*	NetScout Systems Inc.	33,900	701
	Lexmark International Inc.
	Class A	21,138	656
	Mentor Graphics Corp.	34,149	652
	Science Applications
	International Corp.	14,148	632
	Atmel Corp.	77,616	627

29

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
	FEI Co.	7,684	624
	Leidos Holdings Inc.	13,604	588
	Intersil Corp. Class A	45,317	579
	Diebold Inc.	22,226	552
	Vishay Intertechnology Inc.	46,317	548
*	PTC Inc.	17,233	533
	National Instruments Corp.	17,195	496
*	Rackspace Hosting Inc.	20,387	439
*	Fairchild Semiconductor
	International Inc. Class A	21,327	428
*	CoreLogic Inc.	11,773	407
*,^	3D Systems Corp.	36,461	389
*	WEX Inc.	5,425	354
	Belden Inc.	6,325	346
*	Knowles Corp.	30,286	345
	InterDigital Inc.	6,791	338
*	Acxiom Corp.	14,401	299
*	Advanced Micro Devices
	Inc.	118,363	253
*	CommVault Systems Inc.	6,494	243
*	comScore Inc.	5,474	225
*	Polycom Inc.	21,539	224
*,^	SunEdison Inc.	108,467	215
*	NeuStar Inc. Class A	8,241	205
*	Silicon Laboratories Inc.	3,920	162
	Plantronics Inc.	4,269	160
			31,104
Materials (8.8%)
	Albemarle Corp.	38,371	2,157
	Bemis Co. Inc.	32,821	1,611
	Sonoco Products Co.	34,519	1,508
	Steel Dynamics Inc.	82,802	1,506
	Reliance Steel & Aluminum
	Co.	24,500	1,492
	Royal Gold Inc.	22,327	1,035
	Ashland Inc.	10,540	1,004
	Cabot Corp.	21,396	953
	RPM International Inc.	21,839	892
	Olin Corp.	56,465	856
	Valspar Corp.	10,250	802
	Domtar Corp.	21,493	756
	AptarGroup Inc.	8,969	661
	Commercial Metals Co.	39,792	585
	NewMarket Corp.	1,446	528
	Allegheny Technologies Inc.	37,345	501
	Carpenter Technology Corp.	16,798	499
	Worthington Industries Inc.	15,819	492
^	United States Steel Corp.	50,090	457
	Scotts Miracle-Gro Co.
	Class A	6,235	430
	PolyOne Corp.	15,638	421
	Sensient Technologies Corp.	7,124	410
	Compass Minerals
	International Inc.	5,079	345

Silgan Holdings Inc.	6,651	341
* Louisiana-Pacific Corp.	17,612	280
Greif Inc. Class A	8,803	233
Minerals Technologies Inc.	4,404	224
		20,979
Telecommunication Services (0.4%)
Telephone & Data Systems
Inc.	32,299	863

Utilities (9.8%)
Alliant Energy Corp.	38,767	2,634
UGI Corp.	58,972	2,180
Westar Energy Inc. Class A	48,335	2,101
OGE Energy Corp.	68,295	1,699
Great Plains Energy Inc.	52,711	1,546
Questar Corp.	59,794	1,481
Atmos Energy Corp.	19,439	1,349
Vectren Corp.	28,283	1,287
MDU Resources Group Inc.	66,777	1,216
Hawaiian Electric Industries
Inc.	36,748	1,079
ONE Gas Inc.	17,836	1,034
Black Hills Corp.	17,501	980
Cleco Corp.	20,683	950
PNM Resources Inc.	27,240	869
National Fuel Gas Co.	17,944	820
Aqua America Inc.	24,736	756
IDACORP Inc.	9,296	660
WGL Holdings Inc.	7,327	500
* Talen Energy Corp.	22,006	140
		23,281
Total Common Stocks
(Cost $260,502)		237,842
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[1,2] Vanguard Market Liquidity
Fund, 0.475%	2,284,101	2,284

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
3 Freddie Mac Discount
Notes, 0.220%, 4/15/16	100	100
Total Temporary Cash Investments
(Cost $2,384)		2,384
Total Investments (101.0%)
(Cost $262,886)		240,226

30

S&P Mid-Cap 400 Value Index Fund

Amount
($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard	21
Receivables for Investment Securities Sold	333
Receivables for Accrued Income	354
Receivables for Capital Shares Issued	58
Other Assets	2,021
Total Other Assets	2,787
Liabilities
Payables for Investment Securities
Purchased	(4,359)
Collateral for Securities on Loan	(644)
Payables for Capital Shares Redeemed	(9)
Payables to Vanguard	(65)
Total Liabilities	(5,077)
Net Assets (100%)	237,936

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	280,445
Undistributed Net Investment Income	507
Accumulated Net Realized Losses	(20,356)
Unrealized Appreciation (Depreciation)	(22,660)
Net Assets	237,936

ETF Shares—Net Assets
Applicable to 1,350,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	115,202
Net Asset Value Per Share—
ETF Shares	$85.33

Institutional Shares—Net Assets
Applicable to 718,741 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	122,734
Net Asset Value Per Share—
Institutional Shares	$170.76

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $590,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $644,000 of collateral received for securities on loan.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

31

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	2,431
Securities Lending	22
Total Income	2,453
Expenses
The Vanguard Group—Note B
Investment Advisory Services	24
Management and Administrative—ETF Shares	73
Management and Administrative—Institutional Shares	21
Marketing and Distribution—ETF Shares	4
Marketing and Distribution—Institutional Shares	2
Custodian Fees	16
Shareholders’ Reports—ETF Shares	1
Shareholders’ Reports—Institutional Shares	2
Total Expenses	143
Net Investment Income	2,310
Realized Net Gain (Loss)
Investment Securities Sold	(3,163)
Futures Contracts	(140)
Realized Net Gain (Loss)	(3,303)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(12,534)
Futures Contracts	43
Change in Unrealized Appreciation (Depreciation)	(12,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,484)

See accompanying Notes, which are an integral part of the Financial Statements.

32

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,310	4,530
Realized Net Gain (Loss)	(3,303)	16,281
Change in Unrealized Appreciation (Depreciation)	(12,491)	(29,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,484)	(8,325)
Distributions
Net Investment Income
ETF Shares	(2,390)	(1,346)
Institutional Shares	(2,275)	(2,346)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,665)	(3,692)
Capital Share Transactions
ETF Shares	20,959	19,749
Institutional Shares	(11,058)	14,582
Net Increase (Decrease) from Capital Share Transactions	9,901	34,331
Total Increase (Decrease)	(8,248)	22,314
Net Assets
Beginning of Period	246,184	223,870
End of Period[1]	237,936	246,184
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $507,000 and $2,862,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 7,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$91.40	$96.78	$77.93	$62.71	$55.69	$49.86
Investment Operations
Net Investment Income	. 829 [2]	1.600	1.500[2]	1.153	1.001	.746
Net Realized and Unrealized Gain (Loss)
on Investments	(5.428)	(5.563)	18.094	15.146	6.814	5.340
Total from Investment Operations	(4.599)	(3.963)	19.594	16.299	7.815	6.086
Distributions
Dividends from Net Investment Income	(1.471)	(1.417)	(.744)	(1.079)	(.795)	(.256)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.471)	(1.417)	(.744)	(1.079)	(.795)	(.256)
Net Asset Value, End of Period	$85.33	$91.40	$96.78	$77.93	$62.71	$55.69

Total Return	-5.08%	-4.17%	25.26%	26.31%	14.18%	12.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$115	$103	$87	$27	$9	$6
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.75%	1.66%	1.87%	1.80%	1.82%[3]
Portfolio Turnover Rate [4]	35%	47%	35%	74%	31%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares
Six Months						Nov. 2,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$182.92	$193.66	$155.83	$125.30	$111.20	$109.35
Investment Operations
Net Investment Income	1.749 [2]	3.420	3.191[2]	2.392	2.124	1.146
Net Realized and Unrealized Gain (Loss)
on Investments	(10.845)	(11.127)	36.207	30.364	13.624	1.233
Total from Investment Operations	(9.096)	(7.707)	39.398	32.756	15.748	2.379
Distributions
Dividends from Net Investment Income	(3.064)	(3.033)	(1.568)	(2.226)	(1.648)	(.529)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(3.064)	(3.033)	(1.568)	(2.226)	(1.648)	(.529)
Net Asset Value, End of Period	$170.76	$182.92	$193.66	$155.83	$125.30	$111.20

Total Return	-5.04%	-4.05%	25.42%	26.47%	14.32%	2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$123	$143	$137	$49	$40	$35
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.87%	1.78%	1.99%	1.92%	1.94%[3]
Portfolio Turnover Rate [4]	35%	47%	35%	74%	31%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 29, 2016.

36

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

37

S&P Mid-Cap 400 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $21,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	237,842	—	—
Temporary Cash Investments	2,284	100	—
Total	240,126	100	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

38

S&P Mid-Cap 400 Value Index Fund

During the six months ended February 29, 2016, the fund realized $9,081,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $8,016,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $262,886,000.

Net unrealized depreciation of investment securities for tax purposes was $22,660,000, consisting of unrealized gains of $11,210,000 on securities that had risen in value since their purchase and $33,870,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $123,823,000 of investment securities and sold $115,388,000 of investment securities, other than temporary cash investments. Purchases and sales include $55,991,000 and $49,043,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	76,154	850	152,983	1,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(55,195)	(625)	(133,234)	(1,375)
Net Increase (Decrease)—ETF Shares	20,959	225	19,749	225
Institutional Shares
Issued	7,781	45	30,861	160
Issued in Lieu of Cash Distributions	1,307	7	1,205	6
Redeemed	(20,146)	(117)	(17,484)	(89)
Net Increase (Decrease) —Institutional Shares	(11,058)	(65)	14,582	77

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

39

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOG	VMFGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.10%	1.24%

Portfolio Characteristics
		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	230	228	3,906
Median Market Cap	$5.2B	$5.2B	$50.4B
Price/Earnings Ratio	24.1x	24.2x	20.1x
Price/Book Ratio	3.5x	3.5x	2.5x
Return on Equity	16.0%	16.1%	17.5%
Earnings Growth
Rate	17.8%	17.8%	8.4%
Dividend Yield	1.3%	1.3%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	35%	—	—
Short-Term Reserves	-0.8%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S.
		MidCap	Total
		400	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	14.9%	14.9%	13.6%
Consumer Staples	5.2	5.2	9.4
Energy	0.0	0.0	5.9
Financials	24.3	24.0	17.4
Health Care	15.6	15.6	14.2
Industrials	13.7	13.8	10.7
Information
Technology	20.3	20.4	19.7
Materials	4.4	4.5	3.1
Telecommunication
Services	0.0	0.0	2.5
Utilities	1.6	1.6	3.5

Volatility Measures
	S&P	DJ
	MidCap	U.S. Total
	400 Growth	Market
	Index	FA Index
R-Squared	1.00	0.82
Beta	1.00	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alaska Air Group Inc.	Airlines	1.3%
Acuity Brands Inc.	Electrical
	Components &
	Equipment	1.3
UDR Inc.	Residential REITs	1.3
Mettler-Toledo	Life Sciences Tools &
International Inc.	Services	1.2
Hologic Inc.	Health Care
	Equipment	1.2
LKQ Corp.	Distributors	1.2
Fortune Brands Home &
Security Inc.	Building Products	1.2
ResMed Inc.	Health Care
	Equipment	1.1
Global Payments Inc.	Data Processing &
	Outsourced Services	1.1
Waste Connections Inc.	Environmental &
	Facilities Services	1.1
Top Ten		12.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.18% for ETF Shares and 0.07% for Institutional Shares.

40

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 29, 2016

Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		1.84%	10.90%	14.53%
Net Asset Value		1.85	10.90	14.52
Institutional Shares	3/28/2011[1]	1.95	—	10.05

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

41

S&P Mid-Cap 400 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.7%)[1]
Consumer Discretionary (15.0%)
*	LKQ Corp.	220,954	6,098
	Domino’s Pizza Inc.	39,526	5,258
*	NVR Inc.	2,661	4,356
	Foot Locker Inc.	64,532	4,033
*	Jarden Corp.	73,410	3,882
	Carter’s Inc.	37,604	3,822
*	Panera Bread Co. Class A	17,214	3,567
	Service Corp. International	142,131	3,343
*	Toll Brothers Inc.	117,282	3,219
	Dunkin’ Brands Group Inc.	67,006	3,121
*	Skechers U.S.A. Inc.
	Class A	94,005	3,095
*	AMC Networks Inc.
	Class A	44,052	2,887
*	Tempur Sealy International
	Inc.	45,015	2,596
	Pool Corp.	30,813	2,473
*	Vista Outdoor Inc.	45,066	2,222
*	Buffalo Wild Wings Inc.	13,776	2,186
	Polaris Industries Inc.	24,255	2,132
	Gentex Corp.	130,732	1,903
	Williams-Sonoma Inc.	30,192	1,573
	Wendy’s Co.	158,246	1,483
	Brunswick Corp.	30,951	1,317
	Cinemark Holdings Inc.	34,338	1,137
^	Cracker Barrel Old Country
	Store Inc.	7,273	1,077
	Jack in the Box Inc.	15,534	1,068
*	Live Nation Entertainment
	Inc.	43,207	950
	Brinker International Inc.	18,954	944
	Thor Industries Inc.	16,184	896
	CalAtlantic Group Inc.	29,228	887
	Cable One Inc.	1,932	828
	Cheesecake Factory Inc.	15,385	768
*	Kate Spade & Co.	32,240	639

*	DreamWorks Animation
	SKG Inc. Class A	23,558	604
*	TRI Pointe Group Inc.	56,661	584
	MDC Holdings Inc.	13,470	298
			75,246
Consumer Staples (5.2%)
*	WhiteWave Foods Co.
	Class A	127,444	4,935
*	Post Holdings Inc.	44,902	3,119
*	Sprouts Farmers Market
	Inc.	104,426	2,974
	Flowers Foods Inc.	135,040	2,313
	Ingredion Inc.	22,770	2,305
	Casey’s General Stores Inc.	15,236	1,608
*	TreeHouse Foods Inc.	18,968	1,601
*	Hain Celestial Group Inc.	41,705	1,542
*	Edgewell Personal Care Co.	15,633	1,195
	Snyder’s-Lance Inc.	33,165	1,085
	Lancaster Colony Corp.	8,995	915
*	Boston Beer Co. Inc.
	Class A	4,835	910
	Energizer Holdings Inc.	19,408	756
*	SUPERVALU Inc.	101,946	521
	Avon Products Inc.	88,189	336
	Tootsie Roll Industries Inc.	7,117	237
			26,352
Financials (24.5%)
	UDR Inc.	189,511	6,506
	Regency Centers Corp.	68,106	4,807
*	Signature Bank	36,392	4,715
	MSCI Inc. Class A	66,838	4,713
	FactSet Research Systems
	Inc.	29,980	4,512
	SEI Investments Co.	100,029	3,818
	CBOE Holdings Inc.	59,639	3,727
	Mid-America Apartment
	Communities Inc.	38,165	3,433
	Lamar Advertising Co.
	Class A	59,301	3,388

42

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Jones Lang LaSalle Inc.	32,578	3,325
*	SVB Financial Group	37,245	3,309
	MarketAxess Holdings Inc.	26,973	3,195
	Old Republic International
	Corp.	175,865	3,130
	Sovran Self Storage Inc.	27,824	2,962
	Weingarten Realty Investors	82,476	2,906
	Arthur J Gallagher & Co.	67,735	2,699
	Camden Property Trust	34,555	2,583
	Alexandria Real Estate
	Equities Inc.	31,987	2,532
	Duke Realty Corp.	117,372	2,427
	StanCorp Financial Group
	Inc.	19,602	2,252
	Kilroy Realty Corp.	41,329	2,243
	Bank of the Ozarks Inc.	58,826	2,226
	American Campus
	Communities Inc.	49,967	2,187
	First Horizon National Corp.	173,107	2,081
	National Retail Properties
	Inc.	47,273	2,079
	East West Bancorp Inc.	67,654	2,028
	PrivateBancorp Inc.	57,178	1,965
	Omega Healthcare Investors
	Inc.	59,527	1,908
	Equity One Inc.	65,222	1,788
	Brown & Brown Inc.	54,162	1,750
	American Financial Group
	Inc.	25,904	1,738
	Raymond James Financial
	Inc.	39,625	1,737
	Douglas Emmett Inc.	62,532	1,678
	RenaissanceRe Holdings
	Ltd.	14,590	1,652
	Communications Sales
	& Leasing Inc.	87,114	1,642
	Highwoods Properties Inc.	35,854	1,562
	Taubman Centers Inc.	20,477	1,450
	Commerce Bancshares Inc.	32,132	1,365
	Tanger Factory Outlet
	Centers Inc.	42,488	1,363
	Synovus Financial Corp.	50,066	1,331
	EPR Properties	20,530	1,278
	Webster Financial Corp.	37,797	1,270
	Bank of Hawaii Corp.	19,102	1,213
	Eaton Vance Corp.	41,648	1,204
	Post Properties Inc.	21,533	1,200
	Alexander & Baldwin Inc.	33,231	1,114
	WisdomTree Investments
	Inc.	83,072	984
	Cathay General Bancorp	35,418	945
	Urban Edge Properties	38,071	926
	Federated Investors Inc.
	Class B	33,577	879
	Primerica Inc.	20,290	856

	Washington Federal Inc.	39,706	841
	Fulton Financial Corp.	57,905	730
	Care Capital Properties Inc.	26,672	707
	Janus Capital Group Inc.	53,841	696
	Waddell & Reed Financial
	Inc. Class A	28,215	661
	BancorpSouth Inc.	30,474	607
	Potlatch Corp.	14,713	389
			123,212
Health Care (15.7%)
*	Mettler-Toledo International
	Inc.	19,787	6,231
*	Hologic Inc.	178,019	6,165
	ResMed Inc.	101,007	5,748
*	Centene Corp.	86,218	4,911
*	IDEXX Laboratories Inc.	65,793	4,813
*	MEDNAX Inc.	68,019	4,560
*	Sirona Dental Systems Inc.	40,271	4,454
*	United Therapeutics Corp.	33,003	4,024
	STERIS plc	62,084	3,993
*	Align Technology Inc.	52,320	3,455
*	VCA Inc.	58,328	2,977
*	Amsurg Corp.	39,026	2,656
	Teleflex Inc.	18,355	2,621
*	Charles River Laboratories
	International Inc.	33,723	2,476
	Cooper Cos. Inc.	16,878	2,413
	Bio-Techne Corp.	26,900	2,309
*	PAREXEL International Corp.	38,508	2,260
	West Pharmaceutical
	Services Inc.	34,413	2,134
*	LivaNova plc	30,733	1,735
*	Health Net Inc.	26,276	1,635
*	Akorn Inc.	57,939	1,541
*	WellCare Health Plans Inc.	14,994	1,348
	Hill-Rom Holdings Inc.	26,656	1,236
*	Catalent Inc.	42,692	1,036
*	Molina Healthcare Inc.	15,399	955
*	Allscripts Healthcare
	Solutions Inc.	60,157	753
*	Halyard Health Inc.	13,489	344
*	Community Health
	Systems Inc.
	Rights Exp. 12/31/2099	29,782	—
			78,783
Industrials (13.8%)
	Alaska Air Group Inc.	91,227	6,742
	Acuity Brands Inc.	31,667	6,632
	Fortune Brands Home
	& Security Inc.	115,506	5,801
	Waste Connections Inc.	88,508	5,458
*	JetBlue Airways Corp.	227,879	5,013
	AO Smith Corp.	54,168	3,812
	Lennox International Inc.	29,003	3,748

43

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Toro Co.	39,643	3,160
	Wabtec Corp.	42,567	3,005
	IDEX Corp.	30,440	2,288
	Huntington Ingalls Industries
	Inc.	17,329	2,271
	Graco Inc.	25,883	2,027
	Rollins Inc.	67,986	1,872
*	Copart Inc.	49,349	1,863
	Hubbell Inc. Class B	16,529	1,642
*	Old Dominion Freight Line
	Inc.	25,084	1,619
	Watsco Inc.	12,461	1,589
	Nordson Corp.	21,736	1,558
	B/E Aerospace Inc.	32,510	1,418
	CEB Inc.	23,936	1,299
	Deluxe Corp.	18,157	1,042
	Donaldson Co. Inc.	36,585	1,033
	Curtiss-Wright Corp.	14,551	1,027
	ITT Corp.	27,190	959
	Woodward Inc.	18,106	850
	Crane Co.	16,065	788
	KBR Inc.	40,538	561
	Herman Miller Inc.	21,220	554
			69,631
Information Technology (20.4%)
	Global Payments Inc.	93,943	5,726
*	ANSYS Inc.	64,367	5,344
	CDK Global Inc.	115,312	5,176
*	Gartner Inc.	59,930	4,938
	Broadridge Financial
	Solutions Inc.	85,772	4,814
	Jack Henry & Associates
	Inc.	57,812	4,755
*	Cadence Design Systems
	Inc.	215,174	4,637
*	Ultimate Software Group
	Inc.	20,727	3,560
*	Synopsys Inc.	74,445	3,331
*	ARRIS International plc	128,377	3,067
*	Fortinet Inc.	105,907	3,008
*	Manhattan Associates Inc.	52,847	2,920
*	Tyler Technologies Inc.	23,484	2,826
*	Microsemi Corp.	80,266	2,780
	Solera Holdings Inc.	48,637	2,709
	DST Systems Inc.	23,528	2,461
	j2 Global Inc.	33,342	2,437
*	Zebra Technologies Corp.	37,684	2,328
	MAXIMUS Inc.	47,257	2,324
	Cognex Corp.	61,368	2,271
	Fair Isaac Corp.	22,478	2,237
*	IPG Photonics Corp.	26,342	2,172
*	Synaptics Inc.	26,207	2,128
*	Integrated Device
	Technology Inc.	97,915	1,902

*	Ciena Corp.	91,619	1,878
	Convergys Corp.	70,546	1,819
*	Trimble Navigation Ltd.	74,282	1,728
*	ACI Worldwide Inc.	85,537	1,596
*	PTC Inc.	46,390	1,434
*	CoreLogic Inc.	38,893	1,345
	Atmel Corp.	139,844	1,130
	FEI Co.	13,299	1,080
*	WEX Inc.	16,491	1,077
	National Instruments Corp.	36,370	1,049
	Belden Inc.	17,003	931
*	comScore Inc.	22,441	924
*	Rackspace Hosting Inc.	39,751	856
*	Silicon Laboratories Inc.	19,577	808
	Leidos Holdings Inc.	17,637	762
*	Fairchild Semiconductor
	International Inc. Class A	36,910	740
*	CommVault Systems Inc.	16,764	628
	Plantronics Inc.	15,289	573
	InterDigital Inc.	11,226	558
*	Acxiom Corp.	25,912	537
*	Polycom Inc.	49,820	519
*	NeuStar Inc. Class A	20,708	515
*	Advanced Micro Devices
	Inc.	212,974	456
			102,794
Materials (4.5%)
	Packaging Corp. of America	70,161	3,403
	Valspar Corp.	31,200	2,441
	Ashland Inc.	23,205	2,211
	Eagle Materials Inc.	36,199	2,187
	RPM International Inc.	50,041	2,044
	AptarGroup Inc.	26,197	1,931
	NewMarket Corp.	4,225	1,543
	Scotts Miracle-Gro Co.
	Class A	19,755	1,364
*	Louisiana-Pacific Corp.	66,133	1,051
	Sensient Technologies Corp.	17,663	1,015
	Compass Minerals
	International Inc.	13,652	926
	Minerals Technologies Inc.	15,835	805
	PolyOne Corp.	29,335	789
	Silgan Holdings Inc.	15,220	780
			22,490
Utilities (1.6%)
	Aqua America Inc.	75,290	2,302
	Atmos Energy Corp.	32,305	2,242
	WGL Holdings Inc.	20,545	1,401
	IDACORP Inc.	16,750	1,188
	National Fuel Gas Co.	23,263	1,063
			8,196
Total Common Stocks
(Cost $493,436)			506,704

44

S&P Mid-Cap 400 Growth Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
[2,3] Vanguard Market Liquidity
Fund, 0.475%	2,312,845	2,313

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.411%, 6/2/16	100	100
Total Temporary Cash Investments
(Cost $2,413)		2,413
Total Investments (101.2%)
(Cost $495,849)		509,117

		Amount
		($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard		45
Receivables for Accrued Income		428
Receivables for Capital Shares Issued		1
Total Other Assets		474
Liabilities
Payables for Investment Securities
Purchased		(6,305)
Collateral for Securities on Loan		(213)
Payables to Vanguard		(170)
Other Liabilities		(3)
Total Liabilities		(6,691)
Net Assets (100%)		502,900

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	532,840
Undistributed Net Investment Income	124
Accumulated Net Realized Losses	(43,349)
Unrealized Appreciation (Depreciation)
Investment Securities	13,268
Futures Contracts	17
Net Assets	502,900

ETF Shares—Net Assets
Applicable to 4,475,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	419,218
Net Asset Value Per Share—
ETF Shares	$93.68

Institutional Shares—Net Assets
Applicable to 448,820 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	83,682
Net Asset Value Per Share—
Institutional Shares	$186.45

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $207,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.8% and 0.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $213,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

45

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	2,762
Interest[1]	2
Securities Lending	3
Total Income	2,767
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative—ETF Shares	282
Management and Administrative—Institutional Shares	19
Marketing and Distribution—ETF Shares	14
Marketing and Distribution—Institutional Shares	1
Custodian Fees	18
Shareholders’ Reports—ETF Shares	7
Shareholders’ Reports—Institutional Shares	—
Total Expenses	387
Net Investment Income	2,380
Realized Net Gain (Loss)
Investment Securities Sold	(14,574)
Futures Contracts	(216)
Realized Net Gain (Loss)	(14,790)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(17,374)
Futures Contracts	12
Change in Unrealized Appreciation (Depreciation)	(17,362)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,772)
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,380	4,863
Realized Net Gain (Loss)	(14,790)	40,051
Change in Unrealized Appreciation (Depreciation)	(17,362)	(31,211)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,772)	13,703
Distributions
Net Investment Income
ETF Shares	(4,524)	(2,534)
Institutional Shares	(1,029)	(810)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(5,553)	(3,344)
Capital Share Transactions
ETF Shares	71,684	77,454
Institutional Shares	(6,472)	3,968
Net Increase (Decrease) from Capital Share Transactions	65,212	81,422
Total Increase (Decrease)	29,887	91,781
Net Assets
Beginning of Period	473,013	381,232
End of Period[1]	502,900	473,013
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $124,000 and $3,297,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 7,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$99.88	$97.18	$80.96	$67.47	$61.13	$50.04
Investment Operations
Net Investment Income	. 461[2]	1.036	.571	.721	.405	.280
Net Realized and Unrealized Gain (Loss)
on Investments	(5.627)	2.456	16.256	13.257	6.266	10.910
Total from Investment Operations	(5.166)	3.492	16.827	13.978	6.671	11.190
Distributions
Dividends from Net Investment Income	(1.034)	(.792)	(. 607)	(. 488)	(. 331)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.034)	(.792)	(. 607)	(. 488)	(. 331)	(.100)
Net Asset Value, End of Period	$93.68	$99.88	$97.18	$80.96	$67.47	$61.13

Total Return	-5.22%	3.60%	20.84%	20.83%	10.97%	22.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$419	$377	$292	$182	$91	$31
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.12%	1.08%	0.81%	1.08%	0.76%	0.63%[3]
Portfolio Turnover Rate [4]	35%	47%	38%	35%	26%	40%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares
Six Months						March 28,
	Ended					2011[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$198.85	$193.45	$161.12	$134.20	$121.54	$130.08
Investment Operations
Net Investment Income	1.056 [2]	2.271	1.316	1.584	.915	.304
Net Realized and Unrealized Gain (Loss)
on Investments	(11.216)	4.900	32.386	26.392	12.506	(8.844)
Total from Investment Operations	(10.160)	7.171	33.702	27.976	13.421	(8.540)
Distributions
Dividends from Net Investment Income	(2.240)	(1.771)	(1.372)	(1.056)	(.761)	—
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(2.240)	(1.771)	(1.372)	(1.056)	(.761)	—
Net Asset Value, End of Period	$186.45	$198.85	$193.45	$161.12	$134.20	$121.54

Total Return	-5.18%	3.72%	20.99%	20.97%	11.12%	-6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84	$96	$90	$42	$23	$22
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.23%	1.20%	0.93%	1.20%	0.88%	0.75%[3]
Portfolio Turnover Rate [4]	35%	47%	38%	35%	26%	40%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

50

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

51

S&P Mid-Cap 400 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $45,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	506,704	—	—
Temporary Cash Investments	2,313	100	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	509,015	100	—
1 Represents variation margin on the last day of the reporting period.

52

S&P Mid-Cap 400 Growth Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2016	4	533	17

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $7,140,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $21,414,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $495,849,000.

Net unrealized appreciation of investment securities for tax purposes was $13,268,000, consisting of unrealized gains of $41,820,000 on securities that had risen in value since their purchase and $28,552,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $228,859,000 of investment securities and sold $162,402,000 of investment securities, other than temporary cash investments. Purchases and sales include $83,480,000 and $28,455,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

53

S&P Mid-Cap 400 Growth Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	103,138	1,025	307,135	3,025
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(31,454)	(325)	(229,681)	(2,250)
Net Increase (Decrease)—ETF Shares	71,684	700	77,454	775
Institutional Shares
Issued	4,354	23	15,445	75
Issued in Lieu of Cash Distributions	407	2	347	2
Redeemed	(11,233)	(59)	(11,824)	(58)
Net Increase (Decrease)—Institutional Shares	(6,472)	(34)	3,968	19

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

54

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

55

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$949.22	$0.63
Institutional Shares	1,000.00	949.53	0.34
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$949.20	$0.87
Institutional Shares	1,000.00	949.57	0.34
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$947.76	$0.87
Institutional Shares	1,000.00	948.22	0.34
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,024.22	$0.65
Institutional Shares	1,000.00	1,024.52	0.35
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,023.97	$0.91
Institutional Shares	1,000.00	1,024.52	0.35
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,023.97	$0.91
Institutional Shares	1,000.00	1,024.52	0.35

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.13% for ETF Shares and 0.07% for Institutional Shares; for the S&P Mid-Cap 400 Value
Index Fund, 0.18% for ETF Shares and 0.07% for Institutional Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.18% for ETF Shares
and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

56

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

57

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

58

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The index is a product of S&P Dow Jones Indices LLC
Direct Investor Account Services > 800-662-2739	(“SPDJI”), and has been licensed for use by Vanguard.
Standard & Poor’s® and S&P® are registered
Institutional Investor Services > 800-523-1036	trademarks of Standard & Poor’s Financial Services LLC
Text Telephone for People	(“S&P”); Dow Jones® is a registered trademark of Dow
Who Are Deaf or Hard of Hearing> 800-749-7273	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18422 042016

Semiannual Report | February 29, 2016

Vanguard S&P 500 Value and Growth

Index Funds

Vanguard S&P 500 Value Index Fund

Vanguard S&P 500 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P 500 Value Index Fund.	7
S&P 500 Growth Index Fund.	23
About Your Fund’s Expenses.	37
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	-1.48%
Net Asset Value	-1.42
Institutional Shares	-1.41
S&P 500 Value Index	-1.39
Large-Cap Value Funds Average	-4.90
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	-0.73%
Net Asset Value	-0.69
S&P 500 Growth Index	-0.62
Large-Cap Growth Funds Average	-4.43

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P 500 Value Index Fund
ETF Shares	$83.75	$81.51	$1.071	$0.000
Institutional Shares	183.75	178.73	2.498	0.000
Vanguard S&P 500 Growth Index Fund
ETF Shares	$99.21	$97.74	$0.821	$0.000

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market sagged over the six months ended February 29, 2016, as investors grappled with a resurgence of volatility. Growth stocks generally outpaced value stocks, but both lost ground. Although stocks of all capitalizations declined, large-caps fared noticeably better than mid- and small-caps. When markets are volatile, investors gravitate more toward larger companies, which generally provide more predictable earnings, steadier returns, and higher yields.

Against this investment backdrop, Vanguard S&P 500 Growth Index Fund returned –0.69% and Vanguard S&P 500 Value Index Fund returned –1.42%, as measured by their ETF Shares based on net asset value. Both funds successfully tracked their target indexes and surpassed the average returns of their peers.

Stocks mostly slumped for the fiscal half year

U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker six-month performance.

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resiliency in February, also concerned investors.

2

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk

The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which had stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

Market Barometer

	Total Returns
	Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

Amid market volatility, defensive sectors led the way

The Vanguard S&P 500 Index Funds provide exposure to some of the biggest companies in the United States. Vanguard 500 Index Fund (which is covered in a separate report) represents the broader market, and the Growth and Value Index Funds form portfolios from its subsets.

As I mentioned, stocks of larger companies outpaced their smaller counterparts for the six months, as investors sought stability in the tumultuous market environment.

In a similar vein, the industry sectors commonly viewed as defensive tend to be more attractive to investors during periods of uncertainty or volatility. When the economic picture and the financial markets are unsettled, companies that meet consumers’ primary needs are likely to be more resilient.

That was certainly the case over the six months as consumer staples, telecommunication services, and utilities outpaced the other sectors. All three added to performance in both the Growth and Value Index Funds, with consumer staples the top contributor to each. The sector got a boost as the slide in oil prices resulted in lower gasoline prices, allowing consumers to earmark cash for other basic spending.

The health care, financial, energy, and materials sectors lost ground in both funds. Stocks in health care, traditionally a relatively defensive sector, struggled.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P 500 Value Index Fund	0.15%	0.08%	1.10%
S&P 500 Growth Index Fund	0.15	—	1.17

The fund expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year.
For the six months ended February 29, 2016, the annualized expense ratios were: for the S&P 500 Value Index Fund, 0.13% for ETF Shares and
0.07% for Institutional Shares; and for the S&P 500 Growth Index Fund, 0.13%. Peer-group expense ratios are derived from data provided by
Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

4

Biotechnology companies were among the hardest hit, as investors raised concerns about their high valuations. Weakness in financials was broad-based, as was the decline in energy stocks, whose slump persisted amid declining oil prices. Falling commodity prices also weighed on materials.

Results for the remaining sectors varied between the funds. Industrial and consumer discretionary stocks added to performance in the Value Index Fund but slightly detracted in the Growth Index Fund. Information technology stocks posted gains in the Growth Index Fund but retreated in the Value Index Fund.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Note: Data are for U.S.-based Vanguard funds only.
Source: Vanguard.

5

Doing what’s best for clients: That’s how we were built

It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 16, 2016

6

S&P 500 Value Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VOOV	VSPVX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	2.69%	2.77%

Portfolio Characteristics
			DJ
			U.S.
		S&P 500	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	367	368	3,906
Median Market Cap	$62.1B	$62.1B	$50.4B
Price/Earnings Ratio	16.3x	16.3x	20.1x
Price/Book Ratio	1.8x	1.8x	2.5x
Return on Equity	15.4%	15.4%	17.5%
Earnings Growth Rate	5.2%	5.2%	8.4%
Dividend Yield	2.9%	2.9%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	27%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	7.6%	7.6%	13.6%
Consumer Staples	11.0	11.0	9.4
Energy	12.0	12.0	5.9
Financials	23.7	23.8	17.4
Health Care	12.0	12.0	14.2
Industrials	11.2	11.2	10.7
Information Technology	8.1	8.0	19.7
Materials	3.3	3.3	3.1
Telecommunication
Services	4.6	4.6	2.5
Utilities	6.5	6.5	3.5

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.95
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	4.0%
Berkshire Hathaway Inc. Multi-Sector Holdings		3.0
AT&T Inc.	Integrated
	Telecommunication
	Services	2.7
Procter & Gamble Co.	Household Products	2.6
Wells Fargo & Co.	Diversified Banks	2.6
JPMorgan Chase & Co.	Diversified Banks	2.5
Chevron Corp.	Integrated Oil & Gas	1.9
Johnson & Johnson	Pharmaceuticals	1.8
Merck & Co. Inc.	Pharmaceuticals	1.7
Bank of America Corp.	Diversified Banks	1.6
Top Ten		24.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.13% for ETF Shares and 0.07% for Institutional Shares.

7

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 29, 2016

Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		-3.21%	10.81%	12.99%
Net Asset Value		-3.22	10.80	12.98
Institutional Shares	3/3/2015	—	—	-3.96

See Financial Highlights for dividend and capital gains information.

8

S&P 500 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (7.6%)
Time Warner Inc.	32,096	2,125
Comcast Corp. Class A	36,033	2,080
Ford Motor Co.	155,453	1,945
Target Corp.	24,570	1,927
General Motors Co.	56,478	1,663
McDonald’s Corp.	12,443	1,458
Johnson Controls Inc.	25,756	939
Carnival Corp.	18,301	878
Twenty-First Century
Fox Inc. Class A	22,467	607
Yum! Brands Inc.	7,823	567
Genuine Parts Co.	6,023	543
Macy’s Inc.	12,543	542
Viacom Inc. Class B	13,858	511
Whirlpool Corp.	3,108	483
Mattel Inc.	13,500	439
VF Corp.	6,714	437
Coach Inc.	11,042	430
Dollar General Corp.	5,437	404
Best Buy Co. Inc.	11,861	384
Omnicom Group Inc.	4,912	382
CBS Corp. Class B	7,758	375
Kohl’s Corp.	7,541	352
Harley-Davidson Inc.	7,662	331
* Bed Bath & Beyond Inc.	6,664	320
Darden Restaurants Inc.	4,584	293
BorgWarner Inc.	8,919	291
Tiffany & Co.	4,451	289
Nordstrom Inc.	5,459	280
PVH Corp.	3,280	260
Gap Inc.	9,138	253
Staples Inc.	25,597	242
Starwood Hotels & Resorts
Worldwide Inc.	3,453	239
Twenty-First Century Fox Inc.	8,085	220
PulteGroup Inc.	12,680	218
Ralph Lauren Corp. Class A	2,340	212
News Corp. Class A	19,457	210
Garmin Ltd.	4,714	191

	Wynn Resorts Ltd.	2,180	180
	Marriott International Inc.
	Class A	2,633	179
	Goodyear Tire & Rubber Co.	5,639	170
	Royal Caribbean Cruises Ltd.	2,250	167
*	AutoNation Inc.	3,051	157
*	CarMax Inc.	3,384	157
*	Michael Kors Holdings Ltd.	2,507	142
	GameStop Corp. Class A	4,194	129
	Interpublic Group of Cos. Inc. 5,801		124
	Scripps Networks
	Interactive Inc. Class A	1,789	106
	TEGNA Inc.	4,281	105
	H&R Block Inc.	3,192	105
	Harman International
	Industries Inc.	1,218	93
	Leggett & Platt Inc.	2,084	93
*	Urban Outfitters Inc.	3,436	91
			25,318
Consumer Staples (11.0%)
	Procter & Gamble Co.	108,546	8,715
	Wal-Mart Stores Inc.	62,534	4,148
	Coca-Cola Co.	74,930	3,232
	PepsiCo Inc.	26,146	2,558
	Philip Morris
	International Inc.	27,788	2,530
	CVS Health Corp.	24,007	2,333
	Kraft Heinz Co.	23,722	1,827
	Costco Wholesale Corp.	9,764	1,465
	Walgreens Boots
	Alliance Inc.	14,930	1,179
	Colgate-Palmolive Co.	16,427	1,078
	Sysco Corp.	20,877	921
	Kimberly-Clark Corp.	6,500	847
	Kroger Co.	20,904	834
	Archer-Daniels-Midland Co.	23,737	830
	Tyson Foods Inc. Class A	11,752	761
	General Mills Inc.	9,009	530
	Keurig Green Mountain Inc.	4,657	428
	Whole Foods Market Inc.	13,562	425
	Kellogg Co.	4,452	330

9

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	ConAgra Foods Inc.	7,378	310
	Molson Coors Brewing Co.
	Class B	3,254	277
	Mead Johnson Nutrition Co.	3,714	274
	JM Smucker Co.	2,005	256
	Hershey Co.	2,555	232
	McCormick & Co. Inc.	1,473	137
	Coca-Cola Enterprises Inc.	2,398	116
			36,573
Energy (12.0%)
	Exxon Mobil Corp.	166,026	13,307
	Chevron Corp.	75,059	6,263
	Schlumberger Ltd.	50,314	3,609
	ConocoPhillips	49,241	1,666
	Phillips 66	18,935	1,503
	Kinder Morgan Inc.	73,461	1,329
	Occidental Petroleum Corp.	17,960	1,236
	Valero Energy Corp.	19,204	1,154
	Halliburton Co.	34,040	1,099
	Spectra Energy Corp.	26,797	782
	Baker Hughes Inc.	17,338	743
	Marathon Petroleum Corp.	21,194	726
	EOG Resources Inc.	10,372	671
	Noble Energy Inc.	16,930	499
	Hess Corp.	10,410	454
	National Oilwell Varco Inc.	14,948	438
	Anadarko Petroleum Corp.	11,322	430
	EQT Corp.	6,088	339
	Apache Corp.	8,678	332
	Columbia Pipeline Group Inc.	15,552	282
	Williams Cos. Inc.	17,259	276
	Marathon Oil Corp.	30,282	249
	Helmerich & Payne Inc.	4,280	227
*	FMC Technologies Inc.	9,114	224
	Tesoro Corp.	2,657	214
	Cabot Oil & Gas Corp.	10,585	213
	Devon Energy Corp.	10,162	200
	ONEOK Inc.	8,320	200
*	Concho Resources Inc.	1,852	167
	Range Resources Corp.	6,793	161
	Transocean Ltd.	13,593	118
	Murphy Oil Corp.	6,420	110
	Cimarex Energy Co.	1,309	110
*	Southwestern Energy Co.	15,240	88
	Ensco plc Class A	9,357	81
*	Newfield Exploration Co.	2,976	81
	CONSOL Energy Inc.	9,065	78
^	Chesapeake Energy Corp.	20,504	54
	Diamond Offshore
	Drilling Inc.	2,552	51
	California Resources Corp.	1,671	1
			39,765
Financials (23.7%)
*	Berkshire Hathaway Inc.
	Class B	74,716	10,025
	Wells Fargo & Co.	185,341	8,696

	JPMorgan Chase & Co.	146,811	8,265
	Bank of America Corp.	415,011	5,196
	Citigroup Inc.	118,734	4,613
	US Bancorp	65,593	2,527
	American International
	Group Inc.	49,305	2,475
	Goldman Sachs Group Inc.	15,821	2,366
*	Chubb Ltd.	18,380	2,123
	American Express Co.	33,399	1,856
	MetLife Inc.	44,335	1,754
	PNC Financial Services
	Group Inc.	20,253	1,647
	Bank of New York
	Mellon Corp.	43,590	1,543
	Capital One Financial Corp.	21,220	1,395
	Travelers Cos. Inc.	12,133	1,305
	Prudential Financial Inc.	17,859	1,180
	Aflac Inc.	16,968	1,010
	BB&T Corp.	31,022	998
	Allstate Corp.	15,442	980
	Simon Property Group Inc.	4,727	897
	State Street Corp.	16,044	879
	Discover Financial Services	17,072	793
	Morgan Stanley	31,905	788
	Hartford Financial
	Services Group Inc.	16,290	686
	SunTrust Banks Inc.	20,261	672
	M&T Bank Corp.	6,362	652
	BlackRock Inc.	1,959	611
	CME Group Inc.	6,608	604
	Marsh & McLennan Cos. Inc. 9,966		569
	HCP Inc.	18,563	549
	Franklin Resources Inc.	15,118	542
*	Synchrony Financial	19,291	520
	Fifth Third Bancorp	31,592	482
	Invesco Ltd.	16,913	452
	Principal Financial Group Inc.	10,821	409
	Weyerhaeuser Co.	15,645	406
	Loews Corp.	11,125	404
	Ventas Inc.	7,222	402
	Progressive Corp.	12,530	400
	Aon plc	4,128	393
	Regions Financial Corp.	52,068	392
	Welltower Inc.	5,691	363
	Lincoln National Corp.	9,834	359
	KeyCorp	33,225	351
	Citizens Financial Group Inc.	16,588	319
	Vornado Realty Trust	3,599	311
	Ameriprise Financial Inc.	3,633	305
	Unum Group	9,676	276
	Boston Properties Inc.	2,213	253
	General Growth
	Properties Inc.	9,112	251
*	Willis Towers Watson plc	2,182	247
	Host Hotels & Resorts Inc.	15,687	240
	Comerica Inc.	7,026	237

10

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	T. Rowe Price Group Inc.	3,290	227
	Macerich Co.	2,856	226
	SL Green Realty Corp.	2,302	203
	Northern Trust Corp.	3,274	194
	Leucadia National Corp.	13,251	192
	People’s United Financial Inc.	12,344	180
	Zions Bancorporation	8,127	173
	Cincinnati Financial Corp.	2,737	173
	Realty Income Corp.	2,805	164
	Navient Corp.	14,540	157
	Huntington Bancshares Inc.	16,053	140
	Federal Realty
	Investment Trust	942	140
	Iron Mountain Inc.	4,714	139
	Legg Mason Inc.	4,320	123
*	Affiliated Managers Group Inc.	815	113
	Nasdaq Inc.	1,720	109
	Torchmark Corp.	2,122	109
	Apartment Investment
	& Management Co.	2,898	106
	Assurant Inc.	1,432	102
			78,938
Health Care (12.0%)
	Johnson & Johnson	56,279	5,921
	Merck & Co. Inc.	111,511	5,599
	Pfizer Inc.	118,173	3,506
	UnitedHealth Group Inc.	16,335	1,946
	Medtronic plc	24,839	1,922
*	Express Scripts Holding Co.	26,977	1,899
	Bristol-Myers Squibb Co.	26,614	1,648
	AbbVie Inc.	29,533	1,613
	McKesson Corp.	9,173	1,428
	Anthem Inc.	10,388	1,358
	Abbott Laboratories	34,507	1,337
	Amgen Inc.	9,387	1,336
	Cardinal Health Inc.	13,121	1,072
	Eli Lilly & Co.	14,748	1,062
	Baxter International Inc.	21,839	863
	Thermo Fisher Scientific Inc.	5,446	704
	Humana Inc.	3,134	555
*	HCA Holdings Inc.	7,265	503
	Stryker Corp.	4,813	481
	Perrigo Co. plc	3,374	426
*	Vertex Pharmaceuticals Inc.	4,900	419
	Zimmer Biomet Holdings Inc.	3,992	386
	Quest Diagnostics Inc.	5,701	379
*	Mylan NV	8,285	373
	Baxalta Inc.	9,067	349
	Agilent Technologies Inc.	8,272	309
*	Mallinckrodt plc	4,649	302
*	Intuitive Surgical Inc.	535	301
	St. Jude Medical Inc.	5,520	296
	DENTSPLY International Inc.	4,425	270
	Zoetis Inc.	6,435	264
*	Endo International plc	5,486	229
*	Henry Schein Inc.	1,015	168

	Universal Health
	Services Inc. Class B	1,366	151
*	DaVita HealthCare
	Partners Inc.	2,142	141
*	Varian Medical Systems Inc.	1,743	136
*	Tenet Healthcare Corp.	3,963	98
	Patterson Cos. Inc.	1,570	68
			39,818
Industrials (11.2%)
	General Electric Co.	169,381	4,936
	United Technologies Corp.	31,019	2,997
	Union Pacific Corp.	20,573	1,622
	3M Co.	10,296	1,615
	Caterpillar Inc.	23,221	1,572
	Delta Air Lines Inc.	31,576	1,523
	Honeywell International Inc.	14,755	1,495
	FedEx Corp.	10,479	1,434
	Emerson Electric Co.	26,036	1,271
	United Parcel Service Inc.
	Class B	12,737	1,230
	Eaton Corp. plc	18,406	1,044
	American Airlines Group Inc.	25,188	1,033
	Deere & Co.	12,397	994
	CSX Corp.	39,143	945
	Lockheed Martin Corp.	4,322	933
	General Dynamics Corp.	6,518	888
	Norfolk Southern Corp.	11,928	873
*	United Continental
	Holdings Inc.	14,874	852
	PACCAR Inc.	14,100	726
	Danaher Corp.	8,086	722
	Raytheon Co.	5,280	654
	Cummins Inc.	6,530	637
	Ingersoll-Rand plc	10,386	577
	Parker-Hannifin Corp.	5,403	547
	Illinois Tool Works Inc.	5,722	539
	Waste Management Inc.	7,765	434
	Dover Corp.	6,166	375
	Textron Inc.	10,920	373
	L-3 Communications
	Holdings Inc.	3,114	365
	Kansas City Southern	4,363	356
	Tyco International plc	9,256	326
	WW Grainger Inc.	1,349	293
	Rockwell Automation Inc.	2,735	285
	Fluor Corp.	5,640	260
	Nielsen Holdings plc	4,817	242
	Republic Services Inc.
	Class A	5,021	229
	Flowserve Corp.	5,205	219
	CH Robinson Worldwide Inc.	2,994	209
	Fastenal Co.	4,605	209
*	Jacobs Engineering Group Inc.	4,875	188
	Xylem Inc.	4,190	157
	Pitney Bowes Inc.	7,831	142
*	Quanta Services Inc.	6,366	129

11

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Expeditors International
	of Washington Inc.	2,735	125
	Pentair plc	2,613	125
	Ryder System Inc.	2,121	120
	JB Hunt Transport
	Services Inc.	1,490	114
*	United Rentals Inc.	2,192	113
	ADT Corp.	2,586	104
	Robert Half International Inc.	2,339	92
	Dun & Bradstreet Corp.	597	57
			37,300
Information Technology (8.0%)
	Intel Corp.	111,778	3,307
	Cisco Systems Inc.	119,414	3,126
	QUALCOMM Inc.	60,347	3,065
	International Business
	Machines Corp.	21,689	2,842
	Oracle Corp.	63,791	2,346
	EMC Corp.	77,467	2,024
*	Yahoo! Inc.	34,880	1,109
	Corning Inc.	44,916	822
	Texas Instruments Inc.	14,935	792
	HP Inc.	71,847	768
	Automatic Data
	Processing Inc.	7,589	643
	Symantec Corp.	26,964	521
	TE Connectivity Ltd.	8,919	508
	Hewlett Packard
	Enterprise Co.	31,558	419
	Western Digital Corp.	9,311	405
	Seagate Technology plc	12,006	376
	Xerox Corp.	37,847	364
	CA Inc.	11,790	345
	SanDisk Corp.	4,665	337
	NetApp Inc.	11,659	290
	Fidelity National Information
	Services Inc.	4,863	283
*	Micron Technology Inc.	22,671	241
*	First Solar Inc.	3,003	216
	KLA-Tencor Corp.	2,969	201
	Xilinx Inc.	4,079	193
	Motorola Solutions Inc.	2,556	188
*	Autodesk Inc.	3,452	179
	Western Union Co.	9,647	176
	Linear Technology Corp.	3,896	170
	Harris Corp.	2,151	168
*	F5 Networks Inc.	940	90
	FLIR Systems Inc.	2,787	86
	CSRA Inc.	3,094	80
*	Teradata Corp.	3,163	79
			26,759
Materials (3.3%)
	Dow Chemical Co.	44,849	2,180
	EI du Pont de
	Nemours & Co.	19,184	1,168
	Monsanto Co.	8,771	789

	International Paper Co.	16,483	588
	Praxair Inc.	5,774	588
	Newmont Mining Corp.	21,041	544
	Air Products & Chemicals Inc.	4,028	534
	LyondellBasell Industries
	NV Class A	6,592	529
	Nucor Corp.	12,711	500
	Alcoa Inc.	52,106	465
	PPG Industries Inc.	4,187	404
	Freeport-McMoRan Inc.	49,770	380
	Eastman Chemical Co.	5,905	379
	Mosaic Co.	13,340	356
	WestRock Co.	10,229	345
	CF Industries Holdings Inc.	9,304	339
	FMC Corp.	5,321	200
	Ball Corp.	2,561	170
	Sealed Air Corp.	3,384	155
	Airgas Inc.	708	100
*	Owens-Illinois Inc.	6,379	95
			10,808
Telecommunication Services (4.6%)
	AT&T Inc.	245,353	9,066
	Verizon
	Communications Inc.	97,365	4,939
	CenturyLink Inc.	21,831	668
*	Level 3
	Communications Inc.	6,844	332
	Frontier
	Communications Corp.	46,596	252
			15,257
Utilities (6.5%)
	NextEra Energy Inc.	18,372	2,073
	Duke Energy Corp.	27,452	2,039
	Southern Co.	36,251	1,746
	American Electric
	Power Co. Inc.	19,525	1,206
	Exelon Corp.	36,570	1,152
	PG&E Corp.	19,512	1,107
	Dominion Resources Inc.	13,985	978
	PPL Corp.	26,720	935
	Sempra Energy	9,418	909
	Edison International	12,995	886
	Public Service Enterprise
	Group Inc.	20,121	858
	Consolidated Edison Inc.	11,663	816
	Xcel Energy Inc.	20,187	798
	WEC Energy Group Inc.	12,594	710
	Eversource Energy	12,610	685
	DTE Energy Co.	7,142	601
	FirstEnergy Corp.	16,821	563
	Entergy Corp.	7,101	513
	Ameren Corp.	9,645	453
	CMS Energy Corp.	11,027	436
	SCANA Corp.	5,686	370
	CenterPoint Energy Inc.	17,112	319
	Pinnacle West Capital Corp.	4,407	303

12

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
NiSource Inc.	12,717	273
Pepco Holdings Inc.	10,088	264
AES Corp.	26,754	262
AGL Resources Inc.	2,193	142
NRG Energy Inc.	12,480	134
TECO Energy Inc.	4,358	120
		21,651
Total Common Stocks
(Cost $339,660)		332,187
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.475%	36,001	36

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
4 United States
Treasury Bill,
0.431%, 8/4/16	100	100
Total Temporary Cash Investments
(Cost $136)		136
Total Investments (99.9%)
(Cost $339,796)		332,323

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		29
Receivables for Investment Securities Sold		71
Receivables for Accrued Income		1,085
Receivables for Capital Shares Issued		1
Total Other Assets		1,186

Amount
($000)
Liabilities
Payables for Investment
Securities Purchased	(378)
Collateral for Securities on Loan	(36)
Payables to Vanguard	(116)
Other Liabilities	(318)
Total Liabilities	(848)
Net Assets (100%)	332,661

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	346,373
Undistributed Net Investment Income	1,513
Accumulated Net Realized Losses	(7,762)
Unrealized Appreciation (Depreciation)
Investment Securities	(7,473)
Futures Contracts	10
Net Assets	332,661

ETF Shares—Net Assets
Applicable to 3,975,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	323,995
Net Asset Value Per Share—
ETF Shares	$81.51

Institutional Shares—Net Assets
Applicable to 48,484 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,666
Net Asset Value Per Share—
Institutional Shares	$178.73

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $31,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Includes $36,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

13

S&P 500 Value Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	4,353
Securities Lending	8
Total Income	4,361
Expenses
The Vanguard Group—Note B
Investment Advisory Services	28
Management and Administrative—ETF Shares	144
Management and Administrative—Institutional Shares	2
Marketing and Distribution—ETF Shares	10
Marketing and Distribution—Institutional Shares	—
Custodian Fees	13
Shareholders’ Reports—ETF Shares	5
Shareholders’ Reports—Institutional Shares	—
Total Expenses	202
Net Investment Income	4,159
Realized Net Gain (Loss)
Investment Securities Sold	2,315
Futures Contracts	(25)
Realized Net Gain (Loss)	2,290
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(11,326)
Futures Contracts	68
Change in Unrealized Appreciation (Depreciation)	(11,258)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,809)

See accompanying Notes, which are an integral part of the Financial Statements.

14

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,159	6,202
Realized Net Gain (Loss)	2,290	11,788
Change in Unrealized Appreciation (Depreciation)	(11,258)	(26,705)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,809)	(8,715)
Distributions
Net Investment Income
ETF Shares	(3,897)	(5,543)
Institutional Shares	(135)	(92)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,032)	(5,635)
Capital Share Transactions
ETF Shares	58,184	84,010
Institutional Shares	(2,078)	12,094
Net Increase (Decrease) from Capital Share Transactions	56,106	96,104
Total Increase (Decrease)	47,265	81,754
Net Assets
Beginning of Period	285,396	203,642
End of Period[1]	332,661	285,396
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,513,000 and $1,386,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P 500 Value Index Fund

Financial Highlights

ETF Shares

	Six Months					Sept. 7,
	Ended	Year Ended August 31,				2010[1] to
For a Share Outstanding	February 29,					Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$83.75	$88.54	$73.72	$61.42	$53.59	$49.93
Investment Operations
Net Investment Income	1.037	1.932	1.702	1.584	1.329	1.051
Net Realized and Unrealized Gain (Loss)
on Investments	(2.206)	(4.838)	14.824	12.242	7.734	3.454
Total from Investment Operations	(1.169)	(2.906)	16.526	13.826	9.063	4.505
Distributions
Dividends from Net Investment Income	(1.071)	(1.884)	(1.706)	(1.526)	(1.233)	(.845)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.071)	(1.884)	(1.706)	(1.526)	(1.233)	(.845)
Net Asset Value, End of Period	$81.51	$83.75	$88.54	$73.72	$61.42	$53.59

Total Return	-1.42%	-3.41%	22.64%	22.79%	17.16%	8.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$324	$274	$204	$118	$52	$27
Ratio of Total Expenses to
Average Net Assets	0.13%	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.37%	2.31%	2.45%	2.43%	2.25%[2]
Portfolio Turnover Rate [3]	27%	23%	25%	25%	20%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P 500 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months	March 3,
	Ended	2015[1] to
	February 29,	Aug. 31,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$183.75	$199.34
Investment Operations
Net Investment Income	2.318	2.352
Net Realized and Unrealized Gain (Loss) on Investments	(4.840)	(15.830)
Total from Investment Operations	(2.522)	(13.748)
Distributions
Dividends from Net Investment Income	(2.498)	(2.112)
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.498)	(2.112)
Net Asset Value, End of Period	$178.73	$183.75

Total Return	-1.41%	-6.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9	$11
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.79%	2.44%[2]
Portfolio Turnover Rate [3]	27%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

18

S&P 500 Value Index Fund

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

19

S&P 500 Value Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $29,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	330,951	1,236	—
Temporary Cash Investments	36	100	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	330,983	1,336	—
1 Represents variation margin on the last day of the reporting period.

20

S&P 500 Value Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	6	579	10

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $7,324,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $2,787,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $339,796,000. Net unrealized depreciation of investment securities for tax purposes was $7,473,000, consisting of unrealized gains of $17,586,000 on securities that had risen in value since their purchase and $25,059,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $155,639,000 of investment securities and sold $98,327,000 of investment securities, other than temporary cash investments. Purchases and sales include $86,605,000 and $29,448,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

S&P 500 Value Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	95,658	1,150	129,195	1,475
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(37,474)	(450)	(45,185)	(500)
Net Increase (Decrease)—ETF Shares	58,184	700	84,010	975
Institutional Shares[1]
Issued	37	—	12,002	60
Issued in Lieu of Cash Distributions	135	1	92	—[2]
Redeemed	(2,250)	(13)	—	—
Net Increase (Decrease) —Institutional Shares	(2,078)	(12)	12,094	60
1 Inception was March 3, 2015, for Institutional Shares.
2 Represents less than 1,000 shares.

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

22

S&P 500 Growth Index Fund

Fund Profile
As of February 29, 2016

Portfolio Characteristics
			DJ
			U.S.
		S&P 500	Total
		Growth	Market
	Fund	Index FA Index
Number of Stocks	311	310	3,906
Median Market Cap	$87.3B	$87.3B	$50.4B
Price/Earnings Ratio	22.4x	22.4x	20.1x
Price/Book Ratio	4.5x	4.5x	2.5x
Return on Equity	22.1%	21.7%	17.5%
Earnings Growth Rate	10.7%	10.7%	8.4%
Dividend Yield	1.8%	1.8%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	25%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.59%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 18.1%		18.1%	13.6%
Consumer Staples	10.4	10.4	9.4
Energy	1.4	1.4	5.9
Financials	7.6	7.6	17.4
Health Care	17.4	17.4	14.2
Industrials	9.1	9.1	10.7
Information Technology 32.3		32.3	19.7
Materials	2.4	2.4	3.1
Telecommunication
Services	1.0	1.0	2.5
Utilities	0.3	0.3	3.5

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.96
Beta	1.00	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	6.2%
Alphabet Inc.	Internet Software &
	Services	4.8
Microsoft Corp.	Systems Software	4.7
Facebook Inc.	Internet Software &
	Services	2.8
Amazon.com Inc.	Internet Retail	2.5
Home Depot Inc.	Home Improvement
	Retail	1.8
General Electric Co.	Industrial
	Conglomerates	1.8
Walt Disney Co.	Movies &
	Entertainment	1.7
Johnson & Johnson	Pharmaceuticals	1.7
Visa Inc.	Data Processing &
	Outsourced Services	1.6
Top Ten		29.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratio was 0.13%.

23

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 29, 2016

Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		5.35%	13.89%	16.44%
Net Asset Value		5.39	13.89	16.43

See Financial Highlights for dividend and capital gains information.

24

S&P 500 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (18.0%)
*	Amazon.com Inc.	32,966	18,214
	Home Depot Inc.	108,721	13,494
	Walt Disney Co.	130,399	12,456
	Comcast Corp. Class A	131,875	7,613
	Starbucks Corp.	127,444	7,418
	NIKE Inc. Class B	115,717	7,127
	McDonald’s Corp.	51,986	6,092
*	Priceline Group Inc.	4,265	5,396
	Lowe’s Cos. Inc.	78,473	5,299
	Time Warner Cable Inc.	24,300	4,638
	TJX Cos. Inc.	57,458	4,258
*	Netflix Inc.	36,646	3,423
*	O’Reilly Automotive Inc.	8,461	2,203
*	AutoZone Inc.	2,630	2,037
	Ross Stores Inc.	34,737	1,910
	L Brands Inc.	21,854	1,853
*	Dollar Tree Inc.	20,127	1,615
	Delphi Automotive plc	24,081	1,606
	Twenty-First Century
	Fox Inc. Class A	55,317	1,495
*	Chipotle Mexican Grill Inc.
	Class A	2,682	1,366
	Yum! Brands Inc.	18,238	1,322
*	Under Armour Inc. Class A	15,444	1,292
	Expedia Inc.	10,076	1,049
	CBS Corp. Class B	20,457	990
	Dollar General Corp.	13,228	982
*	Mohawk Industries Inc.	5,461	981
	Tractor Supply Co.	11,517	974
	VF Corp.	14,859	967
	Hanesbrands Inc.	33,596	957
	Advance Auto Parts Inc.	6,292	934
	Newell Rubbermaid Inc.	22,942	872
	Omnicom Group Inc.	10,207	794
	DR Horton Inc.	28,141	752
	Marriott International Inc.
	Class A	10,892	742
	Signet Jewelers Ltd.	6,815	739

	Royal Caribbean Cruises Ltd.	9,883	735
	Hasbro Inc.	9,643	732
	Wyndham Worldwide Corp.	9,961	726
	Lennar Corp. Class A	15,367	644
	Cablevision Systems Corp.
	Class A	19,142	623
*	TripAdvisor Inc.	9,689	606
*	Michael Kors Holdings Ltd.	10,379	588
*	Discovery
	Communications Inc.	22,119	545
	Twenty-First Century
	Fox Inc.	17,712	481
	Starwood Hotels & Resorts
	Worldwide Inc.	6,942	480
	Interpublic Group of Cos. Inc. 22,331		478
*	CarMax Inc.	10,069	466
	H&R Block Inc.	13,344	439
	Goodyear Tire & Rubber Co.	10,880	328
	Leggett & Platt Inc.	7,226	323
*	Discovery Communications
	Inc. Class A	12,805	320
	Harman International
	Industries Inc.	3,449	264
	Scripps Networks
	Interactive Inc. Class A	4,279	253
	TEGNA Inc.	9,724	240
	Wynn Resorts Ltd.	2,301	190
			133,321
Consumer Staples (10.4%)
	Altria Group Inc.	168,128	10,352
	Coca-Cola Co.	174,483	7,525
	PepsiCo Inc.	68,691	6,719
	Philip Morris
	International Inc.	73,067	6,651
	Mondelez International Inc.
	Class A	136,697	5,540
	CVS Health Corp.	43,516	4,228
	Reynolds American Inc.	71,059	3,584
	Walgreens Boots
	Alliance Inc.	42,695	3,370

25

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Colgate-Palmolive Co.	41,514	2,725
	Costco Wholesale Corp.	16,547	2,483
	Kimberly-Clark Corp.	17,110	2,229
	Constellation Brands Inc.
	Class A	14,846	2,100
	General Mills Inc.	31,797	1,871
	Estee Lauder Cos. Inc.
	Class A	19,109	1,745
*	Monster Beverage Corp.	12,858	1,614
	Kroger Co.	38,402	1,533
	Dr Pepper Snapple
	Group Inc.	16,190	1,482
	Clorox Co.	11,099	1,403
	Church & Dwight Co. Inc.	11,266	1,023
	Hormel Foods Corp.	23,157	984
	Campbell Soup Co.	15,426	953
	Kellogg Co.	12,253	907
	ConAgra Foods Inc.	21,185	891
	Brown-Forman Corp.
	Class B	8,723	859
	JM Smucker Co.	5,985	764
	Molson Coors Brewing Co.
	Class B	8,548	729
	McCormick & Co. Inc.	6,768	631
	Coca-Cola Enterprises Inc.	12,723	617
	Hershey Co.	6,756	614
	Mead Johnson Nutrition Co.	7,994	590
			76,716
Energy (1.4%)
	Occidental Petroleum Corp.	26,947	1,854
	Pioneer Natural
	Resources Co.	13,848	1,669
	EOG Resources Inc.	24,906	1,612
*	Cameron International Corp.	16,411	1,076
	Anadarko Petroleum Corp.	19,146	727
*	Concho Resources Inc.	7,081	639
	Apache Corp.	13,658	523
	Cimarex Energy Co.	5,257	442
	Devon Energy Corp.	21,855	430
	Tesoro Corp.	4,557	368
	Williams Cos. Inc.	21,526	344
	Cabot Oil & Gas Corp.	16,475	332
*	Newfield Exploration Co.	10,025	273
	California Resources Corp.	2,522	1
			10,290
Financials (7.6%)
	American Tower
	Corporation	36,322	3,349
	Public Storage	12,635	3,152
	Simon Property Group Inc.	16,403	3,112
	Charles Schwab Corp.	102,842	2,576
	Crown Castle
	International Corp.	28,613	2,475
	Intercontinental
	Exchange Inc.	10,188	2,429

	Equity Residential	31,227	2,326
	McGraw Hill Financial Inc.	23,195	2,081
	BlackRock Inc.	6,612	2,063
	AvalonBay
	Communities Inc.	11,749	2,017
	Equinix Inc.	5,864	1,781
	Prologis Inc.	45,091	1,734
	Morgan Stanley	61,056	1,508
	Aon plc	14,561	1,387
	CME Group Inc.	14,844	1,357
	Marsh & McLennan
	Cos. Inc.	23,254	1,327
	Moody’s Corp.	14,761	1,311
	Essex Property Trust Inc.	5,676	1,188
	Welltower Inc.	18,163	1,158
	T. Rowe Price Group Inc.	14,440	998
	Boston Properties Inc.	8,420	961
	Kimco Realty Corp.	35,438	948
	Realty Income Corp.	15,395	901
	XL Group plc Class A	25,604	880
	Weyerhaeuser Co.	33,804	878
	Extra Space Storage Inc.	10,587	870
	General Growth
	Properties Inc.	30,387	836
*	Synchrony Financial	29,964	808
*	Willis Towers Watson plc	7,054	799
	Progressive Corp.	23,120	738
	Ventas Inc.	13,070	728
	Northern Trust Corp.	11,556	686
	Vornado Realty Trust	7,457	644
*	CBRE Group Inc. Class A	24,925	633
	Ameriprise Financial Inc.	7,155	601
*	E*TRADE Financial Corp.	25,165	590
	Federal Realty
	Investment Trust	3,901	578
	Host Hotels & Resorts Inc.	30,824	472
	Macerich Co.	5,408	428
	Cincinnati Financial Corp.	6,717	424
*	Affiliated Managers
	Group Inc.	2,867	398
	Nasdaq Inc.	6,123	388
	SL Green Realty Corp.	3,590	317
	Huntington Bancshares Inc.	33,567	294
	Torchmark Corp.	5,220	267
	Apartment Investment
	& Management Co.	7,227	265
	Iron Mountain Inc.	6,384	188
	Citizens Financial Group Inc.	9,431	181
	Assurant Inc.	2,532	180
			56,210
Health Care (17.3%)
	Johnson & Johnson	116,193	12,225
	Gilead Sciences Inc.	123,574	10,782
*	Allergan plc	33,786	9,802
	Pfizer Inc.	276,091	8,192

26

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Celgene Corp.	67,359	6,792
	Amgen Inc.	44,564	6,341
	UnitedHealth Group Inc.	46,610	5,551
	Bristol-Myers Squibb Co.	85,856	5,317
	Medtronic plc	67,361	5,213
*	Biogen Inc.	19,108	4,957
	AbbVie Inc.	76,882	4,198
	Eli Lilly & Co.	51,888	3,736
	Aetna Inc.	29,961	3,255
	Cigna Corp.	22,129	3,089
	Thermo Fisher Scientific Inc.	22,563	2,915
*	Alexion Pharmaceuticals Inc.	19,329	2,721
	Becton Dickinson and Co.	18,084	2,666
*	Regeneron
	Pharmaceuticals Inc.	6,659	2,557
	Abbott Laboratories	53,727	2,081
*	Boston Scientific Corp.	115,544	1,962
*	Illumina Inc.	12,550	1,885
	Stryker Corp.	16,754	1,673
*	Edwards Lifesciences Corp.	18,493	1,609
	AmerisourceBergen Corp.
	Class A	16,735	1,450
*	Cerner Corp.	26,098	1,333
	CR Bard Inc.	6,339	1,219
	Baxalta Inc.	30,443	1,173
*	Intuitive Surgical Inc.	2,056	1,158
	Humana Inc.	6,004	1,063
	Zoetis Inc.	25,481	1,046
*	Laboratory Corp. of
	America Holdings	8,719	958
*	Vertex Pharmaceuticals Inc.	10,530	900
*	Waters Corp.	7,005	843
*	Henry Schein Inc.	4,898	810
*	Mylan NV	17,649	795
*	HCA Holdings Inc.	11,258	779
	DENTSPLY International Inc.	11,169	681
	St. Jude Medical Inc.	12,360	664
	Perrigo Co. plc	5,251	663
	Zimmer Biomet Holdings Inc.	6,749	653
*	DaVita HealthCare
	Partners Inc.	9,699	640
	Universal Health
	Services Inc. Class B	4,850	535
	PerkinElmer Inc.	9,623	455
	Agilent Technologies Inc.	10,559	394
*	Varian Medical Systems Inc.	4,561	357
*	Endo International plc	6,052	253
	Patterson Cos. Inc.	3,813	166
			128,507
Industrials (9.0%)
	General Electric Co.	446,460	13,010
	Boeing Co.	54,084	6,392
	3M Co.	30,599	4,800
	Honeywell International Inc.	34,358	3,482

	United Parcel Service Inc.
	Class B	32,223	3,111
	Northrop Grumman Corp.	15,680	3,014
	Danaher Corp.	33,751	3,013
	Lockheed Martin Corp.	13,357	2,882
	Southwest Airlines Co.	55,766	2,339
	Union Pacific Corp.	29,166	2,300
	Raytheon Co.	14,514	1,798
	General Dynamics Corp.	11,453	1,561
	Illinois Tool Works Inc.	15,714	1,481
	Roper Technologies Inc.	8,669	1,456
	Stanley Black & Decker Inc.	12,865	1,209
	Equifax Inc.	10,184	1,068
	Waste Management Inc.	18,860	1,053
	Nielsen Holdings plc	20,879	1,051
	Rockwell Collins Inc.	11,275	987
*	Verisk Analytics Inc. Class A	13,371	974
	AMETEK Inc.	20,416	947
*	Stericycle Inc.	7,285	830
	Masco Corp.	28,894	815
	Snap-on Inc.	4,966	718
^	Fastenal Co.	14,893	674
	Cintas Corp.	7,508	631
	Tyco International plc	16,313	574
	Rockwell Automation Inc.	5,434	566
	Allegion plc	8,226	518
	Pentair plc	9,761	466
	Expeditors International
	of Washington Inc.	10,067	461
	Republic Services Inc.
	Class A	9,691	443
	WW Grainger Inc.	2,041	443
	CH Robinson Worldwide Inc.	5,901	412
	JB Hunt Transport
	Services Inc.	4,564	348
	ADT Corp.	8,511	344
	Robert Half International Inc.	6,353	250
	Xylem Inc.	6,333	237
	Dun & Bradstreet Corp.	1,772	170
*	United Rentals Inc.	3,258	168
			66,996
Information Technology (32.3%)
	Apple Inc.	478,020	46,220
	Microsoft Corp.	684,931	34,849
*	Facebook Inc. Class A	194,680	20,815
*	Alphabet Inc. Class A	24,974	17,912
*	Alphabet Inc. Class C	25,473	17,774
	Visa Inc. Class A	166,905	12,082
	MasterCard Inc. Class A	84,901	7,380
	Accenture plc Class A	53,649	5,379
	Oracle Corp.	137,120	5,043
	Intel Corp.	165,145	4,887
	Cisco Systems Inc.	178,147	4,664
*	Broadcom Ltd.	33,224	4,451

27

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	International Business
	Machines Corp.	29,931	3,922
*	Adobe Systems Inc.	42,812	3,645
*	PayPal Holdings Inc.	95,416	3,639
*	salesforce.com inc	53,580	3,630
*	Cognizant Technology
	Solutions Corp. Class A	52,142	2,971
	Texas Instruments Inc.	54,795	2,905
*	eBay Inc.	94,700	2,254
	Intuit Inc.	22,644	2,188
	Automatic Data
	Processing Inc.	23,279	1,972
*	Fiserv Inc.	19,607	1,875
	Applied Materials Inc.	98,631	1,861
*	Electronic Arts Inc.	26,650	1,712
	Analog Devices Inc.	26,798	1,420
	Paychex Inc.	27,550	1,416
	Amphenol Corp. Class A	26,424	1,402
	NVIDIA Corp.	43,834	1,375
	Activision Blizzard Inc.	43,267	1,370
	Hewlett Packard
	Enterprise Co.	86,622	1,149
*	Alliance Data Systems Corp.	5,230	1,099
	Skyworks Solutions Inc.	16,385	1,089
*	Red Hat Inc.	15,685	1,025
	Lam Research Corp.	13,588	996
*	Citrix Systems Inc.	13,203	933
*	Akamai Technologies Inc.	15,248	823
	TE Connectivity Ltd.	13,908	792
	Fidelity National Information
	Services Inc.	13,317	776
	Microchip Technology Inc.	17,429	775
	Juniper Networks Inc.	30,525	754
*	VeriSign Inc.	8,424	712
	Total System Services Inc.	14,531	633
	Xilinx Inc.	13,243	625
*	Autodesk Inc.	12,014	622
	Motorola Solutions Inc.	8,259	607
	Linear Technology Corp.	12,104	528
	SanDisk Corp.	7,201	520
*	Qorvo Inc.	11,082	500
*	Micron Technology Inc.	44,530	473
	KLA-Tencor Corp.	6,958	471
	Harris Corp.	6,005	469
	Western Union Co.	22,520	411
*	F5 Networks Inc.	4,021	387
	FLIR Systems Inc.	5,798	180
	CSRA Inc.	5,103	132
*	Teradata Corp.	4,553	114
			238,608
Materials (2.4%)
	Ecolab Inc.	22,779	2,336
	EI du Pont de
	Nemours & Co.	33,812	2,058
	Sherwin-Williams Co.	6,768	1,831

Monsanto Co.	18,826	1,694
PPG Industries Inc.	14,073	1,358
LyondellBasell Industries
NV Class A	16,701	1,340
Praxair Inc.	11,957	1,217
Vulcan Materials Co.	11,457	1,129
Air Products &
Chemicals Inc.	7,953	1,054
Martin Marietta Materials Inc.	5,683	810
International Flavors &
Fragrances Inc.	6,903	713
Airgas Inc.	3,997	566
Avery Dennison Corp.	7,845	511
Sealed Air Corp.	9,649	441
Ball Corp.	6,179	409
		17,467
Telecommunication Services (1.0%)
Verizon
Communications Inc.	139,981	7,101
* Level 3
Communications Inc.	10,093	490
		7,591
Utilities (0.3%)
Dominion Resources Inc.	20,914	1,463
AGL Resources Inc.	5,556	359
TECO Energy Inc.	10,710	294
		2,116
Total Common Stocks
(Cost $680,195)		737,822
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund, 0.475%	1,754,053	1,754

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.411%, 6/2/16	200	200
Total Temporary Cash Investments
(Cost $1,954)		1,954
Total Investments (100.0%)
(Cost $682,149)		739,776

28

S&P 500 Growth Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	64
Receivables for Investment Securities Sold	115
Receivables for Accrued Income	1,209
Receivables for Capital Shares Issued	1
Total Other Assets	1,389
Liabilities
Payables for Investment
Securities Purchased	(389)
Collateral for Securities on Loan	(136)
Payables to Vanguard	(209)
Other Liabilities	(20)
Total Liabilities	(754)
ETF Shares—Net Assets (100%)
Applicable to 7,575,009 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	740,411
Net Asset Value Per Share—
ETF Shares	$97.74

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	703,240
Undistributed Net Investment Income	1,560
Accumulated Net Realized Losses	(22,014)
Unrealized Appreciation (Depreciation)
Investment Securities	57,627
Futures Contracts	(2)
Net Assets	740,411

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $131,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and -0.1%, respectively, of net assets.
2 Includes $136,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

29

S&P 500 Growth Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	5,553
Interest[1]	2
Total Income	5,555
Expenses
The Vanguard Group—Note B
Investment Advisory Services	58
Management and Administrative	318
Marketing and Distribution	25
Custodian Fees	20
Shareholders’ Reports	12
Total Expenses	433
Net Investment Income	5,122
Realized Net Gain (Loss)
Investment Securities Sold	(16,391)
Futures Contracts	(1)
Realized Net Gain (Loss)	(16,392)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,576
Futures Contracts	35
Change in Unrealized Appreciation (Depreciation)	2,611
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,659)
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,122	7,674
Realized Net Gain (Loss)	(16,392)	13,679
Change in Unrealized Appreciation (Depreciation)	2,611	(8,177)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,659)	13,176
Distributions
Net Investment Income	(5,097)	(6,944)
Realized Capital Gain	—	—
Total Distributions	(5,097)	(6,944)
Capital Share Transactions
Issued	201,268	302,814
Issued in Lieu of Cash Distributions	—	—
Redeemed	(17,551)	(63,511)
Net Increase (Decrease) from Capital Share Transactions	183,717	239,303
Total Increase (Decrease)	169,961	245,535
Net Assets
Beginning of Period	570,450	324,915
End of Period[1]	740,411	570,450
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,560,000 and $1,535,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 7,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$99.21	$96.99	$77.29	$68.43	$58.81	$50.23
Investment Operations
Net Investment Income	.760	1.523	1.257	1.291	1.135	0.797
Net Realized and Unrealized Gain (Loss)
on Investments	(1.409)	2.193	19.715	8.848	9.543	8.414
Total from Investment Operations	(.649)	3.716	20.972	10.139	10.678	9.211
Distributions
Dividends from Net Investment Income	(.821)	(1.496)	(1.272)	(1.279)	(1.058)	(.631)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.821)	(1.496)	(1.272)	(1.279)	(1.058)	(.631)
Net Asset Value, End of Period	$97.74	$99.21	$96.99	$77.29	$68.43	$58.81

Total Return	-0.69%	3.80%	27.33%	15.00%	18.38%	18.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$740	$570	$325	$147	$96	$56
Ratio of Total Expenses to
Average Net Assets	0.13%	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.62%	1.56%	1.81%	1.82%	1.63%[2]
Portfolio Turnover Rate [3]	25%	21%	23%	24%	22%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of February 29, 2016.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

33

S&P 500 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

34

S&P 500 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $64,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	735,968	1,854	—
Temporary Cash Investments	1,754	200	—
Futures Contracts—Liabilities[1]	(19)	—	—
Total	737,703	2,054	—
1 Represents variation margin on the last day of the reporting period.

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	29	2,798	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

35

S&P 500 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $4,555,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $1,104,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $682,149,000.

Net unrealized appreciation of investment securities for tax purposes was $57,627,000, consisting of unrealized gains of $71,063,000 on securities that had risen in value since their purchase and $13,436,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $337,183,000 of investment securities and sold $154,570,000 of investment securities, other than temporary cash investments. Purchases and sales include $196,055,000 and $13,608,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	2,000	3,025
Issued in Lieu of Cash Distributions	—	—
Redeemed	(175)	(625)
Net Increase (Decrease) in Shares Outstanding	1,825	2,400

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

36

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

37

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$985.76	$0.64
Institutional Shares	1,000.00	985.92	0.35
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$993.14	$0.64
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.22	$0.65
Institutional Shares	1,000.00	1,024.52	0.35
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.22	$0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P 500 Value Index Fund, 0.13% for ETF Shares and 0.07% for Institutional Shares; and for the S&P 500 Growth Index
Fund, 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period (182/366).

38

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

39

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

40

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The index is a product of S&P Dow Jones Indices LLC
Direct Investor Account Services > 800-662-2739	(“SPDJI”), and has been licensed for use by Vanguard.
Standard & Poor’s® and S&P® are registered
Institutional Investor Services > 800-523-1036	trademarks of Standard & Poor’s Financial Services LLC
Text Telephone for People	(“S&P”); Dow Jones® is a registered trademark of Dow
Who Are Deaf or Hard of Hearing> 800-749-7273	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18402 042016

Semiannual Report | February 29, 2016

Vanguard S&P Small-Cap 600 Index Funds

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Small-Cap 600 Index Fund.	8
S&P Small-Cap 600 Value Index Fund.	28
S&P Small-Cap 600 Growth Index Fund.	46
About Your Fund’s Expenses.	60
Glossary.	62

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares
Market Price	-5.14%
Net Asset Value	-5.07
Institutional Shares	-5.05
S&P SmallCap 600 Index	-5.03
Small-Cap Core Funds Average	-8.34
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	-4.19%
Net Asset Value	-4.20
Institutional Shares	-4.15
S&P SmallCap 600 Value Index	-4.12
Small-Cap Value Funds Average	-7.13
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	-5.92%
Net Asset Value	-5.91
S&P SmallCap 600 Growth Index	-5.80
Small-Cap Growth Funds Average	-13.61
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market posted negative returns for the six months ended February 29, 2016. Smaller-capitalization stocks continued to underperform large-caps. Within the small-cap arena, growth stocks posted lower returns than their value counterparts.

The adversity facing small-cap stocks was reflected in the performance of the Vanguard S&P Small-Cap 600 Index Funds. Their results ranged from –4.20% for the Value Fund to –5.91% for the Growth Fund. Vanguard S&P Small-Cap 600 Index Fund, which includes both growth and value stocks, returned –5.07%. (All returns cited are for the funds’ ETF Shares, based on net asset value.)

All three funds closely tracked their target small-cap indexes and finished ahead of the average returns of their peers.

Stocks mostly slumped over the fiscal half year

U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resiliency in February, also concerned investors.

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk

The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil.

The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

Market Barometer

	Total Returns
	Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

Falling commodity prices hit energy and materials companies

The Vanguard S&P Small-Cap 600 Index Funds invest in the small-cap segment of the broad U.S. stock market. The Small-Cap 600 Index Fund uses a full-replication strategy, holding all the stocks that are in its index. The Growth and Value Funds track indexes that are subsets of the S&P 600. Value stocks, which are seen as underpriced or temporarily out of favor, didn’t retreat as much as growth stocks, which are generally perceived to have stronger prospects of above-average growth.

A majority of the ten sectors in each of the three indexes recorded negative results. Energy continued to be a major drag on performance, returning –31% or lower for all three funds. Sinking oil and natural gas prices continued to stress the sector.

Falling commodity prices also hurt stocks in the materials sector, including metals and mining, paper and forest, and chemical businesses. Industrial firms also suffered.

One beneficiary of tumbling energy prices has been the utilities sector. Lower energy costs help utility companies’ bottom line, and the three funds’ holdings returned between 20% and 27%.

Meanwhile, worries about a slowdown in consumer spending triggered a retreat among retailers, and returns for the consumer discretionary sector ranged from –8% to –11%.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.15%	0.08%	1.25%
S&P Small-Cap 600 Value Index Fund	0.20	0.08	1.33
S&P Small-Cap 600 Growth Index Fund	0.20	—	1.36

The fund expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year.
For the six months ended February 29, 2016, the annualized expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.13% for ETF
Shares and 0.07% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.18% for ETF Shares and 0.07% for Institutional
Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.18% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value
Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

Financials, the largest sector in all three funds, delivered single-digit negative returns. Banks and other firms making loans remained under pressure as intermediate- and long-term interest rates stayed quite low, reducing lenders’ ability to make money on the spread between what they earn on loans and what they pay on deposits.

Health care stocks floundered, with biotechnology stocks declining on concerns their valuations were overstretched. Pharmaceutical companies also lost ground as the rising cost of drugs became a political issue that raised the possibility of increased government regulation.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Note: Data are for U.S.-based Vanguard funds only.
Source: Vanguard.

Information technology firms were a notable positive contributor, with rising demand for IT services particularly boosting that subsector.

Doing what’s best for clients: That’s how we were built

It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 16, 2016

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares	$100.42	$94.15	$1.248	$0.000
Institutional Shares	201.83	189.15	2.649	0.000
Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares	$94.66	$89.49	$1.237	$0.000
Institutional Shares (Inception: 11/19/2014)	198.02	187.14	2.756	0.000
Vanguard S&P Small-Cap 600 Growth Index
Fund
ETF Shares	$106.99	$99.63	$1.112	$0.000

S&P Small-Cap 600 Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOO	VSMSX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.37%	1.45%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		SmallCap	Market
	Fund	600 Index	FA Index
Number of Stocks	605	601	3,906
Median Market Cap	$1.4B	$1.4B	$50.4B
Price/Earnings Ratio	25.6x	25.4x	20.1x
Price/Book Ratio	1.9x	1.9x	2.5x
Return on Equity	11.2%	11.2%	17.5%
Earnings Growth
Rate	8.7%	8.7%	8.4%
Dividend Yield	1.6%	1.6%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	17%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund 600 Index		Index
Consumer
Discretionary	14.8%	14.8%	13.6%
Consumer Staples	2.8	2.8	9.4
Energy	2.2	2.2	5.9
Financials	23.2	23.5	17.4
Health Care	12.8	12.7	14.2
Industrials	16.9	16.9	10.7
Information
Technology	17.0	17.0	19.7
Materials	4.4	4.4	3.1
Telecommunication
Services	1.2	1.0	2.5
Utilities	4.7	4.7	3.5

Volatility Measures
		DJ
	S&P	U.S. Total
	SmallCap	Market
	600 Index	FA Index
R-Squared	1.00	0.74
Beta	1.00	1.06
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Piedmont Natural Gas
Co. Inc.	Gas Utilities	0.8%
Heartland Payment	Data Processing &
Systems Inc.	Outsourced Services	0.6
ViaSat Inc.	Communications
	Equipment	0.6
ABIOMED Inc.	Health Care
	Equipment	0.5
Take-Two Interactive	Home Entertainment
Software Inc.	Software	0.5
New Jersey Resources
Corp.	Gas Utilities	0.5
Healthcare Realty Trust
Inc.	Health Care REITs	0.5
Southwest Gas Corp.	Gas Utilities	0.5
EMCOR Group Inc.	Construction &
	Engineering	0.5
NorthWestern Corp.	Multi-Utilities	0.5
Top Ten		5.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.13% for ETF Shares and 0.07% for Institutional Shares.

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 29, 2016

Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		-2.08%	11.29%	15.13%
Net Asset Value		-2.05	11.30	15.14
Institutional Shares	4/1/2011	-2.00	—	10.20

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter.

Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (14.8%)
*	Helen of Troy Ltd.	23,000	2,193
	Texas Roadhouse Inc.
	Class A	51,673	2,155
	Lithia Motors Inc. Class A	19,413	1,800
	Monro Muffler Brake Inc.	26,189	1,791
*	G-III Apparel Group Ltd.	32,832	1,732
*	Five Below Inc.	44,679	1,713
*	Steven Madden Ltd.	46,026	1,620
	Wolverine World Wide Inc.	84,103	1,592
*	Pinnacle Entertainment Inc.	49,765	1,439
	Gannett Co. Inc.	94,157	1,437
	Core-Mark Holding Co. Inc.	18,846	1,388
	Papa John’s International
	Inc.	23,631	1,374
	Marriott Vacations
	Worldwide Corp.	22,146	1,341
*	Dorman Products Inc.	25,299	1,279
	DineEquity Inc.	13,733	1,256
*	Gentherm Inc.	29,651	1,236
*	Asbury Automotive Group
	Inc.	20,791	1,214
	Sonic Corp.	40,779	1,198
*	Genesco Inc.	18,092	1,194
	Drew Industries Inc.	19,783	1,191
*	Boyd Gaming Corp.	65,541	1,135
	Children’s Place Inc.	16,642	1,134
	Sturm Ruger & Co. Inc.	15,333	1,078
	Group 1 Automotive Inc.	18,459	1,029
*	Express Inc.	58,962	1,016
	Caleres Inc.	35,684	1,011
*	Popeyes Louisiana Kitchen
	Inc.	18,426	1,004
	La-Z-Boy Inc.	40,995	998
*	Meritage Homes Corp.	30,120	978
*	Tumi Holdings Inc.	46,037	909
	Oxford Industries Inc.	11,929	866
*	TopBuild Corp.	30,802	831

	Cato Corp. Class A	21,381	774
	Scholastic Corp.	21,752	762
	EW Scripps Co. Class A	43,514	751
*	BJ’s Restaurants Inc.	16,919	746
*	iRobot Corp.	23,780	745
*	Red Robin Gourmet Burgers
	Inc.	11,415	743
*	Select Comfort Corp.	41,353	740
^	Buckle Inc.	23,069	734
	Bob Evans Farms Inc.	17,089	733
	Finish Line Inc. Class A	36,827	671
*	Belmond Ltd. Class A	72,514	666
*	Hibbett Sports Inc.	18,708	664
*	Vitamin Shoppe Inc.	23,827	657
	Callaway Golf Co.	73,748	656
*	Universal Electronics Inc.	11,912	633
*	Francesca’s Holdings Corp.	34,192	618
*	Tailored Brands Inc.	39,646	612
	Ethan Allen Interiors Inc.	21,371	610
*	Crocs Inc.	60,117	589
	Rent-A-Center Inc.	43,502	556
*	Motorcar Parts of America
	Inc.	14,988	517
	Ruth’s Hospitality Group Inc.	28,731	505
	Sonic Automotive Inc.
	Class A	26,309	504
	Barnes & Noble Inc.	50,822	493
	Nutrisystem Inc.	23,894	486
	Standard Motor Products Inc.	16,064	484
	World Wrestling
	Entertainment Inc. Class A	27,958	467
*	Regis Corp.	31,395	450
	Outerwall Inc.	14,143	441
	Winnebago Industries Inc.	22,163	415
	Interval Leisure Group Inc.	31,950	414
	Capella Education Co.	8,928	413
	Fred’s Inc. Class A	28,756	411
*	Strayer Education Inc.	8,975	405
	Movado Group Inc.	13,390	391

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Superior Industries
	International Inc.	18,894	373
*	MarineMax Inc.	20,936	371
*	M/I Homes Inc.	20,249	356
*	Scientific Games Corp.
	Class A	41,155	350
*	FTD Cos. Inc.	14,967	348
*	Iconix Brand Group Inc.	39,303	342
*	Barnes & Noble Education
	Inc.	31,984	342
*	Zumiez Inc.	16,328	337
	Haverty Furniture Cos. Inc.	16,519	321
*	Biglari Holdings Inc.	856	316
*	Installed Building Products
	Inc.	13,712	306
	Marcus Corp.	15,387	287
*	Unifi Inc.	12,137	272
	PetMed Express Inc.	16,396	271
*	Ruby Tuesday Inc.	50,849	269
*	Lumber Liquidators Holdings
	Inc.	21,948	249
	Blue Nile Inc.	9,521	248
*	Tuesday Morning Corp.	36,537	246
	Stage Stores Inc.	26,424	222
	Big 5 Sporting Goods Corp.	15,038	206
*	American Public Education
	Inc.	13,347	206
*	Vera Bradley Inc.	11,712	195
	Arctic Cat Inc.	10,745	188
	Kirkland’s Inc.	12,779	183
	Stein Mart Inc.	24,025	178
*	Monarch Casino & Resort
	Inc.	8,821	178
*	Perry Ellis International Inc.	9,603	177
*	Career Education Corp.	55,839	141
	Harte-Hanks Inc.	38,837	120
	Universal Technical Institute
	Inc.	17,597	69
*	VOXX International Corp.
	Class A	16,714	67
*	Sizmek Inc.	15,704	51
			70,373
Consumer Staples (2.8%)
	B&G Foods Inc.	47,477	1,642
^	Sanderson Farms Inc.	16,144	1,473
^	Cal-Maine Foods Inc.	25,398	1,356
	J&J Snack Foods Corp.	12,083	1,339
*	Darling Ingredients Inc.	134,911	1,216
	WD-40 Co.	10,948	1,182
	Universal Corp.	18,627	1,015
	SpartanNash Co.	30,818	846
	Calavo Growers Inc.	12,135	650
*,2	Diamond Foods Inc.	13,746	619
	Andersons Inc.	21,244	570

*	Central Garden & Pet Co.
	Class A	26,666	361
	Inter Parfums Inc.	13,967	353
	Medifast Inc.	7,639	232
*	Seneca Foods Corp. Class A	4,928	164
*	Central Garden & Pet Co.	8,151	114
			13,132
Energy (2.2%)
*	PDC Energy Inc.	32,853	1,646
*	Carrizo Oil & Gas Inc.	44,480	956
	US Silica Holdings Inc.	43,675	838
*	SEACOR Holdings Inc.	13,080	633
*	Synergy Resources Corp.	91,737	573
	Bristow Group Inc.	28,467	433
	Green Plains Inc.	29,273	398
*	Matrix Service Co.	21,615	398
*	Exterran Corp.	28,572	390
*	TETRA Technologies Inc.	65,668	331
	Atwood Oceanics Inc.	47,555	327
^	CARBO Ceramics Inc.	16,035	321
*	Helix Energy Solutions
	Group Inc.	80,738	315
*	Newpark Resources Inc.	68,883	257
*	REX American Resources
	Corp.	4,670	236
	Tesco Corp.	31,630	229
	Archrock Inc.	56,725	226
*	Hornbeck Offshore Services
	Inc.	26,110	224
*	Unit Corp.	41,117	220
	Tidewater Inc.	38,292	220
*	Era Group Inc.	15,704	145
*	Northern Oil and Gas Inc.	42,636	142
*	Geospace Technologies
	Corp.	10,572	118
*	Bill Barrett Corp.	40,598	116
	Gulf Island Fabrication Inc.	11,050	98
*	Contango Oil & Gas Co.	14,569	88
*	Cloud Peak Energy Inc.	48,601	83
*	Gulfmark Offshore Inc.	21,501	77
*	Pioneer Energy Services
	Corp.	54,536	75
*	Stone Energy Corp.	46,818	73
*	Bonanza Creek Energy Inc.	32,763	61
*	Basic Energy Services Inc.	33,148	58
*	Rex Energy Corp.	37,256	22
			10,327
Financials (23.1%)
	Healthcare Realty Trust Inc.	82,375	2,390
	Medical Properties Trust Inc. 194,672		2,252
	ProAssurance Corp.	43,498	2,145
	Education Realty Trust Inc.	49,852	1,977
	Home BancShares Inc.	49,924	1,973
	RLI Corp.	30,894	1,939

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Acadia Realty Trust	56,495	1,867
	United Bankshares Inc.	52,986	1,857
	Kite Realty Group Trust	68,202	1,836
	GEO Group Inc.	60,395	1,754
	MB Financial Inc.	56,727	1,731
	UMB Financial Corp.	34,320	1,685
	Wintrust Financial Corp.	39,627	1,684
	Interactive Brokers Group
	Inc.	47,354	1,618
	CoreSite Realty Corp.	25,044	1,614
	Selective Insurance Group
	Inc.	46,871	1,574
	Evercore Partners Inc.
	Class A	32,308	1,508
	Retail Opportunity
	Investments Corp.	81,299	1,494
	Glacier Bancorp Inc.	62,189	1,481
	DiamondRock Hospitality
	Co.	164,309	1,462
	PS Business Parks Inc.	15,899	1,460
	Cousins Properties Inc.	166,924	1,446
	EastGroup Properties Inc.	26,323	1,428
^	First Financial Bankshares
	Inc.	53,931	1,424
	Sterling Bancorp	97,699	1,408
	Columbia Banking System
	Inc.	47,254	1,362
	Lexington Realty Trust	173,361	1,342
	Pinnacle Financial Partners
	Inc.	28,756	1,333
	Community Bank System
	Inc.	35,590	1,318
	LTC Properties Inc.	29,116	1,294
	National Penn Bancshares
	Inc.	114,839	1,278
	CVB Financial Corp.	80,981	1,258
	Chesapeake Lodging Trust	48,846	1,241
*	Texas Capital Bancshares
	Inc.	37,535	1,214
	American Assets Trust Inc.	32,307	1,198
	Astoria Financial Corp.	74,306	1,106
	Pennsylvania REIT	56,742	1,087
	First Midwest Bancorp Inc.	63,880	1,067
	Sabra Health Care REIT Inc.	53,199	1,059
	Northwest Bancshares Inc.	83,422	1,050
	Old National Bancorp	93,907	1,048
	Financial Engines Inc.	42,265	1,031
	Horace Mann Educators
	Corp.	33,375	1,028
*	PRA Group Inc.	39,546	965
	First Cash Financial Services
	Inc.	22,705	957
	Simmons First National Corp.
	Class A	23,087	951
^	Westamerica Bancorporation	20,944	942

	Independent Bank Corp.	21,529	930
	BBCN Bancorp Inc.	64,937	929
	NBT Bancorp Inc.	35,340	912
	American Equity Investment
	Life Holding Co.	66,585	906
	Provident Financial Services
	Inc.	48,048	893
	Parkway Properties Inc.	66,564	891
*	BofI Holding Inc.	46,894	869
	Government Properties
	Income Trust	58,111	862
	Talmer Bancorp Inc. Class A	51,306	862
	First Financial Bancorp	50,350	844
	United Community Banks
	Inc.	47,503	822
	AMERISAFE Inc.	15,605	804
*	Green Dot Corp. Class A	38,551	796
	Inland Real Estate Corp.	73,949	784
	Summit Hotel Properties Inc.	70,977	767
	Capstead Mortgage Corp.	78,446	762
	Employers Holdings Inc.	26,289	730
*	Navigators Group Inc.	8,960	726
	Boston Private Financial
	Holdings Inc.	68,482	723
	S&T Bancorp Inc.	28,482	718
	HFF Inc. Class A	28,188	706
	Cash America International
	Inc.	20,831	702
	United Fire Group Inc.	17,264	696
	Franklin Street Properties
	Corp.	73,017	694
	Infinity Property & Casualty
	Corp.	9,212	689
	Banner Corp.	16,673	662
	LegacyTexas Financial
	Group Inc.	35,917	638
	Safety Insurance Group Inc.	11,517	637
	First Commonwealth
	Financial Corp.	73,039	627
	Stewart Information
	Services Corp.	18,256	616
	Brookline Bancorp Inc.	57,608	605
	PrivateBancorp Inc.	17,419	599
	Agree Realty Corp.	15,792	585
	Wilshire Bancorp Inc.	57,646	567
	Ameris Bancorp	21,000	567
	Tompkins Financial Corp.	10,017	566
	City Holding Co.	12,499	551
	Hanmi Financial Corp.	26,095	544
*	Piper Jaffray Cos.	12,390	525
	Universal Health Realty
	Income Trust	10,073	522
	Oritani Financial Corp.	30,776	521
	Four Corners Property Trust
	Inc.	31,586	518

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
^	Universal Insurance Holdings
	Inc.	26,529	518
	Greenhill & Co. Inc.	22,320	515
*	LendingTree Inc.	5,805	513
	Central Pacific Financial Corp.	25,683	512
*	Walker & Dunlop Inc.	21,989	508
	Cardinal Financial Corp.	26,359	508
	Virtus Investment Partners
	Inc.	5,527	507
	Investment Technology
	Group Inc.	27,491	504
	Northfield Bancorp Inc.	32,002	503
	Saul Centers Inc.	9,373	459
	Southside Bancshares Inc.	19,287	452
	TrustCo Bank Corp. NY	78,011	450
	CareTrust REIT Inc.	39,513	450
*	Encore Capital Group Inc.	19,330	449
	RE/MAX Holdings Inc.
	Class A	13,808	443
	Urstadt Biddle Properties Inc.
	Class A	21,814	431
	Dime Community
	Bancshares Inc.	25,105	428
	Cedar Realty Trust Inc.	61,432	420
	Getty Realty Corp.	21,474	391
*	INTL. FCStone Inc.	12,662	323
*	First NBC Bank Holding Co.	12,846	303
	United Insurance Holdings
	Corp.	14,486	283
*	Forestar Group Inc.	27,349	267
	HCI Group Inc.	7,433	261
	Bank Mutual Corp.	34,343	257
*	First BanCorp	94,775	254
*,^	World Acceptance Corp.	6,875	253
	OFG Bancorp	36,134	210
*	eHealth Inc.	13,862	140
*	Enova International Inc.	21,984	127
*	EZCORP Inc. Class A	42,511	123
	Calamos Asset Management
	Inc. Class A	13,841	117
			109,882
Health Care (12.8%)
*	ABIOMED Inc.	31,942	2,556
*	Prestige Brands Holdings
	Inc.	43,174	2,111
	Cantel Medical Corp.	29,299	1,864
*	Medicines Co.	56,868	1,829
	Chemed Corp.	13,817	1,775
*	Impax Laboratories Inc.	54,270	1,774
*	NuVasive Inc.	40,214	1,681
*	Medidata Solutions Inc.	45,374	1,565
*	Neogen Corp.	30,544	1,504
*	Integra LifeSciences
	Holdings Corp.	23,611	1,449
*	Masimo Corp.	37,045	1,402

*	Ligand Pharmaceuticals Inc.	14,842	1,370
*	Haemonetics Corp.	41,518	1,332
*	Magellan Health Inc.	20,943	1,319
*	Nektar Therapeutics	109,271	1,221
*	Acorda Therapeutics Inc.	35,323	1,155
*	AMN Healthcare Services
	Inc.	38,957	1,108
*	ICU Medical Inc.	11,787	1,083
*	Air Methods Corp.	29,309	1,065
*	Cambrex Corp.	25,860	997
*	Natus Medical Inc.	27,086	984
*	ExamWorks Group Inc.	32,566	948
*	HMS Holdings Corp.	70,303	926
*	Affymetrix Inc.	65,267	916
*	Surgical Care Affiliates Inc.	22,086	895
*	Amedisys Inc.	23,116	849
	Select Medical Holdings
	Corp.	85,855	840
*	Emergent BioSolutions Inc.	24,799	839
	CONMED Corp.	21,055	837
	Ensign Group Inc.	39,001	800
*	Omnicell Inc.	28,945	792
*	Greatbatch Inc.	20,489	774
	Analogic Corp.	10,161	762
*	Cynosure Inc. Class A	18,605	757
*	Depomed Inc.	49,404	755
	Kindred Healthcare Inc.	68,673	722
*	Repligen Corp.	27,018	695
	Meridian Bioscience Inc.	34,122	688
	Abaxis Inc.	17,465	685
*	Merit Medical Systems Inc.	36,288	683
*	MiMedx Group Inc.	81,314	669
*	Zeltiq Aesthetics Inc.	26,212	604
*	HealthEquity Inc.	28,684	597
*	Luminex Corp.	31,487	588
*	PharMerica Corp.	24,920	576
*,^	Lannett Co. Inc.	22,775	573
	Quality Systems Inc.	36,508	568
*	Adeptus Health Inc. Class A	9,826	559
*	Anika Therapeutics Inc.	11,995	541
	Aceto Corp.	24,059	516
	US Physical Therapy Inc.	10,154	515
*	Providence Service Corp.	10,325	490
*	AMAG Pharmaceuticals Inc.	18,439	485
	Computer Programs &
	Systems Inc.	8,541	484
*	Momenta Pharmaceuticals
	Inc.	51,519	433
*	Vascular Solutions Inc.	14,261	429
*	HealthStream Inc.	20,019	414
	Phibro Animal Health Corp.
	Class A	14,872	411
*	Inogen Inc.	11,669	399
*	LHC Group Inc.	10,628	379

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Supernus Pharmaceuticals
	Inc.	27,898	350
*	CorVel Corp.	8,366	347
*	Cross Country Healthcare
	Inc.	26,568	330
*	Albany Molecular Research
	Inc.	21,954	324
*	Enanta Pharmaceuticals Inc.	10,769	306
	Invacare Corp.	24,272	294
*	Sagent Pharmaceuticals Inc.	19,703	279
*	Healthways Inc.	25,757	271
*	Almost Family Inc.	6,762	255
*	AngioDynamics Inc.	21,661	235
	Landauer Inc.	7,806	227
	CryoLife Inc.	20,897	224
*	Spectrum Pharmaceuticals
	Inc.	48,972	221
*	ANI Pharmaceuticals Inc.	6,250	207
*	SurModics Inc.	10,703	200
*	Hanger Inc.	13,859	34
			60,641
Industrials (16.8%)
	EMCOR Group Inc.	51,340	2,355
	Healthcare Services Group
	Inc.	58,906	2,090
	EnerSys	36,359	1,867
	Allegiant Travel Co. Class A	10,757	1,763
*	Hawaiian Holdings Inc.	38,765	1,668
*	Dycom Industries Inc.	26,586	1,515
	Barnes Group Inc.	42,241	1,449
	Hillenbrand Inc.	51,439	1,446
	ABM Industries Inc.	45,982	1,444
	Matson Inc.	35,603	1,427
*	WageWorks Inc.	29,419	1,417
	Tetra Tech Inc.	48,314	1,330
	UniFirst Corp.	12,486	1,316
*	On Assignment Inc.	38,895	1,284
	Matthews International Corp.
	Class A	26,915	1,275
	Universal Forest Products
	Inc.	16,501	1,266
	John Bean Technologies
	Corp.	23,865	1,255
	Applied Industrial
	Technologies Inc.	32,191	1,239
	Mueller Industries Inc.	46,804	1,227
	Knight Transportation Inc.	50,339	1,220
	Korn/Ferry International	41,934	1,192
	Watts Water Technologies
	Inc. Class A	23,051	1,189
*	Moog Inc. Class A	27,293	1,178
	Brink’s Co.	40,043	1,171
	Actuant Corp. Class A	48,900	1,145
	Simpson Manufacturing Co.
	Inc.	33,610	1,141

*	Trex Co. Inc.	25,265	1,088
	G&K Services Inc. Class A	16,405	1,088
*	Hub Group Inc. Class A	29,254	1,080
	AZZ Inc.	21,141	1,068
	Mobile Mini Inc.	36,721	1,055
	Forward Air Corp.	25,288	1,030
	Brady Corp. Class A	38,420	1,004
	Exponent Inc.	21,112	986
	Kaman Corp.	22,226	977
	Apogee Enterprises Inc.	23,758	949
	Franklin Electric Co. Inc.	31,418	938
	EnPro Industries Inc.	17,957	932
	Heartland Express Inc.	49,347	908
	Essendant Inc.	30,535	900
	Albany International Corp.	23,522	861
	Interface Inc. Class A	53,773	855
	Comfort Systems USA Inc.	30,465	855
*	TASER International Inc.	43,924	851
	AAON Inc.	33,223	824
*	Aerojet Rocketdyne
	Holdings Inc.	52,442	814
*	TrueBlue Inc.	34,311	787
	Briggs & Stratton Corp.	36,186	770
*	American Woodmark Corp.	11,191	764
	ESCO Technologies Inc.	21,129	754
	SkyWest Inc.	41,627	751
	Standex International Corp.	10,452	736
*	Atlas Air Worldwide
	Holdings Inc.	20,152	730
	Tennant Co.	14,580	679
^	Lindsay Corp.	9,265	671
	Astec Industries Inc.	15,393	668
	US Ecology Inc.	17,722	656
	Insperity Inc.	13,393	636
*	SPX FLOW Inc.	33,672	631
	Cubic Corp.	17,899	629
	Encore Wire Corp.	16,983	614
	Federal Signal Corp.	50,844	603
*	Gibraltar Industries Inc.	24,136	596
*	Navigant Consulting Inc.	39,093	593
	AAR Corp.	27,012	575
	CIRCOR International Inc.	13,523	542
	Greenbrier Cos. Inc.	21,242	541
*	Aegion Corp. Class A	29,698	538
*	Echo Global Logistics Inc.	21,026	536
*	Saia Inc.	20,359	534
*	Chart Industries Inc.	24,992	504
	Quanex Building Products
	Corp.	27,816	479
	Viad Corp.	16,409	465
	Griffon Corp.	31,138	463
	Resources Connection Inc.	30,539	424
*	Aerovironment Inc.	17,001	423
	Kelly Services Inc. Class A	24,439	421
*	Lydall Inc.	14,008	405

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	SPX Corp.	33,411	394
*	PGT Inc.	39,787	393
	ArcBest Corp.	20,059	393
*	MYR Group Inc.	16,913	379
	General Cable Corp.	39,753	341
	Heidrick & Struggles
	International Inc.	14,106	331
	National Presto Industries
	Inc.	3,991	325
	Marten Transport Ltd.	19,613	322
*	Roadrunner Transportation
	Systems Inc.	24,816	289
	Harsco Corp.	65,140	247
*	Veritiv Corp.	6,695	214
*	Engility Holdings Inc.	14,250	207
	Celadon Group Inc.	23,029	207
	Powell Industries Inc.	7,102	188
	Titan International Inc.	36,152	183
*	DXP Enterprises Inc.	10,364	141
	American Science &
	Engineering Inc.	5,804	138
*	Vicor Corp.	13,651	113
*	Orion Marine Group Inc.	22,816	82
	CDI Corp.	11,485	56
*	Republic Airways Holdings
	Inc.	16,799	11
			80,004
Information Technology (17.0%)
	Heartland Payment Systems
	Inc.	30,086	2,814
*	ViaSat Inc.	36,437	2,660
*	Take-Two Interactive
	Software Inc.	69,264	2,493
	Blackbaud Inc.	37,724	2,133
	Littelfuse Inc.	18,252	2,074
*	CACI International Inc.
	Class A	19,844	1,917
*	Cirrus Logic Inc.	52,157	1,837
	Monolithic Power Systems
	Inc.	29,777	1,759
*	Coherent Inc.	19,821	1,677
*	Electronics For Imaging Inc.	38,985	1,544
*	Rovi Corp.	67,646	1,541
*	Stamps.com Inc.	12,232	1,450
	MKS Instruments Inc.	43,532	1,432
*	Cray Inc.	33,227	1,409
*	Sanmina Corp.	64,175	1,322
*	ExlService Holdings Inc.	26,981	1,271
*	Rambus Inc.	95,438	1,244
*	Viavi Solutions Inc.	190,012	1,241
*	Cardtronics Inc.	36,792	1,241
*	Itron Inc.	31,036	1,236
*	MicroStrategy Inc. Class A	7,641	1,229
	Tessera Technologies Inc.	39,325	1,159
	Power Integrations Inc.	23,301	1,068

*	LogMeIn Inc.	20,471	1,042
*	Progress Software Corp.	41,025	1,035
*	NETGEAR Inc.	25,844	1,021
	CSG Systems International
	Inc.	26,805	1,018
*	Semtech Corp.	52,994	1,015
*	Advanced Energy Industries
	Inc.	33,667	1,004
*	Plexus Corp.	27,412	998
*	Anixter International Inc.	23,156	992
*	Sykes Enterprises Inc.	31,926	973
*	Super Micro Computer Inc.	29,869	970
*	II-VI Inc.	42,934	942
*	Lumentum Holdings Inc.	38,533	926
*	Synchronoss Technologies
	Inc.	32,448	909
*	OSI Systems Inc.	15,001	906
	Methode Electronics Inc.	31,427	898
*	Benchmark Electronics Inc.	41,252	893
*	QLogic Corp.	68,484	883
*	Bottomline Technologies
	de Inc.	31,121	878
	NIC Inc.	49,823	876
*	ScanSource Inc.	21,935	820
^	Ebix Inc.	21,584	799
*	Insight Enterprises Inc.	30,352	792
*	Rogers Corp.	14,709	786
*	Virtusa Corp.	22,163	785
	Badger Meter Inc.	11,887	781
	Monotype Imaging
	Holdings Inc.	32,617	774
	ADTRAN Inc.	40,540	758
*	Cabot Microelectronics Corp.	19,674	757
*	Newport Corp.	31,606	720
*	Fabrinet	24,923	712
*	Ruckus Wireless Inc.	72,780	704
	MTS Systems Corp.	12,182	669
*	Kulicke & Soffa Industries
	Inc.	58,059	656
*	Veeco Instruments Inc.	33,631	624
*	Diodes Inc.	31,935	611
	ManTech International Corp.
	Class A	19,885	579
*	Ixia	49,844	569
*	CalAmp Corp.	29,854	546
	Brooks Automation Inc.	55,258	539
*	Perficient Inc.	28,974	523
*	Rofin-Sinar Technologies Inc.	23,180	518
*	FARO Technologies Inc.	14,168	454
*	Mercury Systems Inc.	27,038	442
*	Ultratech Inc.	21,512	436
*	Interactive Intelligence
	Group Inc.	14,141	423
	CTS Corp.	26,557	384
	TeleTech Holdings Inc.	13,425	372

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Epiq Systems Inc.	26,373	361
*	ePlus Inc.	4,797	360
*	TTM Technologies Inc.	52,936	347
*	VASCO Data Security
	International Inc.	24,463	336
*	DTS Inc.	14,184	336
*	CEVA Inc.	16,809	330
*	Rudolph Technologies Inc.	25,397	329
*	XO Group Inc.	19,469	278
*	Nanometrics Inc.	19,745	274
	Comtech
	Telecommunications Corp.	13,187	271
*	DHI Group Inc.	34,763	270
	Checkpoint Systems Inc.	34,253	257
	Forrester Research Inc.	8,077	251
*	Tangoe Inc.	30,676	248
	Park Electrochemical Corp.	16,736	238
	Cohu Inc.	20,505	234
	Daktronics Inc.	31,513	223
*	Monster Worldwide Inc.	74,147	221
*	Exar Corp.	39,719	212
*	Harmonic Inc.	62,039	208
*	Blucora Inc.	33,649	207
*	LivePerson Inc.	40,198	206
*	Digi International Inc.	20,728	176
	Black Box Corp.	12,388	164
*	Electro Scientific Industries
	Inc.	22,235	159
*	DSP Group Inc.	17,422	150
*	Agilysys Inc.	12,319	129
*	Ciber Inc.	57,667	115
	Bel Fuse Inc. Class B	7,262	108
*	Kopin Corp.	51,506	98
*	Liquidity Services Inc.	19,966	93
*	QuinStreet Inc.	28,557	85
			80,737
Materials (4.4%)
	Balchem Corp.	25,828	1,634
	HB Fuller Co.	41,316	1,590
	Kaiser Aluminum Corp.	14,541	1,114
*	Headwaters Inc.	60,608	1,068
	Innospec Inc.	19,655	853
	Quaker Chemical Corp.	10,870	846
*	Stillwater Mining Co.	99,168	832
	Neenah Paper Inc.	13,683	829
	Chemours Co.	148,467	762
	Schweitzer-Mauduit
	International Inc.	24,859	751
	Stepan Co.	14,953	743
	KapStone Paper and
	Packaging Corp.	70,175	719
	PH Glatfelter Co.	35,450	651
	Calgon Carbon Corp.	42,259	593
	A Schulman Inc.	23,894	590
*	Clearwater Paper Corp.	14,502	590

*	US Concrete Inc.	10,905	586
*	Boise Cascade Co.	31,622	529
	Deltic Timber Corp.	8,949	507
	Innophos Holdings Inc.	15,828	459
*	Kraton Performance
	Polymers Inc.	24,891	427
	Materion Corp.	16,309	425
*,^	AK Steel Holding Corp.	146,094	418
*	Flotek Industries Inc.	43,888	320
	Haynes International Inc.	10,222	315
*	Koppers Holdings Inc.	16,719	293
*	Century Aluminum Co.	40,306	288
	Tredegar Corp.	20,334	279
	American Vanguard Corp.	21,118	266
	Rayonier Advanced
	Materials Inc.	34,978	261
	Hawkins Inc.	7,832	250
	SunCoke Energy Inc.	52,327	248
	FutureFuel Corp.	18,748	240
	TimkenSteel Corp.	30,967	239
	Myers Industries Inc.	18,326	220
*	LSB Industries Inc.	15,878	93
	Olympic Steel Inc.	7,263	78
*	Intrepid Potash Inc.	45,196	45
			20,951
Other (0.0%)[3]
*	Gerber Scientific Inc. CVR	4,758	—

Telecommunication Services (1.2%)
	Cogent Communications
	Holdings Inc.	26,326	966
	Consolidated
	Communications Holdings
	Inc.	41,250	965
*	8x8 Inc.	72,934	848
	Atlantic Tele-Network Inc.	8,823	635
*	Cincinnati Bell Inc.	171,579	593
*	General Communication Inc.
	Class A	24,346	465
*	Iridium Communications Inc.	65,779	456
	Spok Holdings Inc.	17,308	307
*	Lumos Networks Corp.	18,623	229
			5,464
Utilities (4.7%)
	Piedmont Natural Gas Co.
	Inc.	64,953	3,859
	New Jersey Resources
	Corp.	70,225	2,431
	Southwest Gas Corp.	38,777	2,365
	NorthWestern Corp.	39,426	2,341
	Laclede Group Inc.	35,483	2,325
	ALLETE Inc.	37,444	1,985
	Avista Corp.	50,999	1,928
	South Jersey Industries Inc.	56,442	1,436

S&P Small-Cap 600 Index Fund

		Market
		Value•
	Shares	($000)
El Paso Electric Co.	33,090	1,352
American States Water Co.	30,063	1,275
Northwest Natural Gas Co.	22,422	1,119
		22,416
Total Common Stocks (Cost $514,003)		473,927
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.8%)
[4,5] Vanguard Market
Liquidity Fund, 0.475%	3,720,023	3,720

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[6,7] Federal Home Loan
Bank Discount Notes,
0.572%, 6/22/16	200	200
Total Temporary Cash Investments
(Cost $3,920)		3,920
Total Investments (100.6%)
(Cost $517,923)		477,847

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	42
Receivables for Investment Securities Sold	3,054
Receivables for Accrued Income	619
Receivables for Capital Shares Issued	105
Other Assets	2
Total Other Assets	3,822
Liabilities
Payables for Investment Securities
Purchased	(3,091)
Collateral for Securities on Loan	(3,132)
Payables for Capital Shares Redeemed	(64)
Payables to Vanguard	(127)
Other Liabilities	(212)
Total Liabilities	(6,626)
Net Assets (100%)	475,043

S&P Small-Cap 600 Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	524,096
Undistributed Net Investment Income	695
Accumulated Net Realized Losses	(9,664)
Unrealized Appreciation (Depreciation)
Investment Securities	(40,076)
Futures Contracts	(8)
Net Assets	475,043

ETF Shares—Net Assets
Applicable to 2,375,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	223,601
Net Asset Value Per Share—
ETF Shares	$94.15

Institutional Shares—Net Assets
Applicable to 1,329,346 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	251,442
Net Asset Value Per Share—
Institutional Shares	$189.15

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,079,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.2% and 0.4%, respectively, of net assets.
2 The shares and market value of Diamond Foods Inc. (“Diamond”) are adjusted by 7,901 shares and $200,000 to account for the sale on
February 29, 2016, of shares of Snyder’s-Lance Inc. (“Snyder’s”) to be received as a result of Snyder’s acquisition of Diamond. The Snyder’s shares were sold because Snyder’s is not part of the benchmark index. The sale was settled on March 4, 2016, after receipt of the Snyder’s shares. The market value includes the residual cash entitlement of $12.50 per share of Diamond.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $3,132,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	3,588
Interest[1]	5
Securities Lending	69
Total Income	3,662
Expenses
The Vanguard Group—Note B
Investment Advisory Services	43
Management and Administrative—ETF Shares	79
Management and Administrative—Institutional Shares	26
Marketing and Distribution—ETF Shares	8
Marketing and Distribution—Institutional Shares	4
Custodian Fees	63
Shareholders’ Reports—ETF Shares	6
Shareholders’ Reports—Institutional Shares	2
Total Expenses	231
Net Investment Income	3,431
Realized Net Gain (Loss)
Investment Securities Sold	9,997
Futures Contracts	(154)
Realized Net Gain (Loss)	9,843
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(38,137)
Futures Contracts	62
Change in Unrealized Appreciation (Depreciation)	(38,075)
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,801)
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,431	5,254
Realized Net Gain (Loss)	9,843	50,689
Change in Unrealized Appreciation (Depreciation)	(38,075)	(52,901)
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,801)	3,042
Distributions
Net Investment Income
ETF Shares	(2,746)	(1,964)
Institutional Shares	(3,398)	(2,125)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(6,144)	(4,089)
Capital Share Transactions
ETF Shares	32,366	41,744
Institutional Shares	29,934	59,230
Net Increase (Decrease) from Capital Share Transactions	62,300	100,974
Total Increase (Decrease)	31,355	99,927
Net Assets
Beginning of Period	443,688	343,761
End of Period[1]	475,043	443,688
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $695,000 and $3,408,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 7,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$100.42	$99.81	$84.98	$68.12	$58.84	$49.81
Investment Operations
Net Investment Income	.638	1.204	.976	1.024	.745	.605
Net Realized and Unrealized Gain (Loss)
on Investments	(5.660)	.497	14.697	16.854	9.012	8.785
Total from Investment Operations	(5.022)	1.701	15.673	17.878	9.757	9.390
Distributions
Dividends from Net Investment Income	(1.248)	(1.091)	(.843)	(1.018)	(.477)	(.360)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.248)	(1.091)	(.843)	(1.018)	(.477)	(.360)
Net Asset Value, End of Period	$94.15	$100.42	$99.81	$84.98	$68.12	$58.84

Total Return	-5.07%	1.69%	18.47%	26.57%	16.66%	18.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$224	$206	$165	$85	$34	$12
Ratio of Total Expenses to
Average Net Assets	0.13%	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.55%	1.27%	1.10%	1.48%	1.28%	0.96%[2]
Portfolio Turnover Rate [3]	17%	11%	16%	12%	12%	42%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares
Six Months						April 1,
	Ended					2011[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$201.83	$200.56	$170.71	$136.79	$118.12	$132.94
Investment Operations
Net Investment Income	1.334	2.545	2.049	2.131	1.558	.290
Net Realized and Unrealized Gain (Loss)
on Investments	(11.365)	1.019	29.565	33.883	18.126	(15.110)
Total from Investment Operations	(10.031)	3.564	31.614	36.014	19.684	(14.820)
Distributions
Dividends from Net Investment Income	(2.649)	(2.294)	(1.764)	(2.094)	(1.014)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.649)	(2.294)	(1.764)	(2.094)	(1.014)	—
Net Asset Value, End of Period	$189.15	$201.83	$200.56	$170.71	$136.79	$118.12

Total Return	-5.05%	1.77%	18.57%	26.65%	16.75%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$251	$238	$179	$152	$101	$73
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.34%	1.17%	1.55%	1.35%	1.03%[2]
Portfolio Turnover Rate [3]	17%	11%	16%	12%	12%	42%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Small-Cap 600 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $42,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	473,927	—	—
Temporary Cash Investments	3,720	200	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(11)	—	—
Total	477,638	200	—
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2016	18	1,857	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $11,408,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $7,914,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $517,923,000. Net unrealized depreciation of investment securities for tax purposes was $40,076,000, consisting of unrealized gains of $35,074,000 on securities that had risen in value since their purchase and $75,150,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $143,277,000 of investment securities and sold $82,263,000 of investment securities, other than temporary cash investments. Purchases and sales include $69,939,000 and $42,325,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Small-Cap 600 Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	82,675	825	286,089	2,750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(50,309)	(500)	(244,345)	(2,350)
Net Increase (Decrease)—ETF Shares	32,366	325	41,744	400
Institutional Shares
Issued	44,080	223	95,360	461
Issued in Lieu of Cash Distributions	1,960	10	2,125	10
Redeemed	(16,106)	(82)	(38,255)	(186)
Net Increase (Decrease)—Institutional Shares	29,934	151	59,230	285

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOV	VSMVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.66%	1.79%

Portfolio Characteristics
		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	FA Index
Number of Stocks	456	451	3,906
Median Market Cap	$1.2B	$1.2B	$50.4B
Price/Earnings Ratio	23.9x	23.7x	20.1x
Price/Book Ratio	1.5x	1.5x	2.5x
Return on Equity	9.7%	9.7%	17.5%
Earnings Growth
Rate	4.0%	4.0%	8.4%
Dividend Yield	1.9%	1.9%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	42%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Consumer
Discretionary	16.7%	16.6%	13.6%
Consumer Staples	3.1	3.1	9.4
Energy	3.1	3.1	5.9
Financials	21.8	21.9	17.4
Health Care	5.6	5.5	14.2
Industrials	18.6	18.7	10.7
Information
Technology	16.1	16.1	19.7
Materials	6.1	6.2	3.1
Telecommunication
Services	1.1	0.9	2.5
Utilities	7.8	7.9	3.5

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Value	Market
	Index	FA Index
R-Squared	1.00	0.74
Beta	1.00	1.07
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
New Jersey Resources
Corp.	Gas Utilities	1.1%
Southwest Gas Corp.	Gas Utilities	1.0
EMCOR Group Inc.	Construction &
	Engineering	1.0
NorthWestern Corp.	Multi-Utilities	1.0
Laclede Group Inc.	Gas Utilities	1.0
ALLETE Inc.	Electric Utilities	0.9
Avista Corp.	Multi-Utilities	0.8
CACI International Inc.	IT Consulting &
	Other Services	0.8
EnerSys	Electrical
	Components &
	Equipment	0.8
Kite Realty Group Trust	Retail REITs	0.8
Top Ten		9.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 14, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.18% for ETF Shares and 0.07% for Institutional Shares.

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 29, 2016

Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		-6.90%	10.13%	13.87%
Net Asset Value		-6.84	10.16	13.88
Institutional Shares	11/19/2014	-6.72	—	-2.75

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (16.7%)
	Wolverine World Wide Inc.	41,981	795
	Gannett Co. Inc.	46,937	716
	Marriott Vacations
	Worldwide Corp.	11,027	668
*	Genesco Inc.	9,013	595
	Children’s Place Inc.	8,288	565
	Group 1 Automotive Inc.	9,184	512
	Caleres Inc.	17,835	505
*	Express Inc.	29,333	505
*	Five Below Inc.	13,126	503
*	Steven Madden Ltd.	11,489	404
	Cato Corp. Class A	10,672	386
	Scholastic Corp.	10,850	380
	DineEquity Inc.	4,037	369
	Bob Evans Farms Inc.	8,515	365
^	Buckle Inc.	11,485	365
	Finish Line Inc. Class A	18,306	334
*	Hibbett Sports Inc.	9,295	330
*	Vitamin Shoppe Inc.	11,881	328
*	Asbury Automotive Group
	Inc.	5,592	327
	Core-Mark Holding Co. Inc.	4,326	319
*	Tailored Brands Inc.	19,725	305
	Ethan Allen Interiors Inc.	10,663	304
*	G-III Apparel Group Ltd.	5,721	302
*	Crocs Inc.	30,043	294
	Texas Roadhouse Inc.
	Class A	6,694	279
	Rent-A-Center Inc.	21,645	276
	La-Z-Boy Inc.	10,438	254
*	Belmond Ltd. Class A	27,425	252
	Sonic Automotive Inc.
	Class A	13,095	251
	Barnes & Noble Inc.	25,254	245
	Standard Motor Products Inc.	8,039	242
*	Tumi Holdings Inc.	11,715	231
*	Regis Corp.	15,618	224

*	Dorman Products Inc.	4,154	210
	EW Scripps Co. Class A	12,151	210
*	iRobot Corp.	6,651	208
	Interval Leisure Group Inc.	15,973	207
	Capella Education Co.	4,424	205
	Fred’s Inc. Class A	14,313	205
*	Strayer Education Inc.	4,494	203
	Movado Group Inc.	6,695	196
	Superior Industries
	International Inc.	9,454	187
	Oxford Industries Inc.	2,504	182
*	Red Robin Gourmet
	Burgers Inc.	2,789	182
*	TopBuild Corp.	6,467	175
*	FTD Cos. Inc.	7,497	174
*	Iconix Brand Group Inc.	19,772	172
*	Barnes & Noble Education
	Inc.	15,951	170
*	Zumiez Inc.	8,171	169
*	Universal Electronics Inc.	3,140	167
	Haverty Furniture Cos. Inc.	8,213	160
*	Biglari Holdings Inc.	430	159
*	BJ’s Restaurants Inc.	3,294	145
*	Select Comfort Corp.	7,865	141
*	Unifi Inc.	6,113	137
*	Ruby Tuesday Inc.	25,316	134
*	Lumber Liquidators Holdings
	Inc.	11,072	125
*	Tuesday Morning Corp.	18,054	122
	Callaway Golf Co.	12,819	114
	Stage Stores Inc.	13,053	110
	Big 5 Sporting Goods Corp.	7,525	103
*	Motorcar Parts of America
	Inc.	2,988	103
*	American Public Education
	Inc.	6,631	102
*	Vera Bradley Inc.	5,861	97
*	M/I Homes Inc.	5,430	95
	Arctic Cat Inc.	5,291	93

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Scientific Games Corp.
	Class A	10,822	92
	Kirkland’s Inc.	6,409	92
*	Perry Ellis International Inc.	4,817	89
	Stein Mart Inc.	11,905	88
	Winnebago Industries Inc.	4,613	86
	Outerwall Inc.	2,743	86
*	MarineMax Inc.	4,578	81
*	Career Education Corp.	27,681	70
	Marcus Corp.	3,471	65
	Harte-Hanks Inc.	19,200	59
	PetMed Express Inc.	3,119	51
	Universal Technical Institute
	Inc.	8,551	33
*	VOXX International Corp.
	Class A	8,115	32
*	Sizmek Inc.	8,120	26
			18,842
Consumer Staples (3.1%)
	Sanderson Farms Inc.	8,047	734
*	Darling Ingredients Inc.	67,212	606
	Universal Corp.	9,269	505
	SpartanNash Co.	15,340	421
	Andersons Inc.	10,631	286
	J&J Snack Foods Corp.	2,107	233
*	Central Garden & Pet Co.
	Class A	13,350	181
*	Diamond Foods Inc.	4,763	180
	Inter Parfums Inc.	6,968	176
*	Seneca Foods Corp. Class A	2,453	82
	Medifast Inc.	2,089	63
*	Central Garden & Pet Co.	4,024	56
	Snyder’s-Lance Inc.	61	2
			3,525
Energy (3.1%)
*	SEACOR Holdings Inc.	6,513	315
*	PDC Energy Inc.	4,577	229
	Bristow Group Inc.	14,243	217
	Green Plains Inc.	14,552	198
*	Exterran Corp.	14,363	196
*	Carrizo Oil & Gas Inc.	8,865	191
	Atwood Oceanics Inc.	23,774	164
	CARBO Ceramics Inc.	7,992	160
	US Silica Holdings Inc.	8,290	159
*	Helix Energy Solutions
	Group Inc.	40,329	157
*	Newpark Resources Inc.	34,397	128
*	REX American Resources
	Corp.	2,347	119
	Tesco Corp.	15,898	115
	Archrock Inc.	28,400	113
*	Hornbeck Offshore Services
	Inc.	13,021	112
*	Unit Corp.	20,618	110

	Tidewater Inc.	19,144	110
*	Matrix Service Co.	5,188	95
*	TETRA Technologies Inc.	15,025	76
*	Era Group Inc.	7,852	72
*	Geospace Technologies
	Corp.	5,358	60
*	Bill Barrett Corp.	20,372	58
	Gulf Island Fabrication Inc.	5,468	49
*	Cloud Peak Energy Inc.	25,125	43
*	Contango Oil & Gas Co.	7,082	43
*	Northern Oil and Gas Inc.	11,369	38
*	Gulfmark Offshore Inc.	10,431	37
*	Pioneer Energy Services
	Corp.	26,461	36
*	Bonanza Creek Energy Inc.	16,662	31
*	Basic Energy Services Inc.	15,938	28
*	Stone Energy Corp.	16,797	26
*	Rex Energy Corp.	19,861	12
			3,497
Financials (21.8%)
	Kite Realty Group Trust	33,998	915
	GEO Group Inc.	30,094	874
	UMB Financial Corp.	17,096	840
	Wintrust Financial Corp.	19,734	839
	Lexington Realty Trust	86,416	669
	Chesapeake Lodging Trust	24,341	619
	Medical Properties Trust Inc.	52,403	606
	Astoria Financial Corp.	37,010	551
	Sabra Health Care REIT Inc.	26,576	529
	Northwest Bancshares Inc.	41,524	523
	Old National Bancorp	46,728	522
	Horace Mann Educators
	Corp.	16,607	512
	First Cash Financial
	Services Inc.	11,345	478
	ProAssurance Corp.	9,540	470
	American Equity Investment
	Life Holding Co.	33,274	453
	Provident Financial Services
	Inc.	24,012	446
	Parkway Properties Inc.	33,249	445
	First Financial Bancorp	25,152	422
	United Bankshares Inc.	11,885	416
*	Green Dot Corp. Class A	19,197	397
	Capstead Mortgage Corp.	39,098	380
*	Navigators Group Inc.	4,469	362
	Selective Insurance Group
	Inc.	10,735	361
	Boston Private Financial
	Holdings Inc.	34,132	360
	Cash America International
	Inc.	10,369	349
	Franklin Street Properties
	Corp.	36,378	346

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Infinity Property & Casualty
	Corp.	4,592	343
	DiamondRock Hospitality
	Co.	37,671	335
	EastGroup Properties Inc.	6,166	334
	Pennsylvania REIT	17,218	330
	Safety Insurance Group Inc.	5,726	317
	MB Financial Inc.	10,171	310
	Stewart Information Services
	Corp.	9,070	306
	Cousins Properties Inc.	34,938	303
	Community Bank System Inc.	7,803	289
	Government Properties
	Income Trust	19,439	289
	PS Business Parks Inc.	3,015	277
*	Texas Capital Bancshares Inc.	8,229	266
	Westamerica Bancorporation	5,830	262
*	Piper Jaffray Cos.	6,193	262
	Glacier Bancorp Inc.	10,549	251
	Interactive Brokers Group Inc.	7,325	250
	National Penn Bancshares
	Inc.	22,322	248
	LTC Properties Inc.	5,511	245
	Sterling Bancorp	16,059	231
	NBT Bancorp Inc.	8,824	228
	Southside Bancshares Inc.	9,620	225
	TrustCo Bank Corp. NY	38,769	224
*	Encore Capital Group Inc.	9,580	223
	Dime Community
	Bancshares Inc.	12,469	212
	CVB Financial Corp.	12,933	201
	American Assets Trust Inc.	4,984	185
	Columbia Banking System
	Inc.	6,369	184
*	PRA Group Inc.	7,091	173
	Greenhill & Co. Inc.	7,243	167
*	INTL. FCStone Inc.	6,295	161
	RE/MAX Holdings Inc.
	Class A	4,885	157
	United Fire Group Inc.	3,873	156
	United Insurance Holdings
	Corp.	7,305	143
	Independent Bank Corp.	3,110	134
	S&T Bancorp Inc.	5,122	129
*	World Acceptance Corp.	3,452	127
*	First BanCorp	47,304	127
	Virtus Investment Partners
	Inc.	1,349	124
	Brookline Bancorp Inc.	11,477	121
	Agree Realty Corp.	3,247	120
	United Community Banks
	Inc.	6,894	119
	City Holding Co.	2,679	118
	Investment Technology
	Group Inc.	6,157	113

	First Commonwealth
	Financial Corp.	12,686	109
	Summit Hotel Properties Inc.	9,898	107
	OFG Bancorp	17,889	104
	Urstadt Biddle Properties Inc.
	Class A	5,081	100
	Central Pacific Financial Corp.	4,728	94
	Saul Centers Inc.	1,865	91
	Wilshire Bancorp Inc.	9,235	91
	Universal Health Realty
	Income Trust	1,748	91
	Tompkins Financial Corp.	1,543	87
	Cedar Realty Trust Inc.	11,882	81
	Oritani Financial Corp.	4,733	80
*	Forestar Group Inc.	7,528	73
	Cardinal Financial Corp.	3,673	71
*	Enova International Inc.	10,882	63
	Getty Realty Corp.	3,430	62
*	EZCORP Inc. Class A	21,154	61
*	First NBC Bank Holding Co.	2,581	61
	CareTrust REIT Inc.	5,298	60
	Calamos Asset Management
	Inc. Class A	7,036	60
	HCI Group Inc.	1,553	55
*	eHealth Inc.	4,558	46
			24,650
Health Care (5.6%)
*	Magellan Health Inc.	10,435	657
*	HMS Holdings Corp.	35,093	462
	Select Medical Holdings
	Corp.	42,823	419
*	Haemonetics Corp.	12,004	385
*	Medicines Co.	11,617	374
	Kindred Healthcare Inc.	34,191	359
*	PharMerica Corp.	12,421	287
*	Air Methods Corp.	6,563	238
*	ExamWorks Group Inc.	8,126	237
	Analogic Corp.	2,487	187
*	Amedisys Inc.	4,972	183
	CONMED Corp.	4,106	163
*	ICU Medical Inc.	1,763	162
*	Enanta Pharmaceuticals Inc.	5,353	152
	Invacare Corp.	12,213	148
*	Greatbatch Inc.	3,891	147
*	Healthways Inc.	12,811	135
	Abaxis Inc.	3,404	134
	Quality Systems Inc.	8,355	130
*	HealthEquity Inc.	6,114	127
	Computer Programs &
	Systems Inc.	2,179	123
	Ensign Group Inc.	5,853	120
*	AngioDynamics Inc.	10,832	118
	Meridian Bioscience Inc.	5,454	110
*	AMAG Pharmaceuticals Inc.	4,022	106
*	Providence Service Corp.	2,211	105

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Anika Therapeutics Inc.	2,267	102
*	Adeptus Health Inc. Class A	1,658	94
*	Inogen Inc.	2,220	76
*	Spectrum Pharmaceuticals
	Inc.	16,163	73
*	Sagent Pharmaceuticals Inc.	5,067	72
	CryoLife Inc.	5,489	59
*	ANI Pharmaceuticals Inc.	1,555	51
	Landauer Inc.	1,335	39
*	Hanger Inc.	6,959	17
			6,351
Industrials (18.6%)
	EMCOR Group Inc.	25,592	1,174
	EnerSys	18,114	930
	ABM Industries Inc.	22,921	720
	Tetra Tech Inc.	24,084	663
	UniFirst Corp.	6,224	656
	Applied Industrial
	Technologies Inc.	16,046	618
	Mueller Industries Inc.	23,321	611
*	Moog Inc. Class A	13,595	587
	Brink’s Co.	19,946	583
	Actuant Corp. Class A	24,355	570
*	Hub Group Inc. Class A	14,565	538
	Kaman Corp.	11,053	486
	EnPro Industries Inc.	8,959	465
	Essendant Inc.	15,256	450
*	WageWorks Inc.	8,799	424
	Briggs & Stratton Corp.	18,044	384
	SkyWest Inc.	20,707	374
*	Atlas Air Worldwide
	Holdings Inc.	10,050	364
	Watts Water Technologies
	Inc. Class A	6,772	349
	Astec Industries Inc.	7,690	334
	Lindsay Corp.	4,606	333
	Barnes Group Inc.	9,684	332
*	SPX FLOW Inc.	16,765	314
	Cubic Corp.	8,909	313
	Knight Transportation Inc.	12,795	310
	Encore Wire Corp.	8,430	305
	AAR Corp.	13,499	287
	Franklin Electric Co. Inc.	9,261	276
	G&K Services Inc. Class A	4,164	276
	Greenbrier Cos. Inc.	10,615	270
	CIRCOR International Inc.	6,723	270
*	Aegion Corp. Class A	14,783	268
*	Saia Inc.	10,180	267
*	Echo Global Logistics Inc.	10,474	267
	Brady Corp. Class A	9,783	256
*	Chart Industries Inc.	12,454	251
	Mobile Mini Inc.	8,581	247
	Viad Corp.	8,209	233
	Hillenbrand Inc.	7,942	223
	Heartland Express Inc.	12,077	222

	Simpson Manufacturing Co.
	Inc.	6,357	216
	Albany International Corp.	5,870	215
*	Aerovironment Inc.	8,430	210
	Kelly Services Inc. Class A	12,109	209
	SPX Corp.	16,672	197
	ArcBest Corp.	9,971	195
*	MYR Group Inc.	8,424	189
	ESCO Technologies Inc.	5,170	184
	General Cable Corp.	19,974	172
	Tennant Co.	3,635	169
*	Gibraltar Industries Inc.	6,627	164
	Marten Transport Ltd.	9,755	160
	Forward Air Corp.	3,906	159
*	Roadrunner Transportation
	Systems Inc.	12,352	144
	Insperity Inc.	2,997	142
*	Navigant Consulting Inc.	9,138	139
	Harsco Corp.	32,724	124
	Standex International Corp.	1,717	121
*	Aerojet Rocketdyne
	Holdings Inc.	7,613	118
*	Veritiv Corp.	3,327	106
*	Engility Holdings Inc.	7,044	102
	Celadon Group Inc.	11,349	102
	Powell Industries Inc.	3,579	95
	Titan International Inc.	17,756	90
	Quanex Building Products
	Corp.	5,122	88
	Federal Signal Corp.	7,342	87
	Resources Connection Inc.	6,066	84
*	DXP Enterprises Inc.	5,159	70
	National Presto Industries
	Inc.	811	66
	American Science &
	Engineering Inc.	1,821	43
*	Orion Marine Group Inc.	11,152	40
	CDI Corp.	5,966	29
*	Vicor Corp.	2,015	17
*	Republic Airways Holdings
	Inc.	8,257	5
			21,051
Information Technology (16.1%)
*	CACI International Inc.
	Class A	9,891	956
*	Rovi Corp.	33,721	768
*	Sanmina Corp.	31,991	659
*	Viavi Solutions Inc.	94,690	618
*	Itron Inc.	15,463	616
*	ViaSat Inc.	6,902	504
*	Plexus Corp.	13,636	496
*	Anixter International Inc.	11,569	496
*	Benchmark Electronics Inc.	20,617	446
*	QLogic Corp.	34,207	441
*	ScanSource Inc.	10,920	408

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Insight Enterprises Inc.	15,134	395
*	Rogers Corp.	7,319	391
	ADTRAN Inc.	20,221	378
*	Cabot Microelectronics
	Corp.	9,817	378
*	Coherent Inc.	4,440	376
*	Newport Corp.	15,740	358
	MKS Instruments Inc.	10,646	350
*	Kulicke & Soffa Industries
	Inc.	28,839	326
	Littelfuse Inc.	2,820	320
*	Veeco Instruments Inc.	16,700	310
*	Semtech Corp.	16,148	309
*	Diodes Inc.	15,857	304
*	MicroStrategy Inc. Class A	1,826	294
	ManTech International Corp.
	Class A	9,938	289
	Brooks Automation Inc.	27,586	269
*	Lumentum Holdings Inc.	11,161	268
*	Rofin-Sinar Technologies Inc.	11,565	258
*	Super Micro Computer Inc.	7,460	242
*	Electronics For Imaging Inc.	6,029	239
*	FARO Technologies Inc.	7,091	227
*	Ultratech Inc.	10,775	219
*	Ruckus Wireless Inc.	22,104	214
*	Bottomline Technologies de
	Inc.	7,317	206
*	Progress Software Corp.	8,002	202
	CTS Corp.	13,335	193
	Power Integrations Inc.	4,172	191
*	NETGEAR Inc.	4,764	188
*	Advanced Energy Industries
	Inc.	6,205	185
	Epiq Systems Inc.	13,181	180
*	Cardtronics Inc.	5,138	173
*	TTM Technologies Inc.	26,327	173
	MTS Systems Corp.	3,092	170
	Monotype Imaging Holdings
	Inc.	6,685	159
*	Sykes Enterprises Inc.	4,612	141
	Comtech
	Telecommunications Corp.	6,600	136
	Checkpoint Systems Inc.	17,174	129
	Badger Meter Inc.	1,958	129
	CSG Systems International
	Inc.	3,342	127
*	Tangoe Inc.	15,317	124
*	Perficient Inc.	6,788	123
	Park Electrochemical Corp.	8,282	118
*	Interactive Intelligence
	Group Inc.	3,892	116
	Daktronics Inc.	15,812	112
*	CalAmp Corp.	5,813	106
*	Ixia	9,179	105
*	Harmonic Inc.	31,065	104

*	Blucora Inc.	16,772	103
*	ePlus Inc.	1,145	86
	Black Box Corp.	6,262	83
*	Nanometrics Inc.	5,909	82
*	Electro Scientific Industries
	Inc.	11,248	80
*	VASCO Data Security
	International Inc.	5,802	80
*	Mercury Systems Inc.	4,720	77
*	DSP Group Inc.	8,811	76
*	DTS Inc.	3,093	73
*	LivePerson Inc.	13,074	67
*	Ciber Inc.	29,280	59
	Forrester Research Inc.	1,861	58
*	XO Group Inc.	3,963	57
*	Exar Corp.	10,495	56
*	Rudolph Technologies Inc.	4,198	54
*	Monster Worldwide Inc.	18,228	54
	Bel Fuse Inc. Class B	3,602	53
	TeleTech Holdings Inc.	1,814	50
*	Liquidity Services Inc.	10,007	47
*	DHI Group Inc.	5,855	46
*	QuinStreet Inc.	14,598	43
	Cohu Inc.	3,750	43
*	Digi International Inc.	4,349	37
*	Agilysys Inc.	3,507	37
			18,213
Materials (6.1%)
	HB Fuller Co.	20,630	794
*	Stillwater Mining Co.	49,369	414
	Chemours Co.	73,843	379
	Schweitzer-Mauduit
	International Inc.	12,433	376
	Stepan Co.	7,447	370
	PH Glatfelter Co.	17,706	325
	A Schulman Inc.	11,949	295
*	Clearwater Paper Corp.	7,249	295
	Calgon Carbon Corp.	20,988	294
*	Boise Cascade Co.	15,833	265
	Innophos Holdings Inc.	7,842	227
	Quaker Chemical Corp.	2,821	220
*	Kraton Performance
	Polymers Inc.	12,442	214
	Materion Corp.	8,172	213
	Kaiser Aluminum Corp.	2,754	211
	Neenah Paper Inc.	2,874	174
*	Flotek Industries Inc.	21,911	160
	Haynes International Inc.	5,085	157
*	Koppers Holdings Inc.	8,399	147
*	Century Aluminum Co.	20,255	145
	Tredegar Corp.	10,153	139
	Rayonier Advanced Materials
	Inc.	17,530	131
	Hawkins Inc.	3,881	124
	SunCoke Energy Inc.	26,108	123

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	KapStone Paper and
	Packaging Corp.	11,921	122
	TimkenSteel Corp.	15,490	120
	FutureFuel Corp.	9,297	119
	Myers Industries Inc.	9,094	109
*	AK Steel Holding Corp.	36,388	104
	American Vanguard Corp.	5,445	69
*	LSB Industries Inc.	8,027	47
	Olympic Steel Inc.	3,714	40
*	Intrepid Potash Inc.	22,985	23
			6,945
Other (0.0%)[2]
*	Gerber Scientific Inc. CVR	1,604	—

Telecommunication Services (1.1%)
	Consolidated
	Communications Holdings
	Inc.	11,535	270
*	Iridium Communications Inc.	32,906	228
	Cogent Communications
	Holdings Inc.	4,453	163
	Atlantic Tele-Network Inc.	2,199	158
	Spok Holdings Inc.	8,580	152
*	Lumos Networks Corp.	9,355	115
*	Cincinnati Bell Inc.	29,961	104
			1,190
Utilities (7.8%)
	New Jersey Resources Corp.	35,006	1,212
	Southwest Gas Corp.	19,330	1,179
	NorthWestern Corp.	19,653	1,167
	Laclede Group Inc.	17,687	1,159
	ALLETE Inc.	18,665	990
	Avista Corp.	25,422	961
	South Jersey Industries Inc.	28,179	717
	El Paso Electric Co.	16,495	674
	Northwest Natural Gas Co.	11,168	557
	American States Water Co.	5,691	241
			8,857
Total Common Stocks (Cost $129,697)			113,121

Temporary Cash Investments (0.3%)[1]
	Money Market Fund (0.1%)
[3,4]	Vanguard Market
	Liquidity Fund, 0.475%	148,000	148

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
5	Federal Home Loan
	Bank Discount Notes,
	0.466%, 3/7/16	100	100
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.501%, 5/3/16	100	100
			200
Total Temporary Cash Investments
	(Cost $349)		348
	Total Investments (100.3%)
	(Cost $130,046)		113,469

			Amount
			($000)
Other Assets and Liabilities (-0.3%)
	Other Assets
	Investment in Vanguard		10
Receivables for Investment Securities Sold			664
Receivables for Accrued Income			108
	Other Assets		5
	Total Other Assets		787
	Liabilities
Payables for Investment Securities Purchased (399)
	Collateral for Securities on Loan		(148)
	Payables to Vanguard		(21)
	Other Liabilities		(578)
	Total Liabilities		(1,146)
	Net Assets (100%)		113,110

S&P Small-Cap 600 Value Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	135,819
Undistributed Net Investment Income	180
Accumulated Net Realized Losses	(6,313)
Unrealized Appreciation (Depreciation)
Investment Securities	(16,577)
Futures Contracts	1
Net Assets	113,110

ETF Shares—Net Assets
Applicable to 1,075,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	96,200
Net Asset Value Per Share—
ETF Shares	$89.49

Institutional Shares—Net Assets
Applicable to 90,360 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,910
Net Asset Value Per Share—
Institutional Shares	$187.14

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $143,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.2%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $148,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	903
Securities Lending	4
Total Income	907
Expenses
The Vanguard Group—Note B
Investment Advisory Services	10
Management and Administrative—ETF Shares	48
Management and Administrative—Institutional Shares	1
Marketing and Distribution—ETF Shares	3
Marketing and Distribution—Institutional Shares	—
Custodian Fees	21
Shareholders’ Reports—ETF Shares	4
Shareholders’ Reports—Institutional Shares	—
Total Expenses	87
Net Investment Income	820
Realized Net Gain (Loss)
Investment Securities Sold	3,022
Futures Contracts	(12)
Realized Net Gain (Loss)	3,010
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(8,605)
Futures Contracts	18
Change in Unrealized Appreciation (Depreciation)	(8,587)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,757)

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	820	1,424
Realized Net Gain (Loss)	3,010	4,054
Change in Unrealized Appreciation (Depreciation)	(8,587)	(9,087)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,757)	(3,609)
Distributions
Net Investment Income
ETF Shares	(1,295)	(1,091)
Institutional Shares	(219)	(120)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(1,514)	(1,211)
Capital Share Transactions
ETF Shares	6,923	5,043
Institutional Shares	3,004	15,248
Net Increase (Decrease) from Capital Share Transactions	9,927	20,291
Total Increase (Decrease)	3,656	15,471
Net Assets
Beginning of Period	109,454	93,983
End of Period[1]	113,110	109,454
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $180,000 and $874,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 7,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$94.66	$98.93	$82.76	$65.79	$56.68	$49.79
Investment Operations
Net Investment Income	.628	1.337	1.355[2]	1.146	.960	.741
Net Realized and Unrealized Gain (Loss)
on Investments	(4.561)	(4.323)	15.685	16.731	8.801	6.519
Total from Investment Operations	(3.933)	(2.986)	17.040	17.877	9.761	7.260
Distributions
Dividends from Net Investment Income	(1.237)	(1.284)	(.870)	(.907)	(.651)	(.370)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.237)	(1.284)	(.870)	(.907)	(.651)	(.370)
Net Asset Value, End of Period	$89.49	$94.66	$98.93	$82.76	$65.79	$56.68

Total Return	-4.20%	-3.09%	20.64%	27.45%	17.33%	14.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$96	$95	$94	$29	$16	$14
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.56%	1.43%	1.43%	1.73%	1.56%	1.32%[3]
Portfolio Turnover Rate [4]	42%	43%	32%	37%	29%	70%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months	Nov. 19,
	Ended	2014[1] to
	February 29,	Aug. 31,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$198.02	$206.40
Investment Operations
Net Investment Income	1.402	2.201
Net Realized and Unrealized Gain (Loss) on Investments	(9.526)	(7.820)
Total from Investment Operations	(8.124)	(5.619)
Distributions
Dividends from Net Investment Income	(2.756)	(2.761)
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.756)	(2.761)
Net Asset Value, End of Period	$187.14	$198.02

Total Return	-4.15%	-2.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17	$15
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.67%	1.55%[2]
Portfolio Turnover Rate [3]	42%	43%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The Financial Highlights included in these financial statements are based on activity of the Institutional Shares since November 19, 2014.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

S&P Small-Cap 600 Value Index Fund

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $10,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	113,121	—	—
Temporary Cash Investments	148	200	—
Futures Contracts—Liabilities[1]	—	—	—
Total	113,269	200	—
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Value Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2016	1	103	1

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $4,820,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $4,521,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $130,046,000. Net unrealized depreciation of investment securities for tax purposes was $16,577,000, consisting of unrealized gains of $4,714,000 on securities that had risen in value since their purchase and $21,291,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $71,643,000 of investment securities and sold $62,098,000 of investment securities, other than temporary cash investments. Purchases and sales include $30,344,000 and $26,907,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Small-Cap 600 Value Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	42,256	450	82,573	825
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(35,333)	(375)	(77,530)	(775)
Net Increase (Decrease)—ETF Shares	6,923	75	5,043	50
Institutional Shares[1]
Issued	3,004	16	15,248	75
Issued in Lieu of Cash Distributions	219	1	120	1
Redeemed	(219)	(1)	(120)	(1)
Net Increase (Decrease) —Institutional Shares	3,004	16	15,248	75
1 Inception was November 19, 2014.

At February 29, 2016, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of February 29, 2016

Portfolio Characteristics
		S&P
		SmallCap	DJ
		600	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	343	341	3,906
Median Market Cap	$1.6B	$1.6B	$50.4B
Price/Earnings Ratio	27.4x	27.1x	20.1x
Price/Book Ratio	2.7x	2.6x	2.5x
Return on Equity	12.6%	12.6%	17.5%
Earnings Growth
Rate	13.2%	13.2%	8.4%
Dividend Yield	1.2%	1.2%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	58%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	1.01%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S.
		SmallCap	Total
		600	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	13.2%	13.1%	13.6%
Consumer Staples	2.5	2.5	9.4
Energy	1.3	1.4	5.9
Financials	24.5	25.0	17.4
Health Care	19.4	19.2	14.2
Industrials	15.3	15.2	10.7
Information
Technology	17.9	17.8	19.7
Materials	2.8	2.9	3.1
Telecommunication
Services	1.2	1.0	2.5
Utilities	1.9	1.9	3.5

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Growth	Market
	Index	FA Index
R-Squared	1.00	0.71
Beta	1.00	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Piedmont Natural Gas
Co. Inc.	Gas Utilities	1.6%
Heartland Payment	Data Processing &
Systems Inc.	Outsourced Services	1.1
ABIOMED Inc.	Health Care
	Equipment	1.0
Take-Two Interactive	Home Entertainment
Software Inc.	Software	1.0
Healthcare Realty Trust
Inc.	Health Care REITs	1.0
Helen of Troy Ltd.	Household
	Appliances	0.9
Blackbaud Inc.	Application Software	0.9
Prestige Brands
Holdings Inc.	Pharmaceuticals	0.9
Healthcare Services	Diversified Support
Group Inc.	Services	0.8
Education Realty Trust
Inc.	Residential REITs	0.8
Top Ten		10.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 14, 2015, and represents estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratio was 0.18%.

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 29, 2016

Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		2.57%	12.34%	16.29%
Net Asset Value		2.57	12.36	16.29

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.3%)
Consumer Discretionary (13.2%)
*	Helen of Troy Ltd.	9,527	908
	Lithia Motors Inc. Class A	8,033	745
	Monro Muffler Brake Inc.	10,841	741
	Texas Roadhouse Inc.
	Class A	15,838	661
*	Pinnacle Entertainment Inc.	20,637	597
	Papa John’s International Inc.	9,788	569
*	Gentherm Inc.	12,277	512
	Sonic Corp.	16,877	496
	Drew Industries Inc.	8,187	493
*	Boyd Gaming Corp.	27,107	469
*	G-III Apparel Group Ltd.	8,831	466
	Sturm Ruger & Co. Inc.	6,341	446
*	Popeyes Louisiana Kitchen
	Inc.	7,619	415
*	Meritage Homes Corp.	12,507	406
*	Dorman Products Inc.	7,016	355
*	Steven Madden Ltd.	9,547	336
	Core-Mark Holding Co. Inc.	4,221	311
*	Five Below Inc.	7,580	291
*	Francesca’s Holdings Corp.	14,123	255
*	Asbury Automotive Group
	Inc.	3,959	231
	DineEquity Inc.	2,332	213
	Ruth’s Hospitality Group Inc.	11,869	209
	Oxford Industries Inc.	2,870	208
	La-Z-Boy Inc.	8,339	203
	Nutrisystem Inc.	9,892	201
*	TopBuild Corp.	7,410	200
	World Wrestling
	Entertainment Inc. Class A	11,600	194
*	Select Comfort Corp.	10,646	191
*	BJ’s Restaurants Inc.	4,275	188
*	Tumi Holdings Inc.	9,360	185
	Callaway Golf Co.	19,816	176
*	Red Robin Gourmet Burgers
	Inc.	2,409	157

	EW Scripps Co. Class A	7,941	137
*	iRobot Corp.	4,337	136
*	Motorcar Parts of America
	Inc.	3,726	129
*	Installed Building Products
	Inc.	5,637	126
*	Universal Electronics Inc.	2,313	123
	Outerwall Inc.	3,574	111
	Blue Nile Inc.	3,914	102
	Winnebago Industries Inc.	5,306	99
*	MarineMax Inc.	4,832	86
*	Monarch Casino & Resort
	Inc.	3,627	73
	PetMed Express Inc.	4,235	70
*	M/I Homes Inc.	3,845	68
*	Scientific Games Corp.
	Class A	7,936	67
*	Belmond Ltd. Class A	7,168	66
	Marcus Corp.	3,525	66
			13,487
Consumer Staples (2.5%)
	B&G Foods Inc.	19,656	680
^	Cal-Maine Foods Inc.	10,519	562
	WD-40 Co.	4,533	490
	J&J Snack Foods Corp.	3,253	360
	Calavo Growers Inc.	5,010	268
*	Diamond Foods Inc.	4,994	189
	Medifast Inc.	1,412	43
			2,592
Energy (1.4%)
*	PDC Energy Inc.	9,785	490
*	Synergy Resources Corp.	38,110	238
*	Carrizo Oil & Gas Inc.	11,034	237
	US Silica Holdings Inc.	11,221	216
*	Matrix Service Co.	4,679	86
*	TETRA Technologies Inc.	14,626	74
*	Northern Oil and Gas Inc.	8,292	28
*	Stone Energy Corp.	5,374	8
			1,377

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
Financials (24.5%)
	Healthcare Realty Trust Inc.	34,119	990
	Education Realty Trust Inc.	20,649	819
	Home BancShares Inc.	20,678	817
	RLI Corp.	12,796	803
	Acadia Realty Trust	23,400	773
	CoreSite Realty Corp.	10,389	670
	Evercore Partners Inc.
	Class A	13,403	626
	Retail Opportunity
	Investments Corp.	33,728	620
	First Financial Bankshares
	Inc.	22,367	591
	Pinnacle Financial Partners
	Inc.	11,911	552
	ProAssurance Corp.	10,090	498
	Interactive Brokers Group
	Inc.	13,555	463
	MB Financial Inc.	15,030	459
	First Midwest Bancorp Inc.	26,427	441
	Medical Properties Trust Inc.	37,091	429
	Financial Engines Inc.	17,486	427
	United Bankshares Inc.	12,070	423
	Columbia Banking System
	Inc.	14,288	412
	Glacier Bancorp Inc.	17,025	406
	Simmons First National Corp.
	Class A	9,542	393
	Sterling Bancorp	27,113	391
	BBCN Bancorp Inc.	26,971	386
	PS Business Parks Inc.	4,089	375
*	BofI Holding Inc.	19,431	360
	Talmer Bancorp Inc. Class A	21,297	358
	CVB Financial Corp.	22,805	354
	Selective Insurance Group
	Inc.	10,471	352
	Cousins Properties Inc.	40,101	347
	American Assets Trust Inc.	9,229	342
	AMERISAFE Inc.	6,474	333
	LTC Properties Inc.	7,477	332
	DiamondRock Hospitality Co.	36,751	327
	Inland Real Estate Corp.	30,690	325
	National Penn Bancshares
	Inc.	29,016	323
	EastGroup Properties Inc.	5,779	313
	Community Bank System Inc.	8,255	306
	Employers Holdings Inc.	10,876	302
	HFF Inc. Class A	11,673	292
*	Texas Capital Bancshares Inc.	8,704	281
	Banner Corp.	6,900	274
	Independent Bank Corp.	6,316	273
	LegacyTexas Financial
	Group Inc.	14,859	264
*	PRA Group Inc.	10,460	255
	PrivateBancorp Inc.	7,198	247

	United Community Banks Inc.	13,995	242
	Ameris Bancorp	8,733	236
	Summit Hotel Properties Inc.	21,171	229
	Hanmi Financial Corp.	10,841	226
	Universal Insurance Holdings
	Inc.	10,983	214
	Four Corners Property Trust
	Inc.	13,050	214
*	LendingTree Inc.	2,413	213
*	Walker & Dunlop Inc.	9,119	211
	Northfield Bancorp Inc.	13,256	208
	S&T Bancorp Inc.	7,554	191
	NBT Bancorp Inc.	7,339	189
	Pennsylvania REIT	9,149	175
	Westamerica Bancorporation	3,808	171
	First Commonwealth
	Financial Corp.	19,604	168
	Tompkins Financial Corp.	2,859	162
	Wilshire Bancorp Inc.	16,308	161
	United Fire Group Inc.	3,928	158
	Cardinal Financial Corp.	7,863	152
	Brookline Bancorp Inc.	14,275	150
	Oritani Financial Corp.	8,772	149
	Agree Realty Corp.	3,874	144
	Universal Health Realty
	Income Trust	2,702	140
	CareTrust REIT Inc.	11,916	136
	Central Pacific Financial Corp.	6,692	133
	City Holding Co.	2,957	130
	Government Properties
	Income Trust	7,963	118
	Investment Technology
	Group Inc.	6,268	115
	Saul Centers Inc.	2,330	114
	Getty Realty Corp.	6,001	109
	Virtus Investment Partners
	Inc.	1,169	107
	Bank Mutual Corp.	14,352	107
	Cedar Realty Trust Inc.	15,493	106
	Urstadt Biddle Properties Inc.
	Class A	4,766	94
*	First NBC Bank Holding Co.	3,220	76
	Greenhill & Co. Inc.	3,236	75
	HCI Group Inc.	1,770	62
	RE/MAX Holdings Inc.
	Class A	1,648	53
*	Forestar Group Inc.	5,136	50
*	eHealth Inc.	1,864	19
			25,031
Health Care (19.4%)
*	ABIOMED Inc.	13,230	1,058
*	Prestige Brands Holdings Inc. 17,883		874
	Cantel Medical Corp.	12,131	772
	Chemed Corp.	5,723	735
*	Impax Laboratories Inc.	22,472	735

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	NuVasive Inc.	16,645	696
*	Medidata Solutions Inc.	18,772	648
*	Neogen Corp.	12,670	624
*	Integra LifeSciences
	Holdings Corp.	9,780	600
*	Masimo Corp.	15,344	581
*	Ligand Pharmaceuticals Inc.	6,148	567
*	Nektar Therapeutics	45,243	505
*	Acorda Therapeutics Inc.	14,631	479
*	AMN Healthcare Services
	Inc.	16,170	460
*	Medicines Co.	13,891	447
*	Cambrex Corp.	10,690	412
*	Natus Medical Inc.	11,195	407
*	Affymetrix Inc.	27,111	381
*	Surgical Care Affiliates Inc.	9,126	370
*	Emergent BioSolutions Inc.	10,299	348
*	Omnicell Inc.	12,011	329
*	ICU Medical Inc.	3,413	314
*	Cynosure Inc. Class A	7,705	313
*	Depomed Inc.	20,505	313
*	Repligen Corp.	11,169	287
*	Merit Medical Systems Inc.	14,986	282
*	MiMedx Group Inc.	33,616	277
*	Zeltiq Aesthetics Inc.	10,849	250
*	Luminex Corp.	12,993	243
*	Air Methods Corp.	6,669	242
*	Lannett Co. Inc.	9,412	237
	Ensign Group Inc.	11,324	232
*	Haemonetics Corp.	7,223	232
	Aceto Corp.	10,002	214
	US Physical Therapy Inc.	4,211	213
	CONMED Corp.	5,329	212
*	Amedisys Inc.	5,469	201
*	Greatbatch Inc.	5,267	199
*	ExamWorks Group Inc.	6,758	197
	Meridian Bioscience Inc.	9,647	194
*	Momenta Pharmaceuticals
	Inc.	21,250	179
*	Vascular Solutions Inc.	5,880	177
	Abaxis Inc.	4,417	173
*	HealthStream Inc.	8,261	171
	Phibro Animal Health Corp.
	Class A	6,137	170
	Analogic Corp.	2,148	161
*	LHC Group Inc.	4,387	156
*	Adeptus Health Inc. Class A	2,680	153
*	Supernus Pharmaceuticals
	Inc.	11,611	146
*	CorVel Corp.	3,472	144
*	HealthEquity Inc.	6,746	140
*	Anika Therapeutics Inc.	3,077	139
*	Cross Country Healthcare
	Inc.	11,044	137

*	Albany Molecular Research
	Inc.	9,148	135
	Quality Systems Inc.	8,134	126
*	Providence Service Corp.	2,428	115
*	AMAG Pharmaceuticals Inc.	4,271	112
*	Almost Family Inc.	2,788	105
*	Inogen Inc.	3,016	103
	Computer Programs &
	Systems Inc.	1,743	99
*	SurModics Inc.	4,389	82
	Landauer Inc.	2,135	62
*	Sagent Pharmaceuticals Inc.	3,879	55
	CryoLife Inc.	4,049	43
*	ANI Pharmaceuticals Inc.	1,281	42
*	Spectrum Pharmaceuticals
	Inc.	6,574	30
			19,835
Industrials (15.3%)
	Healthcare Services Group
	Inc.	24,399	866
	Allegiant Travel Co. Class A	4,453	730
*	Hawaiian Holdings Inc.	16,056	691
*	Dycom Industries Inc.	11,012	627
	Matson Inc.	14,766	592
*	On Assignment Inc.	16,110	532
	Matthews International Corp.
	Class A	11,148	528
	Universal Forest Products
	Inc.	6,826	524
	John Bean Technologies
	Corp.	9,879	520
	Korn/Ferry International	17,360	493
*	Trex Co. Inc.	10,465	451
	AZZ Inc.	8,745	442
	Hillenbrand Inc.	14,701	413
	Exponent Inc.	8,729	407
	Apogee Enterprises Inc.	9,863	394
	Interface Inc. Class A	22,325	355
	Comfort Systems USA Inc.	12,642	355
*	TASER International Inc.	18,187	352
	AAON Inc.	13,755	341
*	TrueBlue Inc.	14,228	326
	Barnes Group Inc.	9,448	324
*	American Woodmark Corp.	4,636	317
	Forward Air Corp.	7,213	294
	Simpson Manufacturing Co.
	Inc.	8,626	293
	US Ecology Inc.	7,369	273
	Knight Transportation Inc.	10,217	247
*	Aerojet Rocketdyne
	Holdings Inc.	15,454	240
*	WageWorks Inc.	4,875	235
	Mobile Mini Inc.	8,045	231
	G&K Services Inc. Class A	3,326	220
	Standex International Corp.	2,901	204

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Brady Corp. Class A	7,815	204
	Watts Water Technologies
	Inc. Class A	3,911	202
	Heartland Express Inc.	10,454	192
	Griffon Corp.	12,899	192
	Albany International Corp.	4,882	179
	Federal Signal Corp.	14,960	177
*	Lydall Inc.	5,778	167
*	PGT Inc.	16,495	163
	Franklin Electric Co. Inc.	5,349	160
	ESCO Technologies Inc.	4,465	159
	Insperity Inc.	3,040	144
	Tennant Co.	3,024	141
	Heidrick & Struggles
	International Inc.	5,859	138
*	Navigant Consulting Inc.	8,550	130
	Quanex Building Products
	Corp.	7,245	125
*	Gibraltar Industries Inc.	4,499	111
	Resources Connection Inc.	7,563	105
	National Presto Industries Inc.	971	79
*	Vicor Corp.	3,880	32
	American Science &
	Engineering Inc.	916	22
			15,639
Information Technology (17.9%)
	Heartland Payment Systems
	Inc.	12,462	1,165
*	Take-Two Interactive
	Software Inc.	28,689	1,033
	Blackbaud Inc.	15,625	883
*	Cirrus Logic Inc.	21,594	761
	Monolithic Power Systems
	Inc.	12,326	728
*	ViaSat Inc.	9,357	683
*	Stamps.com Inc.	5,066	600
	Littelfuse Inc.	5,217	593
*	Cray Inc.	13,763	584
*	ExlService Holdings Inc.	11,173	526
*	Rambus Inc.	39,508	515
	Tessera Technologies Inc.	16,264	479
*	Electronics For Imaging Inc.	11,160	442
*	LogMeIn Inc.	8,497	433
*	II-VI Inc.	17,826	391
*	Coherent Inc.	4,510	382
*	Synchronoss Technologies
	Inc.	13,464	377
*	OSI Systems Inc.	6,218	375
	Methode Electronics Inc.	13,045	373
*	Cardtronics Inc.	10,963	370
	NIC Inc.	20,690	364
	Ebix Inc.	8,930	331
*	Virtusa Corp.	9,193	325
	CSG Systems International
	Inc.	8,314	316

	MKS Instruments Inc.	9,209	303
*	Fabrinet	10,312	294
*	Sykes Enterprises Inc.	9,367	285
	Power Integrations Inc.	6,169	283
*	NETGEAR Inc.	6,730	266
*	MicroStrategy Inc. Class A	1,645	265
*	Progress Software Corp.	10,385	262
*	Advanced Energy Industries
	Inc.	8,766	261
	Badger Meter Inc.	3,297	217
*	Super Micro Computer Inc.	6,203	201
*	Bottomline Technologies de
	Inc.	6,847	193
	Monotype Imaging Holdings
	Inc.	7,983	190
*	Semtech Corp.	8,581	164
*	Lumentum Holdings Inc.	6,719	161
*	Ixia	13,000	148
*	CalAmp Corp.	7,560	138
*	CEVA Inc.	6,931	136
	MTS Systems Corp.	2,465	135
*	Mercury Systems Inc.	7,276	119
*	Perficient Inc.	6,348	115
*	Ruckus Wireless Inc.	11,689	113
	TeleTech Holdings Inc.	4,076	113
*	Rudolph Technologies Inc.	7,089	92
*	Interactive Intelligence
	Group Inc.	2,649	79
*	DTS Inc.	3,278	78
*	ePlus Inc.	1,025	77
*	DHI Group Inc.	9,427	73
*	VASCO Data Security
	International Inc.	5,235	72
*	XO Group Inc.	4,707	67
	Cohu Inc.	5,302	61
	Forrester Research Inc.	1,820	57
*	Monster Worldwide Inc.	15,819	47
*	Nanometrics Inc.	3,252	45
*	Digi International Inc.	4,933	42
*	Exar Corp.	7,649	41
*	Kopin Corp.	21,002	40
*	LivePerson Inc.	5,840	30
*	Agilysys Inc.	2,189	23
			18,315
Materials (2.9%)
	Balchem Corp.	10,687	676
*	Headwaters Inc.	25,054	442
	Innospec Inc.	8,165	354
	Kaiser Aluminum Corp.	3,729	286
*	US Concrete Inc.	4,522	243
	Deltic Timber Corp.	3,709	210
	Neenah Paper Inc.	3,293	199
	KapStone Paper and
	Packaging Corp.	19,181	196
	Quaker Chemical Corp.	2,166	169

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	AK Steel Holding Corp.	30,148	86
	American Vanguard Corp.	4,179	53
			2,914
Telecommunication Services (1.3%)
*	8x8 Inc.	30,270	352
	Cogent Communications
	Holdings Inc.	7,204	265
*	General Communication Inc.
	Class A	10,070	192
	Consolidated
	Communications Holdings
	Inc.	7,535	176
*	Cincinnati Bell Inc.	46,248	160
	Atlantic Tele-Network Inc.	1,825	131
			1,276
Utilities (1.9%)
	Piedmont Natural Gas Co.
	Inc.	26,903	1,598
	American States Water Co.	7,720	328
			1,926
Total Common Stocks (Cost $108,703)			102,392
Temporary Cash Investments (0.7%)
Money Market Fund (0.5%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.475%	507,601	508

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
3	Federal Home Loan
	Bank Discount Notes,
	0.245%, 4/20/16	100	100
3	Federal Home Loan
	Bank Discount Notes,
	0.290%, 4/29/16	100	100
			200
Total Temporary Cash Investments
(Cost $708)			708
Total Investments (101.0%)
(Cost $109,411)			103,100

Amount
($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard	9
Receivables for Investment Securities Sold	753
Receivables for Accrued Income	170
Receivables for Capital Shares Issued	1
Total Other Assets	933
Liabilities
Payables for Investment Securities Purchased (968)
Collateral for Securities on Loan	(508)
Payables to Vanguard	(13)
Other Liabilities	(423)
Total Liabilities	(1,912)
ETF Shares—Net Assets (100%)
Applicable to 1,025,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	102,121
Net Asset Value Per Share—ETF Shares	$99.63

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	120,109
Undistributed Net Investment Income	184
Accumulated Net Realized Losses	(11,861)
Unrealized Appreciation (Depreciation)	(6,311)
Net Assets	102,121

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $502,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $508,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	673
Securities Lending	11
Total Income	684
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4
Management and Administrative	57
Marketing and Distribution	2
Custodian Fees	17
Shareholders’ Reports	3
Total Expenses	83
Net Investment Income	601
Realized Net Gain (Loss)
Investment Securities Sold	(7,096)
Futures Contracts	(28)
Realized Net Gain (Loss)	(7,124)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(398)
Futures Contracts	8
Change in Unrealized Appreciation (Depreciation)	(390)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,913)

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	601	692
Realized Net Gain (Loss)	(7,124)	9,091
Change in Unrealized Appreciation (Depreciation)	(390)	(6,300)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,913)	3,483
Distributions
Net Investment Income	(878)	(455)
Realized Capital Gain	—	—
Total Distributions	(878)	(455)
Capital Share Transactions
Issued	50,980	158,094
Issued in Lieu of Cash Distribution	—	—
Redeemed	(15,958)	(147,047)
Net Increase (Decrease) from Capital Share Transactions	35,022	11,047
Total Increase (Decrease)	27,231	14,075
Net Assets
Beginning of Period	74,890	60,815
End of Period[1]	102,121	74,890
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $184,000 and $461,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 7,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$106.99	$101.36	$87.79	$70.70	$61.18	$49.82
Investment Operations
Net Investment Income	. 634	1.043	. 668 [2]	.822	.531[2]	.422
Net Realized and Unrealized Gain (Loss)
on Investments	(6.882)	5.345	13.432	17.083	9.326	11.248
Total from Investment Operations	(6.248)	6.388	14.100	17.905	9.857	11.670
Distributions
Dividends from Net Investment Income	(1.112)	(.758)	(. 530)	(. 815)	(. 337)	(. 310)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.112)	(.758)	(. 530)	(. 815)	(. 337)	(. 310)
Net Asset Value, End of Period	$99.63	$106.99	$101.36	$87.79	$70.70	$61.18

Total Return	-5.91%	6.32%	16.07%	25.59%	16.17%	23.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$102	$75	$61	$22	$14	$28
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.43%	0.98%	0.66%	1.03%	0.83%	0.78%[3]
Portfolio Turnover Rate [4]	58%	63%	44%	39%	45%	106%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. During the six months ended February 29, 2016, there were no investors in the Institutional share class.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 29, 2016.

S&P Small-Cap 600 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $9,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	102,392	—	—
Temporary Cash Investments	508	200	—
Futures Contracts—Assets[1]	—	—	—
Total	102,900	200	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $1,353,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

S&P Small-Cap 600 Growth Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $3,403,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $109,411,000.

Net unrealized depreciation of investment securities for tax purposes was $6,311,000, consisting of unrealized gains of $3,997,000 on securities that had risen in value since their purchase and $10,308,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $83,855,000 of investment securities and sold $48,645,000 of investment securities, other than temporary cash investments. Purchases and sales include $45,559,000 and $10,197,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015
	Shares	Shares
	(000)	(000)
Issued	475	1,450
Issued in Lieu of Cash Distributions	—	—
Redeemed	(150)	(1,350)
Net Increase (Decrease) in Shares Outstanding	325	100

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$949.34	$0.63
Institutional Shares	1,000.00	949.47	0.34
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$958.02	$0.88
Institutional Shares	1,000.00	958.53	0.34
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$940.89	$0.87
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,024.22	$0.65
Institutional Shares	1,000.00	1,024.52	0.35
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,023.97	$0.91
Institutional Shares	1,000.00	1,024.52	0.35
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,023.97	$0.91

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.13% for ETF Shares and 0.07% for Institutional Shares; for the S&P Small-Cap 600 Value
Index Fund, 0.18% for ETF Shares and 0.07% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.18% for ETF
Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period (182/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The index is a product of S&P Dow Jones Indices LLC
Direct Investor Account Services > 800-662-2739	(“SPDJI”), and has been licensed for use by Vanguard.
Standard & Poor’s® and S&P® are registered
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Who Are Deaf or Hard of Hearing> 800-749-7273	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18452 042016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: April 15, 2016
VANGUARD ADMIRAL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: April 15, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.